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                                                                 EXHIBIT 10.1
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                                CREDIT AGREEMENT

                                     among

                       CAPSTAR BROADCASTING CORPORATION,

                      CAPSTAR BROADCASTING PARTNERS, INC.,

                   CAPSTAR RADIO BROADCASTING PARTNERS, INC.,

                                 VARIOUS BANKS,

          NATIONSBANC MONTGOMERY SECURITIES LLC, AS SYNDICATION AGENT,

                      SALOMON BROTHERS HOLDING COMPANY INC

                                      and

                      GOLDMAN SACHS CREDIT PARTNERS L.P.,

                            AS DOCUMENTATION AGENTS,

                                      and

                             BANKERS TRUST COMPANY,

                            AS ADMINISTRATIVE AGENT

                       __________________________________

                           Dated as of  May 29, 1998

                       __________________________________


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                               TABLE OF CONTENTS

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
SECTION 1.       Amount and Terms of Credit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.01    Commitment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.02    Minimum Amount of Each Borrowing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         1.03    Notice of Borrowing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         1.04    Disbursement of Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         1.05    Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         1.06    Conversions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         1.07    Pro Rata Borrowings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         1.08    Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         1.09    Interest Periods . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         1.10    Increased Costs, Illegality, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         1.11    Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.12    Change of Lending Office . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.13    Replacement of Banks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         1.14    Additional Term Loan Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

SECTION 2.       Letters of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

         2.01    Letters of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         2.02    Letter of Credit Requests; Notices of Issuance . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         2.03    Letter of Credit Participations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         2.04    Agreement to Repay Letter of Credit Drawings . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         2.05    Increased Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

SECTION 3.       Commitment Commission; Fees; Reductions of Commitment  . . . . . . . . . . . . . . . . . . . . . . .  19

         3.01    Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         3.02    Voluntary Termination or Reduction of Total Unutilized Revolving Loan Commitment . . . . . . . . . .  21
         3.03    Mandatory Reduction of Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

SECTION 4.       Prepayments; Payments; Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

         4.01    Voluntary Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         4.02    Mandatory Repayments and Commitment Reductions . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         4.03    Method and Place of Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         4.04    Net Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

SECTION 5A.      Conditions Precedent to Initial Credit Events  . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

         5A.01   Execution of Agreement; Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
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
         5A.02   Opinions of Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         5A.03   Corporate Documents; Proceedings; etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         5A.04   Shareholders' Agreements; Management Agreements; Employment Agreements; Tax Sharing Agreements . . .  34
         5A.05   Financings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         5A.06   Consummation of the Acquisition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         5A.07   Refinancings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         5A.08   Subsidiary Guaranty  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         5A.09   Pledge Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         5A.10   Security Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         5A.11   Mortgages; Title Insurance; etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         5A.12   Consent Letter . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         5A.13   Adverse Change . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         5A.14   Solvency Letter; Environmental Analyses; Insurance . . . . . . . . . . . . . . . . . . . . . . . . .  38
         5A.15   Projections  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         5A.16   Pro Forma Balance Sheet  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         5A.17   Payment of Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         5A.18   CCI Intercompany Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39

SECTION 5B.      Conditions Precedent to A Term Loans on the Second A Term Loan Borrowing Date  . . . . . . . . . . .  39

         5B.01   CCI Redemptions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39

SECTION 6.       Conditions Precedent to All Credit Events  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40

         6.01    No Default; Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         6.02    Notice of Borrowing; Letter of Credit Request  . . . . . . . . . . . . . . . . . . . . . . . . . . .  40

SECTION 7.       Representations, Warranties and Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40

         7.01    Corporate or Partnership Status  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         7.02    Corporate or Partnership Power and Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         7.03    No Violation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         7.04    Governmental Approvals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         7.05    Financial Statements; Financial Condition; Undisclosed Liabilities; Projections; etc.  . . . . . . .  42
         7.06    Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         7.07    True and Complete Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         7.08    Use of Proceeds; Margin Regulations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         7.09    Tax Returns and Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         7.10    Compliance with ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         7.11    The Security Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         7.12    Properties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         7.13    Capitalization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         7.14    Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         7.15    Compliance with Statutes, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         7.16    Environmental Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
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
         7.17    Investment Company Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         7.18    Public Utility Holding Company Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         7.19    Labor Relations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         7.20    Patents, Licenses, Franchises and Formulas . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         7.21    Special Purpose Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         7.22    Business of Holdings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         7.23    FCC Authorizations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         7.24    Subordinated Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         7.25    Transaction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         7.26    Existing Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         7.27    Year 2000 Representation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51

SECTION 8.        Affirmative Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52

         8.01    Information Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
                   (a)  Monthly Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
                   (b)  Quarterly Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
                   (c)  Annual Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
                   (d)  Management Letters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
                   (e)  Budgets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
                   (f)  Officer's Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
                   (g)  Notice of Default or Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
                   (h)  Other Reports and Filings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
                   (i)  Annual Meetings with Banks  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
                   (j)  Environmental Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
                   (k)  Other Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         8.02    Books, Records and Inspections . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         8.03    Maintenance of Property; Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         8.04    Corporate Franchises . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         8.05    Compliance with Statutes, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         8.06    Compliance with Environmental Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         8.07    ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         8.08    End of Fiscal Years; Fiscal Quarters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         8.09    Performance of Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         8.10    Payment of Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         8.11    Dividends on Exchangeable Preferred Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         8.12    Maintenance of Separateness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         8.13    Additional Security; Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         8.14    CCI Redemptions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63

SECTION 9.       Negative Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63

         9.01    Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         9.02    Consolidation, Merger, Purchase or Sale of Assets, etc.  . . . . . . . . . . . . . . . . . . . . . .  66
         9.03    Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         9.04    Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
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         9.05    Advances, Investments and Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         9.06    Transactions with Affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
         9.07    Capital Expenditures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
         9.08    Maximum Leverage Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
         9.09    Interest Coverage Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
         9.10    Limitation on Modifications of Certificate of Incorporation, Partnership Agreement, Limited Liability
                 Company Agreement, By-Laws and Certain Other Agreements; Limitations of Prepayments and Modifications
                 of Indebtedness; etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
         9.11    Limitation on Certain Restrictions on Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . .  81
         9.12    Limitation on Issuance of Capital Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
         9.13    Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
         9.14    Limitation on Creation of Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
         9.15    No Other Designated Senior Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82

SECTION 10.      Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82

         10.01   Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
         10.02   Representations, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
         10.03   Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         10.04   Default Under Other Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         10.05   Bankruptcy, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         10.06   ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
         10.07   Security Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
         10.08   Guaranty . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
         10.09   Judgments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
         10.10   Change of Ownership  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
         10.11   Non-Controlled Entity Credit Facility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85

SECTION 11.      Definitions and Accounting Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86

         11.01   Defined Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86

SECTION 12.      The Administrative Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 121

         12.01   Appointment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 121
         12.02   Nature of Duties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 121
         12.03   Lack of Reliance on the Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 121
         12.04   Certain Rights of the Administrative Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 122
         12.05   Reliance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 122
         12.06   Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 122
         12.07   The Administrative Agent in Its Individual Capacity  . . . . . . . . . . . . . . . . . . . . . . . . 122
         12.08   Holders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 123
         12.09   Resignation by the Administrative Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 123

SECTION 13.      Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 123

         13.01   Payment of Expenses, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 123





                                      (iv)

         13.02   Right of Setoff; Collateral Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 124
         13.03   Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 125
         13.04   Benefit of Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 126
         13.05   No Waiver; Remedies Cumulative . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 128
         13.06   Payments Pro Rata  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 128
         13.07   Calculations; Computations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 128
         13.08   GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL . . . . . . . . . . . . . . . 129
         13.09   Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 130
         13.10   Effectiveness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 130
         13.11   Headings Descriptive . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 131
         13.12   Amendment or Waiver; etc., . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 131
         13.13   Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 133
         13.14   Domicile of Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 133
         13.15   Limitation on Additional Amounts, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 133
         13.16   Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 133
         13.17   Register . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 134
         13.18   Designated Senior Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 135

SECTION 14.      Parents Guaranty . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 135

         14.01   The Guaranty . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 135
         14.02   Bankruptcy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 136
         14.03   Nature of Liability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 136





                                      (v)

SCHEDULE I       Commitments
SCHEDULE II      Bank Addresses
SCHEDULE III     Real Property
SCHEDULE IV      Existing Letters of Credit
SCHEDULE V       Subsidiaries
SCHEDULE VI      FCC Authorizations
SCHEDULE VII     Insurance
SCHEDULE VIII    Existing Liens
SCHEDULE IX      Existing Indebtedness
SCHEDULE X       Existing Investments
SCHEDULE XI      Radio Stations Assets
SCHEDULE XII     Indebtedness to be Refinanced
SCHEDULE XIII    Regions

EXHIBIT A        Form of Notice of Borrowing
EXHIBIT B-1      Form of A Term Note
EXHIBIT B-2      Form of B Term Note
EXHIBIT B-3      Form of Revolving Note
EXHIBIT C        Form of Additional Term Loan Assumption Agreement
EXHIBIT D        Form of Letter of Credit Request
EXHIBIT E        Form of Section 4.04(b)(ii) Certificate
EXHIBIT F-1      Form of Opinion of Vinson & Elkins, Special Counsel to the
                      Credit Parties
EXHIBIT F-2      Form of Opinion of Wiley, Rein & Fielding, Special FCC Counsel
                      to the Credit Parties
EXHIBIT G        Form of Officers' Certificate
EXHIBIT H        Form of Subsidiary Guaranty
EXHIBIT I        Form of Pledge Agreement
EXHIBIT J        Form of Security Agreement
EXHIBIT K        Form of Consent Letter
EXHIBIT L        Form of Assignment and Assumption Agreement
EXHIBIT M        Form of Parent Note





                                      (vi)

                 CREDIT AGREEMENT, dated as of May 29, 1998, among CAPSTAR BROADCASTING CORPORATION, a Delaware corporation ("Parent"), CAPSTAR BROADCASTING PARTNERS, INC., a Delaware corporation ("Holdings"), CAPSTAR RADIO BROADCASTING PARTNERS, INC., a Delaware corporation (the "Borrower"), the Banks party hereto from time to time, NATIONSBANC MONTGOMERY SECURITIES LLC, as Syndication Agent, SALOMON BROTHERS HOLDING COMPANY INC and GOLDMAN SACHS CREDIT PARTNERS L.P., as Documentation Agents, and BANKERS TRUST COMPANY, as Administrative Agent (all capitalized terms used herein and defined in Section 11 are used herein as therein defined).

                             W I T N E S S E T H :

                 WHEREAS, subject to and upon the terms and conditions herein set forth, the Banks are willing to make available to the Borrower the respective credit facilities provided for herein;

                 NOW, THEREFORE, IT IS AGREED:

                 SECTION 1.  Amount and Terms of Credit.

                 1.01 Commitment. (a) (i) Subject to and upon the terms and conditions set forth herein, each Bank with an A Term Loan Commitment severally agrees to make a term loan or term loans (each such term loan together with any term loans made pursuant to clause (ii) of this Section 1.01(a) collectively, the "A Term Loans," and each an "A Term Loan") to the Borrower, which A Term Loans made pursuant to this Section 1.01(a)(i) shall (i) be incurred by the Borrower pursuant to (x) a single drawing on the Initial Borrowing Date and (y) a single drawing on the Second A Term Loan Borrowing Date and (ii) not exceed in initial aggregate principal amount for any Bank at the time of incurrence thereof the A Term Loan Commitment, if any, of such Bank as in effect on such date (before giving effect to any reductions thereto on such date pursuant to Section 3.03(c)(i) but after giving effect to any reductions thereto pursuant to Section 3.03(c)(iii)).

                 (ii) Subject to and upon the terms and conditions set forth herein, each Bank with an Additional A Term Loan Commitment severally agrees to make an A Term Loan or A Term Loans to the Borrower, which A Term Loans made pursuant to this Section 1.01(a)(ii) shall (i) be incurred by the Borrower pursuant to one or more drawings after the Initial Borrowing Date and prior to the Additional Loans Availability Termination Date and (ii) not exceed in initial aggregate principal amount for any Bank at the time of incurrence thereof the Additional A Term Loan Commitment, if any, of such Bank as in effect on such date (before giving effect to any reductions thereto on such date pursuant to Section 3.03(e)(i)).

                 (iii) All A Term Loans, whether made pursuant to clause (i) or (ii) of this Section 1.01(a), shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans; provided that all A Term Loans made as part of the same Borrowing shall, unless otherwise specifically provided in Section 1.10(b), consist of A Term Loans of the same Type. Once repaid, A Term Loans incurred hereunder may not be reborrowed.

                 (b) (i) Subject to and upon the terms and conditions set forth herein, each Bank with a B Term Loan Commitment severally agrees to make a term loan or term loans (each such term loan together with any term loans made pursuant to clause (ii) of this Section 1.01(b) collectively, the "B Term Loans," and each a "B Term Loan") to the Borrower, which B Term Loans made pursuant to this Section 1.01(b)(i) shall (i) be incurred by the Borrower pursuant to a single drawing on the Initial Borrowing Date and (ii) not exceed, in initial aggregate principal amount for any Bank at the time of incurrence thereof the B Term Loan Commitment, if any, of such Bank as in effect on such date (before giving effect to the termination thereof on such date pursuant to Section 3.03(d)).

                 (ii) Subject to and upon the terms and conditions set forth herein, each Bank with an Additional B Term Loan Commitment severally agrees to make a B Term Loan or B Term Loans to the Borrower, which B Term Loans made pursuant to this Section 1.01(b)(ii) shall (i) be incurred pursuant to one or more drawings after the Initial Borrowing Date and prior to the Additional Loans Availability Termination Date and (ii) not exceed in initial aggregate principal amount for any Bank at the time of incurrence thereof the Additional B Term Loan Commitment, if any, of such Bank as in effect on such date (before giving effect to any reductions thereto on such date pursuant to Section 3.03(e)(i)).

                 (iii) All B Term Loans, whether made pursuant to clause (i) or (ii) of this Section 1.01(b), shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans; provided that all B Term Loans made as part of the same Borrowing shall, unless otherwise specifically provided in Section 1.10(b), consist of B Term Loans of the same Type. Once repaid, B Term Loans incurred hereunder may not be reborrowed.

                 (c) Subject to and upon the terms and conditions set forth herein, each Bank with a Revolving Loan Commitment severally agrees, at any time and from time to time on and after the Initial Borrowing Date and prior to the A/RL Maturity Date, to make a revolving loan or revolving loans (each a "Revolving Loan" and, collectively, the "Revolving Loans") to the Borrower, which Revolving Loans (i) shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans; provided that, except as otherwise specifically provided in Section 1.10(b), all Revolving Loans comprising the same Borrowing shall at all times be of the same Type, (ii) may be repaid and reborrowed in accordance with the provisions hereof, (iii) shall not exceed for any Bank at any time outstanding that aggregate principal amount which, when added to (I) the aggregate principal amount of all other then outstanding Revolving Loans made by such Bank and (II) the product of (x) such Bank's Adjusted RL Percentage and (y) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time, equals the Available Revolving Loan Commitment of such Bank at such time and (iv) shall not exceed for all Banks at any time outstanding that aggregate principal amount which, when added to the amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time, equals the Total Available Revolving Loan Commitment at such time.

                 1.02 Minimum Amount of Each Borrowing. The aggregate principal amount of each Borrowing of Loans under a respective Tranche shall
not be less than the Minimum Borrowing Amount for such Tranche.   More than one
Borrowing may occur on the same date, but at no time shall there be outstanding more than fifteen Borrowings of Eurodollar Loans.

                 1.03 Notice of Borrowing. (a) Whenever the Borrower desires to incur Loans hereunder, it shall give the Administrative Agent at its Notice Office at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of each Base Rate Loan and at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each Eurodollar Loan to be made hereunder, provided that any such notice shall be deemed to have been given on a certain day only if given before 12:00 Noon (New York time) on such day. Each such written notice or written confirmation of telephonic notice (each a "Notice of Borrowing"), except as otherwise expressly provided in Section 1.10, shall be irrevocable and shall be given by the Borrower in the form of Exhibit A, appropriately completed to specify the aggregate principal amount of the Loans to be incurred pursuant to such Borrowing, the date of such Borrowing (which shall be a Business Day), whether the Loans being incurred pursuant to such Borrowing shall constitute A Term Loans, B Term Loans or Revolving Loans, and whether the Loans being incurred pursuant to such Borrowing are to be initially maintained as Base Rate Loans or Eurodollar Loans and, if Eurodollar Loans, the initial Interest Period to be applicable thereto. The Administrative Agent shall promptly give each Bank which is required to make Loans of the Tranche specified in the respective Notice of Borrowing, notice of such proposed Borrowing, of such Bank's proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.

                 (b) Without in any way limiting the obligation of the Borrower to confirm in writing any telephonic notice permitted to be given hereunder, the Administrative Agent or the Issuing Bank (in the case of the issuance of Letters of Credit), as the case may be, may act without liability upon the basis of such telephonic notice, believed by the Administrative Agent or the Issuing Bank, as the case may be, in good faith to be from an Authorized Officer of the Borrower prior to receipt of written confirmation. In each such case, the Borrower hereby waives the right to dispute the Administrative Agent's or the Issuing Bank's record of the terms of such telephonic notice.

                 1.04 Disbursement of Funds. (a) Except as otherwise specifically provided in the second succeeding sentence, no later than 12:00 Noon (New York time) on the date specified in each Notice of Borrowing, each Bank with a Commitment of the respective Tranche will make available its pro rata portion of each such Borrowing requested to be made on such date. All such amounts shall be made available in Dollars and in immediately available funds at the Payment Office of the Administrative Agent, and the Administrative Agent will make available to the Borrower at the Payment Office the aggregate of the amounts so made available by the Banks (prior to 1:00 P.M. on such day, to the extent of funds actually received by the Administrative Agent prior to 12:00 Noon on such day). Unless the Administrative Agent shall have been notified by any Bank prior to the date of Borrowing that such Bank does not intend to make available to the Administrative Agent such Bank's portion of any Borrowing to be made on such date, the Administrative Agent may assume that such Bank has made such amount available to the Administrative Agent on such date of Borrowing and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Bank, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover on demand from such Bank or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower until the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if recovered from such Bank, at the Federal Funds Rate and
(ii) if recovered from the Borrower, the rate of interest applicable to the respective Borrowing, as determined pursuant to Section 1.08. Nothing in this
Section 1.04 shall be deemed to relieve any Bank from its obligation to make Loans hereunder or to prejudice any rights which the Borrower may have against any Bank as a result of any failure by such Bank to make Loans hereunder.

                 1.05 Notes. (a) The Borrower's obligation to pay the principal of, and interest on, the Loans made by each Bank shall be evidenced
(i) if A Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-1, with blanks appropriately completed in conformity herewith (each, an "A Term Note" and, collectively, the "A Term Notes"); (ii) if B Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-2, with blanks appropriately completed in conformity herewith (each, a "B Term Note" and, collectively, the "B Term Notes"); and (iii) if Revolving Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-3, with blanks appropriately completed in conformity herewith (each, a "Revolving Note" and collectively, the "Revolving Notes").

                 (b)(I) The A Term Note issued to each Bank that has an A Term Loan Commitment shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank or its registered assigns and be dated the Initial Borrowing Date (or, if issued thereafter, the date of the issuance thereof),
(iii) be in a stated principal amount equal to the A Term Loan Commitment of such Bank and be payable in the outstanding principal amount of A Term Loans evidenced thereby, (iv) mature on the A/RL Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section
4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                 (II) The A Term Note issued to each Bank that has an Additional A Term Loan Commitment shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank or its registered assigns and be dated the date of issuance thereof, (iii) be in a stated principal amount equal to the sum of the principal amount of A Term Loans made by such Bank pursuant to
Section 1.01(a)(ii) and be payable in the outstanding principal amount of A Term Loans evidenced thereby, (iv) mature on the A/RL Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                 (c)(I) The B Term Note issued to each Bank that has a B Term Loan Commitment shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank or its registered assigns and be dated the Initial Borrowing Date (or, if issued thereafter, the date of the issuance thereof), (iii) be in a stated principal amount equal to the principal amount of B Term Loans made by such Bank pursuant to Section 1.01(b)(i) and be payable in the outstanding principal amount of B Term Loans evidenced thereby, (iv) mature on the B Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of
Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                 (II) The B Term Note issued to each Bank that has an Additional B Term Loan Commitment shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank or its registered assigns and be dated the date of issuance thereof, (iii) be in a stated principal amount equal to the principal amount of B Term Loans made by such Bank pursuant to Section 1.01(b)(ii) and be payable in the outstanding principal amount of B Term Loans evidenced thereby, (iv) mature on the B Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                 (d) The Revolving Note issued to each Bank that has a Revolving Loan Commitment shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank or its registered assigns and be dated the Initial Borrowing Date (or, if issued thereafter, the date of the issuance thereof), (iii) be in a stated principal amount equal to the Revolving Loan Commitment of such Bank and be payable in the outstanding principal amount of the Revolving Loans evidenced thereby, (iv) mature on the A/RL Maturity Date,
(v) bear interest as provided in
the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                 (e)      In addition to the terms set forth in clauses (b),
(c) and (d) of this Section 1.05, each Note shall also contain the following legend (which shall be printed thereon in bold face):

         THE BORROWER HEREBY DESIGNATES ITS OBLIGATIONS UNDER THIS NOTE AND THE OTHER CREDIT DOCUMENTS AS "DESIGNATED SENIOR INDEBTEDNESS" FOR PURPOSES OF, AND AS DEFINED IN, EACH OF THE BORROWER'S 9 1/4% SENIOR SUBORDINATED NOTE INDENTURE AND HOLDINGS' SUBORDINATED EXCHANGE DEBENTURES INDENTURE (EACH AS DEFINED IN THE AGREEMENT).

                 (f) Each Bank will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of any of its Notes endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or any error in any such notation or endorsement shall not affect the Borrower's obligations in respect of such Loans.

                 1.06 Conversions. The Borrower shall have the option to convert, on any Business Day occurring after the Initial Borrowing Date, all or a portion equal to at least the applicable Minimum Borrowing Amount of the outstanding principal amount of the Loans owing pursuant to a single Tranche into a Borrowing or Borrowings pursuant to such Tranche of another Type of Loan; provided that (i) except as otherwise provided in Section 1.10(b), Eurodollar Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable to the Loans being converted and no partial conversion of Eurodollar Loans shall reduce the outstanding principal amount of the Eurodollar Loans made pursuant to such Borrowing to less than the Minimum Borrowing Amount applicable thereto, (ii) Base Rate Loans may not be converted into Eurodollar Loans if a violation of Section 10.01 or 10.05 or an Event of Default is in existence on the date of the conversion and the Administrative Agent or the Required Banks have determined that such conversion at such time would be disadvantageous to the Banks and (iii) no conversion pursuant to this
Section 1.06 shall result in a greater number of Eurodollar Loans than is permitted under Section 1.02. Each such conversion shall be effected by the Borrower by giving the Administrative Agent at its Notice Office prior to 12:00 Noon (New York time) at least three Business Days' prior notice (each a "Notice of Conversion") specifying the Loans to be so converted, the Borrowing or Borrowings pursuant to which such Loans were made and, if to be converted into Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Bank prompt notice of any such proposed conversion affecting any of its Loans. Upon any such conversion, the proceeds thereof will be deemed to be applied directly on the day of such conversion to repay the outstanding principal amount of the Loans being converted.

                 1.07 Pro Rata Borrowings. All Loans under this Agreement shall be incurred from the Banks pro rata on the basis of their A Term Loan Commitments, Additional A Term Loan Commitments (in the case of A Term Loans incurred pursuant to Section 1.01(a)(ii)), B Term Loan Commitments, Additional B Term Loan Commitments (in the case of B Term Loans incurred pursuant to
Section 1.01(b)(ii)) or Revolving Loan Commitments, as the case may be. It is understood that no Bank shall be responsible for any default by any other Bank of its obligation to make Loans hereunder and that each Bank shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Bank to make its Loans hereunder.

                 1.08 Interest. (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan from the date the proceeds thereof are made available to the Borrower until the earlier of (i) the maturity (whether by acceleration, optional or mandatory, or otherwise) of such Base Rate Loan and (ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to Section 1.06, at a rate per annum which shall be equal to the sum of the Applicable Margin plus the Base Rate in effect from time to time.

                 (b) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan from the date the proceeds thereof are made available to the Borrower until the earlier of (i) the maturity (whether by acceleration, optional or mandatory, or otherwise) of such Eurodollar Loan and (ii) the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to Section 1.06, 1.09 or 1.10, as applicable, at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin plus the Eurodollar Rate for such Interest Period.

                 (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall, in each case, bear interest at a rate per annum equal to the rate which is 2% per annum in excess of the rate then borne by such Loans, in each case with such interest to be payable on demand.

                 (d) Accrued (and theretofore unpaid) interest shall be payable (i) in respect of each Base Rate Loan, quarterly in arrears on each Quarterly Payment Date, (ii) in respect of each Eurodollar Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and (iii) in respect of each Loan, on any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

                 (e) Upon each Interest Determination Date, the Administrative Agent shall determine the Eurodollar Rate for each Interest Period applicable to Eurodollar Loans and shall promptly notify the Borrower and the Banks thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

                 1.09 Interest Periods. At the time it gives any Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, any Eurodollar Loan (in the case of the initial Interest Period applicable thereto) or on the third Business Day prior to the expiration of an Interest Period applicable to such Eurodollar Loan (in the case of any subsequent Interest Period), the Borrower shall have the right to elect, by giving the Administrative Agent notice thereof, the interest period (each an "Interest Period") applicable to such Eurodollar Loan, which Interest Period shall, at the option of the Borrower, be a one, two, three, six or, if available to each of the Banks, nine or twelve month period, provided that:

                 (i) all Eurodollar Loans comprising a Borrowing shall at all times have the same Interest Period;

                 (ii) the initial Interest Period for any Eurodollar Loan shall commence on the date of Borrowing of such Eurodollar Loan (including the date of any conversion thereto from a Loan of a different Type) and each Interest Period occurring thereafter in respect of such Eurodollar Loan shall commence on the day on which the next preceding Interest Period applicable thereto expires;

                 (iii) if any Interest Period relating to a Eurodollar Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

                 (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period for a Eurodollar Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                 (v) no Interest Period may be selected at any time when a violation of Sections 10.01 or 10.05 or an Event of Default is then in existence and the Administrative Agent or the Required Banks have determined that such an election at such time would be disadvantageous to the Banks;

                 (vi) no Interest Period in respect of any Borrowing of any Tranche of Loans shall be selected which extends beyond the respective Maturity Date for such Tranche of Loans; and

                 (vii) no Interest Period in respect of any Borrowing of A Term Loans or B Term Loans, as the case may be, shall be selected at any time which extends beyond any date upon which a mandatory repayment of such Tranche of Term Loans will be required to be made under Section 4.02(b)(i) or (ii), as the case may be, if, after giving effect to the election of such Interest Period, the aggregate principal amount of A Term Loans or B Term

         Loans, as the case may be, which have Interest Periods that will expire after such date will be in excess of the aggregate principal amount of A Term Loans or B Term Loans, as the case may be, then outstanding less the aggregate amount of such required repayment.

                 If upon the expiration of any Interest Period applicable to a Borrowing of Eurodollar Loans, the Borrower has failed to elect, or is not permitted to elect, a new Interest Period to be applicable to such Eurodollar Loans as provided above, the Borrower shall be deemed to have elected to convert such Eurodollar Loans into Base Rate Loans effective as of the expiration date of such current Interest Period.

                 1.10 Increased Costs, Illegality, etc. (a) In the event that any Bank shall have determined (which determination with respect to clause
(i) below, may be made only by the Administrative Agent):

                 (i) on any Interest Determination Date that, by reason of any changes arising after the Effective Date affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

                 (ii) at any time, that such Bank shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loan because of (x) any change since the Effective Date in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payment to any Bank of the principal of or interest on such Eurodollar Loan or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Bank, or any franchise tax based on the net income or profits of such Bank, in either case pursuant to the laws of the United States of America or the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein), but without duplication of any amounts payable in respect of Taxes pursuant to Section 4.04(a), or
         (B) a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate and/or (y) other circumstances since the Effective Date affecting such Bank or the interbank Eurodollar market or the position of such Bank in such market; or

                 (iii) at any time, that the making or continuance of any Eurodollar Loan has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by any Bank in good faith with any governmental request (whether or not having force of law) or (z) impracticable as a result of a contingency occurring after the Effective Date which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, such Bank (or the Administrative Agent, in the case of clause (i) above) shall promptly give notice (by telephone confirmed in writing) to the Borrower and, except in the case of clause (i) above, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Banks). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Banks that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Borrower with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the Borrower, (y) in the case of clause (ii) above, the Borrower shall, subject to the provisions of Section 13.15 (to the extent applicable) pay to such Bank, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Bank in its sole discretion shall determine) as shall be required to compensate such Bank for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Bank, showing the basis for the calculation thereof and certifying that it is generally charging such costs to other similarly situated borrowers under similar credit facilities, submitted to the Borrower by such Bank in good faith shall, absent manifest error, be final and conclusive and binding on all the parties hereto) and (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law. Each of the Administrative Agent and each Bank agrees that if it gives notice to the Borrower of any of the events described in clause (i) or (iii) above, it shall promptly notify the Borrower and, in the case of any such Bank, the Administrative Agent, if such event ceases to exist. If any such event described in clause (iii) above ceases to exist as to a Bank, the obligations of such Bank to make Eurodollar Loans and to convert Base Rate Loans into Eurodollar Loans on the terms and conditions contained herein shall be reinstated.

                 (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the Borrower may (and in the case of a Eurodollar Loan affected by the circumstances described in
Section 1.10(a)(iii) shall) either (x) if the affected Eurodollar Loan is then being made initially or pursuant to a conversion, cancel the respective Borrowing by giving the Administrative Agent telephonic notice (confirmed in writing) on the same date that the Borrower was notified by the affected Bank or the Administrative Agent pursuant to Section 1.10(a)(ii) or (iii) or (y) if the affected Eurodollar Loan is then outstanding, upon at least three Business Days' written notice to the Administrative Agent given immediately, or if permitted by applicable law given at such later date permitted thereby, require the affected Bank to convert such Eurodollar Loan into a Base Rate Loan, provided that, if more than one Bank is affected at any time, then all affected Banks must be treated the same pursuant to this Section 1.10(b).

                 (c) If at any time after the Effective Date any Bank determines that the introduction of or any change in any applicable law or governmental rule, regulation, order, guideline, directive or request (whether or not having the force of law) concerning capital adequacy, or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency, will have the effect of increasing the amount of capital required or expected to be maintained by such Bank or any corporation controlling such Bank based on the existence of such Bank's Commitments hereunder or its obligations hereunder, then the Borrower shall, subject to the provisions of Section 13.15 (to the extent applicable), pay to such Bank, upon its written demand therefor, such additional amounts as shall be required to compensate such Bank or such other corporation for the increased cost to such Bank or such other corporation or the reduction in the rate of return to such Bank or such other corporation as a result of such increase of capital. In determining such additional amounts, each Bank will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided that such Bank's reasonable good faith determination (made in a manner generally consistent with such Bank's standard practices) of compensation owing under this Section 1.10(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Bank, upon determining that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the Borrower, which notice shall show the basis for calculation of such additional amounts and certify that it is generally charging such costs to other similarly situated borrowers under similar credit facilities.

                 1.11 Compensation. The Borrower shall, subject to the provisions of Section 13.15 (to the extent applicable), compensate each Bank, upon its written request (which request shall set forth the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Bank to fund its Eurodollar Loans but excluding any loss of anticipated profit) which such Bank may sustain: (i) if for any reason (other than a default by such Bank or the Administrative Agent) a Borrowing of, or conversion from or into, Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to Section 1.10(a) or
(b)); (ii) if any repayment (including any repayment made pursuant to Section
4.01 or 4.02 or as a result of an acceleration of the Loans pursuant to Section
10) or conversion of any of its Eurodollar Loans occurs on a date which is not the last day of an Interest Period with respect thereto; (iii) if any prepayment of any of its Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other default by the Borrower to repay its Loans when required by the terms of this Agreement or any Note held by such Bank or (y) any election made pursuant to Section 1.10(b).

                 1.12 Change of Lending Office. Each Bank agrees that upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or (iii), Section 1.10(c), Section 2.05 or Section 4.04 with respect to such Bank, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Loans affected by such event, provided that such designation is made on such terms that such Bank and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section.

Nothing in this Section 1.12 shall affect or postpone any of the obligations of the Borrower or the right of any Bank provided in Sections 1.10, 2.05 and 4.04.

                 1.13 Replacement of Banks. (x) If any Bank becomes a Defaulting Bank or otherwise defaults in its obligations to make Loans or fund Unpaid Drawings, (y) upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or (iii), Section 1.10(c), Section 2.05 or
Section 4.04 with respect to any Bank which results in such Bank charging to the Borrower increased costs in excess of those being generally charged by the other Banks or (z) in the case of certain refusals by a Bank (other than a Bank whose commitments are terminated in accordance with Section 3.02(b) and/or whose Loans are repaid in accordance with Section 4.01(b)) to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks as (and to the extent) provided in Section 13.12(b), the Borrower shall have the right, if no Default or Event of Default will exist immediately after giving effect to the respective replacement, to either replace (1) such Bank (the "Replaced Bank") with one or more other Eligible Transferee or Transferees reasonably acceptable to the Administrative Agent, none of whom shall constitute a Defaulting Bank at the time of such replacement (collectively, the "Replacement Bank") or (2) at the option of the Borrower, to replace only (a) the Revolving Loan Commitment (and outstandings pursuant thereto) of the Replaced Bank with an identical Revolving Loan Commitment provided by the Replacement Bank or (b) the Term Loan Commitment and/or outstanding Term Loans of the Replaced Bank in respect of each Tranche with an identical Term Loan Commitment or Term Loans provided by the Replacement Bank; provided that (i) at the time of any replacement pursuant to this Section 1.13, the Replacement Bank shall enter into one or more Assignment and Assumption Agreements pursuant to Section 13.04(b) (and with all fees payable pursuant to said Section 13.04(b) to be paid by the Replacement
Bank) pursuant to which the Replacement Bank shall acquire the Commitment and outstanding Loans (or, in the case of the replacement of only (a) the Revolving Loan Commitment, the Revolving Loan Commitment and outstanding Revolving Loans or (b) the Term Loan Commitment or outstanding Term Loans of one or more Tranches, the Term Loan Commitment or the outstanding Term Loans of the respective Tranche) of, and in each case (except for the replacement of only the outstanding Term Loan Commitment or the outstanding Term Loans of one or more Tranches of the respective Bank) participations in Letters of Credit by, the Replaced Bank and, in connection therewith, shall pay to (x) the Replaced Bank in respect thereof an amount equal to the sum of (without duplication) (A) the principal of, and all accrued interest on, all outstanding Loans (or of the Loans of the respective Tranche being replaced) of the Replaced Bank, (B) except in the case of the replacement of only the Term Loan Commitment or the outstanding Term Loans of one or more Tranches of a Replaced Bank, all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Bank, together with all then unpaid interest with respect thereto at such time and
(C) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Bank (but only with respect to the relevant Tranche, in the case of the replacement of less than all Tranches of Loans then held by the respective Replaced Bank) pursuant to Section 3.01 and (y) except in the case of the replacement of only the Term Loan Commitment or the outstanding Term Loans of one or more Tranches of a Replaced Bank, the Issuing Bank an amount equal to such Replaced

Bank's Adjusted RL Percentage (for this purpose, determined as if the adjustment described in clause (y) of the immediately succeeding sentence had been made with respect to such Replaced Bank) of any Unpaid Drawing (which at such time remains an Unpaid Drawing) to the extent such amount was not theretofore funded by such Replaced Bank, and (ii) all obligations of the Borrower owing to the Replaced Bank (other than those (a) specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid or (b) relating to any Tranche of Loans and/or Commitments of the respective Replaced Bank which will remain outstanding after giving effect to the respective replacement) shall be paid in full to such Replaced Bank concurrently with such replacement. Upon the execution of the respective Assignment and Assumption Agreements, the payment of amounts referred to in clauses (i) and (ii) above, the recordation of the assignment in the Register by the Administrative Agent pursuant to Section
13.17 and, if so requested by the Replacement Bank, delivery to the Replacement Bank of the appropriate Note or Notes executed by the Borrower, (x) the Replacement Bank shall become a Bank hereunder and, unless the respective Replaced Bank continues to have outstanding Term Loans or a Commitment hereunder, the Replaced Bank shall cease to constitute a Bank hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.05, 4.04, 12.06 and 13.01, as the same may be limited by Section 13.15 (to the extent applicable)), which shall survive as to such Replaced Bank and (y) in the case of a replacement of a Defaulting Bank with a Non-Defaulting Bank, the Adjusted RL Percentages of the Banks shall be automatically adjusted at such time to give effect to such replacement (and to give effect to the replacement of a Defaulting Bank with one or more Non-Defaulting Banks). Any replacement of a Bank pursuant to this
Section 1.13 shall not be deemed to be a waiver of any rights which the Borrower, the Administrative Agent or any other Bank shall have against the Replaced Bank.

                 1.14 Additional Term Loan Commitments. At any time on and after the Effective Date and prior to the Additional Loans Availability Termination Date, with the prior written consent of the Administrative Agent, the Borrower may request one or more Banks or other lending institutions to assume an Additional A Term Loan Commitment or an Additional B Term Loan Commitment and to make A Term Loans or B Term Loans, as the case may be, to the Borrower as provided in Sections 1.01(a)(ii) and 1.01(b)(ii), respectively, (all such term loans whether A Term Loans or B Term Loans being herein referred to as "Additional Term Loans") and in the sole discretion of each such Bank or other institution, any such Bank or other institution may agree to so commit; provided that (i) no Default or Event of Default then exists or would result therefrom, (ii) the increase in the Total Additional Term Loan Commitment pursuant to any such request shall be in an aggregate amount of at least $100,000,000, (iii) after giving effect to each such increase, the sum of the Total Additional Term Loan Commitment (determined without giving effect to any prior reductions thereto pursuant to Section 3.03(e)) and any additional Revolving Loan Commitments pursuant to Section 9.04(xiv) shall not exceed $550,000,000 and (iv) no more than two requests shall be made per calendar year. The Borrower and each such Bank or other lending institution (each an "Assuming Bank") which agrees to commit to make Additional Term Loans shall execute and deliver to the Administrative Agent an Additional Term Loan Assumption Agreement substantially in the form of Exhibit C (with the increase in or, in the case of a new Assuming Bank, assumption of, such Bank's Additional Term Loan Commitment to be effective upon delivery of such Additional Term Loan Assumption Agreement to the Administrative Agent). The Administrative Agent shall promptly notify each Bank as to the occurrence of each Additional Term Loan Assumption Date. On each Additional Term Loan Assumption Date, (x) Schedule I shall be deemed modified to reflect the Additional Term Loan Commitments of such Banks, and (y) the Borrower shall pay to each such Assuming Bank such up front fee (if any) as may have been agreed between the Borrower and such Assuming Bank.

                 SECTION 2.  Letters of Credit.

                 2.01 Letters of Credit. (a) Subject to and upon the terms and conditions set forth herein, the Borrower may request that any Issuing Bank issue, at any time and from time to time on and after the Initial Borrowing Date and prior to the 5th Business Day preceding the A/RL Maturity Date (or the 30th Business Day prior to A/RL Maturity Date in the case of Trade Letters of Credit ), (x) for the account of the Borrower and for the benefit of any holder (or any trustee, agent or other similar representative for any such holders) of L/C Supportable Obligations of Parent or any of its Subsidiaries, an irrevocable sight standby letter of credit, in a form customarily used by such Issuing Bank or in such other form as has been approved by such Issuing Bank (each such standby letter of credit, a "Standby Letter of Credit") in support of such L/C Supportable Obligations and (y) for the account of the Borrower, an irrevocable sight commercial letter of credit in a form customarily used by such Issuing Bank (each such commercial letter of credit, a "Trade Letter of Credit" and each such Trade Letter of Credit and each Standby Letter of Credit, a "Letter of Credit") in support of customary commercial transactions of the Borrower and its Subsidiaries.

                 (b) Each Issuing Bank may agree in its sole discretion, and BTCo hereby agrees that, in the event a requested Letter of Credit is not issued by one of the other Issuing Banks, it will (subject to the terms and conditions contained herein), at any time and from time to time on or after the Initial Borrowing Date and prior to the 5th Business Day preceding the A/RL Maturity Date, following its receipt of the respective Letter of Credit Request, issue for the account of the Borrower one or more Letters of Credit
(x) in the case of Standby Letters of Credit, in support of such L/C Supportable Obligations of Parent or any of its Subsidiaries and (y) in the case of Trade Letters of Credit, in support of sellers of goods as referenced in Section 2.01(a), provided that the respective Issuing Bank shall be under no obligation to issue any Letter of Credit of the types described above if at the time of such issuance:

                 (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain such Issuing Bank from issuing such Letter of Credit or any requirement of law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuing Bank is not otherwise compensated, including, without limitation, by reimbursement from the Borrower) not in effect on the date hereof, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to such Issuing Bank as of the date hereof and which such Issuing Bank in good faith deems material to it; or

                 (ii) such Issuing Bank shall have received notice from any Bank prior to the issuance of such Letter of Credit of the type described in the second sentence of Section 2.02(b).

                 (c) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time would exceed either (x) $150,000,000 minus the aggregate amount of cash earnest money deposits outstanding at such time pursuant to Section 9.01(xviii) or (y) when added to the aggregate outstanding principal amount of all Revolving Loans, the Adjusted Total Available Revolving Loan Commitment; (ii) each Letter of Credit shall be denominated in Dollars; (iii) the Stated Amount of each Letter of Credit shall be no less than $50,000 or such lesser amount as is acceptable to the Issuing Bank; and (iv) each Letter of Credit shall by its terms terminate
(A) in the case of Standby Letters of Credit, on or before the earlier of (x) the date which occurs 12 months after the date of the issuance thereof (although any such Letter of Credit may be extendable, if such Letter of Credit could otherwise be issued pursuant to the terms and conditions hereof, for successive periods of up to 12 months, but not beyond the 5th Business Day preceding the A/RL Maturity Date), and (y) the 5th Business Day preceding the A/RL Maturity Date and (B) in the case of Trade Letters of Credit, on or before the earlier of (x) the date which occurs 180 days after the date of issuance thereof and (y) the date which is 30 days prior to the A/RL Maturity Date.

                 (d) Schedule IV attached hereto contains a description of all letters of credit issued by BTCo pursuant to the Existing Credit Agreement and which are to remain outstanding on the Initial Borrowing Date. Each such letter of credit, including any extension thereof (each an "Existing Letter of Credit") shall constitute a "Letter of Credit" for all purposes of this Agreement. Each Existing Letter of Credit shall be deemed issued for purposes of Sections 2.03(a), 3.01(b) and 3.01(c) on the Initial Borrowing Date.

                 2.02 Letter of Credit Requests; Notices of Issuance. (a) Whenever the Borrower desires that a Letter of Credit be issued for its account, the Borrower shall give the Administrative Agent and the respective Issuing Bank at least two Business Days' (or such shorter period as is acceptable to the respective Issuing Bank) prior written notice thereof. In the case of Letters of Credit to be issued pursuant to Section 2.01, each notice shall be in the form of Exhibit D (each a "Letter of Credit Request").

                 (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the Borrower that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 2.01(c). Unless the respective Issuing Bank has received notice from any Bank before it issues a Letter of Credit that one or more of the conditions specified in Sections 5A, 5B or 6 are not then satisfied, or that the issuance of such Letter of Credit would violate Section 2.01(c), then such Issuing Bank may issue the requested Letter of Credit for the account of the Borrower in accordance with such Issuing Bank's usual and customary practices. Upon its issuance of or amendment to any Standby Letter of Credit, such Issuing Bank shall promptly notify each Bank participating therein of such issuance or amendment, and at the request of any Participant, the Issuing Bank shall forward a copy of such issued Letter of Credit and any amendments thereto. For Trade Letters of Credit on which the Issuing Bank is other than the Administrative Agent, the Issuing Bank will send to the Administrative Agent by facsimile transmission, promptly on the first Business Day of each week, the daily aggregate Stated Amount of Trade Letters of Credit issued by such Issuing Bank and outstanding during the preceding week. The Administrative Agent will send to each Bank after each calendar month end and upon each payment of the Letter of Credit Fee, a report setting forth for the relevant period the daily aggregate Stated Amount of all outstanding Trade Letters of Credit of all Issuing Banks during such period.

                 2.03 Letter of Credit Participations. (a) Immediately upon the issuance (or deemed issuance pursuant to Section 2.01(d)) by any Issuing Bank of any Letter of Credit, such Issuing Bank shall be deemed to have sold and transferred to each Bank with a Revolving Loan Commitment, other than such Issuing Bank (each such Bank, in its capacity under this Section 2.03, a "Participant"), and each such Participant shall be deemed irrevocably and unconditionally to have purchased and received from such Issuing Bank, without recourse or warranty, an undivided interest and participation, to the extent of such Participant's Adjusted RL Percentage, in such Letter of Credit, each drawing made thereunder and the obligations of the Borrower under this Agreement with respect thereto, and any security therefor or guaranty pertaining thereto (although the Letter of Credit Fee shall be payable directly to the Administrative Agent for the account of the Participants as provided in
Section 3.01(b) and the Participants shall have no right to receive any portion of any Facing Fees). Upon any change in the respective Revolving Loan Commitments of the Banks pursuant to Section 1.13 or 13.04(b), it is hereby agreed that, with respect to all such outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section 2.03 to reflect the new Adjusted RL Percentages of the assignor and assignee Bank.

                 (b) In determining whether to pay under any Letter of Credit, such Issuing Bank shall have no obligation relative to the other Banks other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by any Issuing Bank under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct as determined by a court of competent jurisdiction and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall not create for such Issuing Bank any resulting liability to the Borrower or any Bank.

                 (c) In the event that any Issuing Bank makes any payment under any Letter of Credit and the Borrower shall not have reimbursed such amount in full to such Issuing Bank pursuant to Section 2.04(a), such Issuing Bank shall promptly notify the Administrative Agent, which shall promptly notify each Participant of such failure, and each Participant shall promptly and unconditionally pay to such Issuing Bank the amount of such Participant's Adjusted RL Percentage of such unreimbursed payment in Dollars and in same day funds. If the Administrative Agent so notifies, prior to 11:00 A.M. (New York time) on any Business Day, any Participant required to fund a payment under a Letter of Credit, such Participant shall make available to such Issuing Bank in Dollars such Participant's Adjusted RL Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such Participant shall not have so made its Adjusted RL Percentage of the amount of such payment available to such Issuing Bank, such Participant agrees to pay to such Issuing Bank, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to such Issuing Bank at the Federal Funds Rate. The failure of any Participant to make available to such Issuing Bank its Adjusted RL Percentage of any payment under any Letter of Credit shall not relieve any other Participant of its obligation hereunder to make available to such Issuing Bank its Adjusted RL Percentage of any Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to such Issuing Bank such other Participant's Adjusted RL Percentage of any such payment.

                 (d) Whenever any Issuing Bank receives a payment of a reimbursement obligation as to which it has received any payments from the Participants pursuant to clause (c) above, such Issuing Bank shall pay to each Participant which has paid its Adjusted RL Percentage thereof, in Dollars and in same day funds, an amount equal to such Participant's share (based upon the proportionate aggregate amount originally funded by such Participant to the aggregate amount funded by all Participants) of the principal amount of such reimbursement obligation and interest thereon accruing after the purchase of the respective participations.

                 (e) The obligations of the Participants to make payments to each Issuing Bank with respect to Letters of Credit issued by it shall be irrevocable and not subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                 (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

                 (ii) the existence of any claim, setoff, defense or other right which the Parent or any of its Subsidiaries may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, any Issuing Bank, any Participant, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between Parent or any Subsidiary of Parent and the beneficiary named in any such Letter of Credit);

                 (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                 (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

                 (v)      the occurrence of any Default or Event of Default.

                 2.04 Agreement to Repay Letter of Credit Drawings. (a) The Borrower hereby agrees to reimburse the respective Issuing Bank, by making payment directly to such Issuing Bank in immediately available funds, for any payment or disbursement made by it under any Letter of Credit (each such amount, so paid until reimbursed, an "Unpaid Drawing"), no later than three Business Days after the date of such payment or disbursement, with interest on the amount so paid or disbursed by such Issuing Bank, to the extent not reimbursed prior to 12:00 Noon (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date such Issuing Bank was reimbursed by the Borrower therefor at a rate per annum which shall be the Base Rate in effect from time to time plus the Applicable Margin for Revolving Loans maintained as Base Rate Loans; provided, however, to the extent such amounts are not reimbursed prior to 12:00 Noon (New York time) on the fifth Business Day following such payment or disbursement, interest shall thereafter accrue on the amounts so paid or disbursed by such Issuing Bank (and until reimbursed by the Borrower) at a rate per annum which shall be the Base Rate in effect from time to time plus the Applicable Margin for Revolving Loans maintained as Base Rate Loans plus 2%, in each such case, with interest to be payable on demand. The respective Issuing Bank shall give the Borrower prompt notice of each Drawing under any Letter of Credit, provided that the failure to give any such notice shall in no way affect, impair or diminish the Borrower's obligations hereunder.

                 (b) The obligations of the Borrower under this Section 2.04 to reimburse the respective Issuing Bank with respect to drawings on Letters of Credit (each, a "Drawing") (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against any Bank (including in its capacity as the issuer of the Letter of Credit or as Participant), or any nonapplication or misapplication by the beneficiary of the proceeds of such Drawing, the respective Issuing Bank's only obligation to the Borrower being to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by any Issuing Bank under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct as determined by a court of competent jurisdiction and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall not create for such Issuing Bank any resulting liability to the Borrower.

                 2.05 Increased Costs. If at any time after the Effective Date, the introduction of or any change in any applicable law, rule, regulation, order, guideline or request or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by any Issuing Bank or any Participant, or any corporation controlling such Person, with any request or directive by any such authority (whether or not having the force of law), shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued by any Issuing Bank or participated in by any Participant, or (ii) impose on any Issuing Bank or any Participant, or any corporation controlling such Person, any other conditions relating, directly or indirectly, to this Agreement or any Letter of Credit; and the result of any of the foregoing is to increase the cost to any Issuing Bank or any Participant of issuing, maintaining or participating in any Letter of Credit, or reduce the amount of any sum received or receivable by any Issuing Bank or any Participant hereunder or reduce the rate of return on its capital with respect to Letters of Credit (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Issuing Bank or such Participant, or any corporation controlling such Person, or any franchise tax based on the net income or profits of such Bank or Participant, or any corporation controlling such Person, in either case pursuant to the laws of the United States of America, the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein), but without duplication of any amounts payable in respect of taxes pursuant to
Section 4.04(a), then, upon demand to the Borrower by such Issuing Bank or any Participant (a copy of which demand shall be sent by such Issuing Bank or such Participant to the Administrative Agent) and subject to the provisions of
Section 13.15 (to the extent applicable), the Borrower shall pay to such Issuing Bank or such Participant such additional amount or amounts as will compensate such Bank for such increased cost or reduction in the amount receivable or reduction on the rate of return on its capital. Any Issuing Bank or any Participant, upon determining that any additional amounts will be payable pursuant to this Section 2.05, will give prompt written notice thereof to the Borrower, which notice shall include a certificate submitted to the Borrower by such Issuing Bank or such Participant (a copy of which certificate shall be sent by such Issuing Bank or such Participant to the Administrative Agent), setting forth in reasonable detail the basis for the calculation of such additional amount or amounts necessary to compensate such Issuing Bank or such Participant. The certificate required to be delivered pursuant to this
Section 2.05 shall, if delivered in good faith and absent manifest error, be final and conclusive and binding on the Borrower.

                 SECTION 3.  Commitment Commission; Fees; Reductions of
Commitment.

                 3.01 Fees. (a) (i) The Borrower agrees to pay the Administrative Agent for distribution to each Non-Defaulting Bank with a Revolving Loan Commitment a commitment commission (the "Revolving Loan Commitment Commission") for the period from the Effective Date to and including the A/RL Maturity Date (or such earlier date as the Total Revolving Loan Commitment shall have been terminated), computed at a rate for each day equal to the

Applicable Commitment Commission Percentage on the daily average Unutilized Revolving Loan Commitment of such Non- Defaulting Bank. Accrued Revolving Loan Commitment Commission shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the A/RL Maturity Date or such earlier date upon which the Total Revolving Loan Commitment is terminated.

                 (ii) The Borrower agrees to pay the Administrative Agent for distribution to each Non-Defaulting Bank with an A Term Loan Commitment a commitment commission (the "A Term Loan Commitment Commission") for the period from the Effective Date to and including the Second A Term Loan Borrowing Date (or such earlier date as the Total A Term Loan Commitment shall have been terminated), computed at a rate for each day equal to the Applicable Commitment Commission Percentage on the daily average A Term Loan Commitment of such Non-Defaulting Bank. Accrued A Term Loan Commitment Commission shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the A Term Loan Availability Termination Date or such earlier date upon which the Total A Term Loan Commitment is terminated.

                 (iii) The Borrower agrees to pay the Administrative Agent for distribution to each Non-Defaulting Bank with an Additional Term Loan Commitment a commitment commission (the "Additional Term Loan Commitment Commission" and, together with the Revolving Loan Commitment Commission and the A Term Loan Commitment Commission, the "Commitment Commission") for the period from the Additional Term Loan Assumption Date to and including the Additional Loans Availability Termination Date (or such earlier date as the Additional Term Loan Commitment shall have been terminated), computed at a rate for each day equal to the Applicable Commitment Commission Percentage on the daily average Additional Term Loan Commitment of such Non-Defaulting Bank. Accrued Additional Term Loan Commitment Commission shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the Additional Loans Availability Termination Date or such earlier date upon which the Total Additional Term Loan Commitment is terminated.

                 (b) The Borrower agrees to pay to the Administrative Agent for distribution to each Non-Defaulting Bank with a Revolving Loan Commitment (based on their respective Adjusted RL Percentages), a fee in respect of each Letter of Credit issued hereunder (the "Letter of Credit Fee"), for the period from and including the date of issuance of such Letter of Credit, to and including the termination of such Letter of Credit computed at a rate per annum equal to the difference between (i) the Applicable Margin for Revolving Loans maintained as Eurodollar Loans as in effect from time to time and (ii) 1/4 of 1% on the daily Stated Amount of such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and upon the first day on or after the termination of the Total Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

                 (c) The Borrower agrees to pay to the respective Issuing Bank, for its own account, a facing fee in respect of each Letter of Credit issued for its account hereunder (the "Facing Fee") for the period from and including the date of issuance of such Letter of Credit to and including the termination of such Letter of Credit, computed at a rate equal to 1/4 of 1% per annum of the daily Stated Amount of such Letter of Credit; provided that, in no event shall the annual Facing Fee with respect to each Letter of Credit be less than $500. Accrued Facing Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the date upon which the Total Revolving Loan Commitment has been terminated and no Letters of Credit remain outstanding.

                 (d) The Borrower shall pay, upon each payment under, issuance of, or amendment to, any Letter of Credit, such amount as shall at the time of such event be the administrative charge and reasonable out-of-pocket expenses which the respective Issuing Bank is generally imposing in connection with such occurrence with respect to letters of credit.

                 (e) The Borrower shall pay to the Administrative Agent, for its own account, such other fees as have been agreed to in writing by the Borrower and the Administrative Agent.

                 3.02 Voluntary Termination or Reduction of Total Unutilized Revolving Loan Commitment. (a) Upon at least two Business Days' prior written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, at any time or from time to time, without premium or penalty, to terminate or partially reduce the Total Unutilized Revolving Loan Commitment in whole or in part, provided that (x) each such reduction shall apply proportionately to permanently reduce the Revolving Loan Commitment of each Bank with such a Commitment, (y) any partial reduction pursuant to this Section
3.02 shall be in integral multiples of $1,000,000 and (z) the reduction to the Total Unutilized Revolving Loan Commitment shall in no case be in an amount which would cause the Revolving Loan Commitment of any Bank to be reduced (as required by the preceding clause (x)) by an amount which exceeds the Unutilized Revolving Loan Commitment of such Bank as in effect immediately before giving effect to such reduction.

                 (b) In the event of certain refusals by a Bank to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks as provided in
Section 13.12(b), the Borrower shall have the right, upon five Business Days' written notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks) to terminate the entire Commitments of such Bank, so long as all Loans, together with accrued and unpaid interest, Fees and other amounts, owing to such Bank are repaid concurrently with the effectiveness of such termination pursuant to
Section 4.01(b) (at which time Schedule I shall be deemed modified to reflect such changed amounts), and at such time such Bank shall no longer constitute a "Bank" for purposes of this Agreement, except with respect to indemnifications under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.05, 4.04, 12.06 and 13.01, as the same may be limited by Section 13.15 (to the extent applicable)), which shall survive as to such repaid Bank.

                 3.03 Mandatory Reduction of Commitments. (a) The Total Commitment (and the A Term Loan Commitment, B Term Loan Commitment, and the Revolving Loan Commitment of each Bank) shall terminate in its entirety on June 30, 1998 unless (i) all elements of the Transaction which are required pursuant to Section 5A to have been consummated on or prior to the Initial Borrowing Date shall have been consummated and (ii) the Initial Borrowing Date has occurred.

                 (b) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Revolving Loan Commitment (and the Revolving Loan Commitment of each Bank) shall terminate in its entirety on the A/RL Maturity Date.

                 (c) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total A Term Loan Commitment (and the A Term Loan Commitment of each Bank) shall (i) be reduced on each date on which A Term Loans (other than A Term Loans incurred pursuant to Section 1.01(a)(ii)) are incurred (after giving effect to the making of A Term Loans on such date), in an amount equal to the aggregate principal amount of A Term Loans incurred on such date, (ii) terminate in its entirety on the Second A Term Loan Borrowing Date (after giving effect to the making of A Term Loans pursuant to Section 1.01(a)(i) on or prior to such date) and (iii) prior to the termination of the Total A Term Loan Commitment as provided above, be reduced from time to time to the extent required by Section 4.02.

                 (d) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total B Term Loan Commitment (and the B Term Loan Commitment of each Bank) shall terminate in its entirety on the Initial Borrowing Date (after giving effect to the making of B Term Loans pursuant to Section 1.01(b)(i) on such date).

                 (e) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Additional Term Loan Commitment (and the Additional Term Loan Commitment (whether Additional A Term Loan Commitment or Additional B Term Loan Commitment) of each Bank) shall (i) be reduced on each date on which Additional Term Loans are incurred (after giving effect to the making of Additional Term Loans incurred on such date), in an amount equal to the aggregate principal amount of Additional Term Loans incurred on such date and (ii) terminate in its entirety on the Additional Loans Availability Termination Date (after giving effect to the making of Additional Term Loans on or prior to such date). Each mandatory commitment reduction required pursuant to this Section 3.03(e) shall be applied pro rata to the Total Additional A Term Loan Commitment (in an amount equal to the Additional A Term Loan Percentage) and the Total Additional B Term Loan Commitment (in an amount equal to the Additional B Term Loan Percentage).

                 (f) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, on each date after the Effective Date upon which a mandatory repayment of Term Loans (or a mandatory reduction to the Total Term Loan Commitment, as the case may be), pursuant to any of Sections 4.02(c) through 4.02(i), inclusive, is required (and exceeds in amount the aggregate principal amount of Term Loans then outstanding (or the Total Term Loan

Commitment as then in effect, as the case may be)) or would be required if Term Loans were then outstanding (or the Total Term Loan Commitment as then in effect, as the case may be), the Total Revolving Loan Commitment shall be permanently reduced by the amount, if any, by which the amount required to be applied pursuant to said Sections (determined as if an unlimited amount of Term Loans were actually outstanding) (or the Total Term Loan Commitment as then in effect, as the case may be)) exceeds the aggregate principal amount of Term Loans then outstanding (or the Total Term Loan Commitment as then in effect, as the case may be). Each reduction to the Total Revolving Loan Commitment pursuant to this Section 3.03(f) shall be applied proportionally to permanently reduce the Revolving Loan Commitment of each Bank with such a Commitment.

                 (g) Each reduction to the Total A Term Loan Commitment, Total B Term Loan Commitment, the Total Additional Term Loan Commitment and the Total Revolving Loan Commitment pursuant to this Section 3.03 (or pursuant to Section 4.02) shall be applied pro rata to reduce the A Term Loan Commitment, B Term Loan Commitment, the Additional Term Loan Commitment or the Revolving Loan Commitment, as the case may be, of each Bank with such a Commitment.

                 SECTION 4.  Prepayments; Payments; Taxes.

                 4.01 Voluntary Prepayments. (a) The Borrower shall have the right to prepay the Loans, without premium or penalty, in whole or in part at any time and from time to time on the following terms and conditions: (i) the Borrower shall give the Administrative Agent prior to 12:00 Noon (New York time) at its Notice Office (x) at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Base Rate Loans and (y) at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Eurodollar Loans, whether such Loans are A Term Loans, B Term Loans or Revolving Loans, the amount of such prepayment and the Types of Loans to be prepaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, which notice the Administrative Agent shall promptly transmit to each of the Banks; (ii) each prepayment shall be in an aggregate principal amount of at least $25,000; provided that, if any partial prepayment of Eurodollar Loans made pursuant to any Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, then such Borrowing shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans and any election of an Interest Period with respect thereto given by the Borrower shall have no force or effect; (iii) each prepayment in respect of any Loans made pursuant to a Borrowing shall, except as provided in clause (iv) below, be applied pro rata among the Banks which made such Loans;
(iv) at the Borrower's election in connection with any prepayment of Loans, such prepayment shall not be applied to the Revolving Loans of a Defaulting Bank and (v) each voluntary prepayment of any Tranche of Term Loans pursuant to this Section 4.01(a) shall be applied to A Term Loans (in an amount equal to the A TL Percentage of such prepayment) and B Term Loans (in an amount equal to the B TL Percentage of such prepayment) and shall reduce the remaining Scheduled Repayments of each of the remaining Scheduled Repayments of each of the A Term Loans and B Term Loans on a pro rata basis (based upon the then remaining principal amount of each such Scheduled Repayment).

                 (b) In the event of certain refusals by a Bank to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks as provided in
Section 13.12(b), the Borrower shall have the right, upon five Business Days' prior written notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks) to repay all Loans, together with accrued and unpaid interest, Fees, and other amounts owing to such Bank (or owing to such Bank with respect to each Tranche which gave rise to the need to obtain such Bank's individual consent), in accordance with said Section 13.12(b) so long as (A) in the case of the repayment of Revolving Loans of any Bank pursuant to this clause (b), the Revolving Loan Commitment of such Bank is terminated concurrently with such repayment (at which time Schedule I shall be deemed modified to reflect the changed Revolving Loan Commitments), (B) in the case of the repayment of A Term Loans of any Bank pursuant to this clause (b), the A Term Loan Commitment of such Bank (to the extent not theretofore terminated) is terminated concurrently with such repayment (at which time Schedule I shall be deemed modified to reflect the changed A Term Loan Commitment) and (C) the consents required by
Section 13.12(b) in connection with the repayment pursuant to this clause (b) have been obtained.

                 (c)  Each voluntary prepayment of Term Loans pursuant to this
Section 4.01 shall be applied to A Term Loans (in an amount equal to the A/TL Percentage of such prepayment) and B Term Loans (in an amount equal to the B/TL Percentage of such prepayment), and shall reduce the then remaining Scheduled Repayments of each of the A Term Loans or B Term Loans pro rata based upon the then remaining principal amounts of the Scheduled Repayments of the respective Tranche after giving effect to all prior reductions thereto.

                 4.02 Mandatory Repayments and Commitment Reductions. (a)(i) On any day on which the sum of the aggregate outstanding principal amount of Revolving Loans made by Non-Defaulting Banks plus the Letter of Credit Outstandings on such day exceeds the Adjusted Total Available Revolving Loan Commitment as then in effect, the Borrower shall repay on such date the principal of Revolving Loans of Non-Defaulting Banks in an amount equal to such excess. If, after giving effect to the repayment of all outstanding Revolving Loans of Non-Defaulting Banks, the aggregate amount of the Letter of Credit Outstandings exceeds the Adjusted Total Available Revolving Loan Commitment as then in effect, the Borrower shall pay to the Administrative Agent at the Payment Office on such date an amount of cash or Cash Equivalents equal to the amount of such excess (up to a maximum amount equal to the Letter of Credit Outstandings at such time), such cash or Cash Equivalents to be held as security for all obligations of the Borrower to the Banks hereunder in a cash collateral account to be established by the Administrative Agent.

                 (ii) On any day on which the aggregate outstanding principal amount of the Revolving Loans made by any Defaulting Bank exceeds the Available Revolving Loan

Commitment of such Defaulting Bank, the Borrower shall prepay principal of Revolving Loans of such Defaulting Bank in an amount equal to such excess.

          (b) (i) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date set forth below, the Borrower shall be required to repay that principal amount of A Term Loans, to the extent then outstanding, as is set forth below opposite such date (each such repayment, as the same may be reduced as provided in Sections 4.01 and
4.02 (j), an "A Term Loan Scheduled Repayment," and each such date, an "A Term Loan Scheduled Repayment Date"):



          A Term Loan Scheduled Repayment Date                     Amount
          ------------------------------------                     ------
August 31, 1999                                                  $ 11,250,000
November 30, 1999                                                $ 11,250,000

February 29, 2000                                                $ 11,250,000
May 31, 2000                                                     $ 11,250,000
August 31, 2000                                                  $ 16,875,000
November 30, 2000                                                $ 16,875,000

February 28, 2001                                                $ 16,875,000
May 31, 2001                                                     $ 16,875,000
August 31, 2001                                                  $ 16,875,000
November 30, 2001                                                $ 16,875,000

February 28, 2002                                                $ 16,875,000
May 31, 2002                                                     $ 16,875,000
August 31, 2002                                                  $ 22,500,000
November 30, 2002                                                $ 22,500,000

February 28, 2003                                                $ 22,500,000
May 31, 2003                                                     $ 22,500,000
August 31, 2003                                                  $ 22,500,000
November 30, 2003                                                $ 22,500,000

February 29, 2004                                                $ 22,500,000
May 31, 2004                                                     $ 22,500,000
August 31, 2004                                                  $ 45,000,000
A/RL Maturity Date                                               $ 45,000,000

; provided that, at the time of incurrence of any A Term Loans pursuant to
Section 1.01(a)(ii), each A Term Loan Scheduled Repayment occurring after the date of such incurrence of additional A Term Loans may be adjusted in a manner satisfactory to the Administrative Agent and the Borrower and substantially consistent with the weighted average life of the remaining A Term Loans.

          (ii) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date set forth below, the Borrower shall be required to repay that principal amount of B Term Loans, to the extent then outstanding, as is set forth opposite such date (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02
(j), a "B Term Loan Scheduled Repayment," and each such date, a "B Term Loan Scheduled Repayment Date"):



                          B Term Loan Scheduled Repayment Date                   Amount
                          ------------------------------------                   ------
                 August 31, 1998                                                  $   1,000,000
                 November 30, 1998                                                $   1,000,000

                 February 28, 1999                                                $   1,000,000
                 May 31, 1999                                                     $   1,000,000
                 August 31, 1999                                                  $   1,000,000
                 November 30, 1999                                                $   1,000,000

                 February 29, 2000                                                $   1,000,000
                 May 31, 2000                                                     $   1,000,000
                 August 31, 2000                                                  $   1,000,000
                 November 30, 2000                                                $   1,000,000

                 February 28, 2001                                                $   1,000,000
                 May 31, 2001                                                     $   1,000,000
                 August 31, 2001                                                  $   1,000,000
                 November 30, 2001                                                $   1,000,000

                 February 28, 2002                                                $   1,000,000
                 May 31, 2002                                                     $   1,000,000
                 August 31, 2002                                                  $   1,000,000
                 November 30, 2002                                                $   1,000,000

                 February 28, 2003                                                $   1,000,000
                 May 31, 2003                                                     $   1,000,000
                 August 31, 2003                                                  $  45,000,000
                 November 30, 2003                                                $  45,000,000

                 February 29, 2004                                                $  45,000,000
                 May 31, 2004                                                     $  45,000,000
                 August 31, 2004                                                  $  50,000,000
                 November 30, 2004                                                $  50,000,000

                 February 28, 2005                                                $  50,000,000


                 B Term Loan Maturity Date                                        $  50,000,000

; provided that, at the time of incurrence of any B Term Loans pursuant to
Section 1.01(b)(ii), each B Term Loan Scheduled Repayment occurring after the date of such incurrence of additional B Term Loans may be adjusted in a manner satisfactory to the Administrative Agent and the Borrower and substantially consistent with the weighted average life of the remaining B Term Loans.

          (c) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date after the Effective Date upon which Parent or any of its Subsidiaries receives any proceeds from any capital contributions or any sale or issuance of its equity (other than (i) proceeds received as part of the IPO, (ii) proceeds received from the issuance of shares of Parent Common Stock as a result of any reissuance of Parent Common Stock to new employees pursuant to, and as permitted by, Section 9.03(iii)(B)(y) to the extent that the aggregate proceeds do not exceed $15,000,000 in any fiscal year of Parent, (ii) so long as no Default or Event of Default then exists or would result therefrom, the first $250,000,000 of proceeds received by Parent from the sale or issuance of its equity used to finance Permitted Section 9.02(xiii) Acquisitions, (iii) so long as no Default or Event of Default then exists or would result therefrom, proceeds received from the sale or issuance of shares of Parent Common Stock to be used to cure defaults or make principal or interest payments under any Non-Controlled Entity Credit Facility and (iv) proceeds from any Permitted Issuance), an amount equal to 100% of the cash proceeds from the respective capital contribution or sale or issuance (net of all reasonable costs associated therewith, including, without limitation, all due diligence costs and expenses paid for, or reimbursed by, Parent and/or any of its Subsidiaries, all underwriting or similar fees, discounts and commissions, attorneys' fees paid for or reimbursed by, Parent and/or any of its Subsidiaries and other direct costs associated therewith) shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(j) and (k).

                 (d) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date after the Effective Date upon which Parent or any of its Subsidiaries receives any proceeds from any incurrence by Parent or any of its Subsidiaries of Indebtedness for borrowed money (other than Indebtedness for borrowed money permitted to be incurred pursuant to Section 9.04), an amount equal to 100% of the cash proceeds of the respective incurrence of Indebtedness (net of all reasonable costs associated therewith, including, without limitation, all due diligence costs and expenses paid for, or reimbursed by, Parent and/or any of its Subsidiaries, any underwriting or similar fees, discounts and commissions, attorneys' fees and expenses paid for, or reimbursed by, Parent and/or any of its Subsidiaries, all financing and/or commitment fees and other direct costs associated therewith) shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(j) and (k).

                 (e) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date after the Effective Date upon which Parent or any of its Subsidiaries receives proceeds from any sale of assets (including capital stock and securities held thereby, but excluding sales of assets to the extent permitted by Sections 9.02(ii),
(v), (vi), (vii), (x) and (xii)), an amount equal to 100% of the Net Sale Proceeds therefrom shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirement of Sections 4.02(j) and (k), provided, that so long as no Default or Event of Default then exists, the Net Sale Proceeds of the sale of any Media Assets (whether as an asset sale, stock transfer, merger or otherwise (including sales or swaps of Media Assets pursuant to the sales, Media Asset Swaps or Stock Swaps, respectively effected pursuant to Section 9.02(viii), (ix) or (xviii)) shall not be required to be so applied on the date of receipt thereof to the extent the Borrower has delivered a certificate to the Administrative Agent on or prior to such date stating that such Net Sale Proceeds shall be reinvested or shall be committed to be reinvested in Media Assets (and related assets) or 100% of the capital stock or other equity interests of a Person whose principal business is the ownership and operation of Media Assets (and related assets) or equipment to be used at Media Assets (whether by merger of the Borrower or any of its Subsidiaries (including Subsidiaries created pursuant to Section 9.14), or a Stock Swap or a Media Asset Swap effected pursuant to Section 9.02(viii) or (ix)) (each a "Reinvestment Asset" and collectively the "Reinvestment Assets") within 180 days following such date, and the Total Revolving Loan Commitment shall be temporarily reduced by the amount of such Net Sale Proceeds and shall constitute Blocked Commitments until the date on which such proceeds are to be reinvested in Reinvestment Assets on which date such amount shall, subject to Sections 5 and 6, be available to the Borrower as Revolving Loans or Letters of Credit, as applicable to pay actual costs incurred by it in connection with the acquisition of Reinvestment Assets or the making of any escrow deposits in connection therewith or the posting of Letters of Credit in connection therewith, and, provided further, that if all or any portion of such Net Sale Proceeds not applied as a mandatory repayment and/or commitment reduction pursuant to the preceding proviso are either (a) not so used or committed to be used within 180 days after the date of receipt of such Net Sale Proceeds or (b) if committed to be so used within 180 days after the date of receipt of such Net Sale Proceeds and not so used within 360 days after the date of receipt of such Net Sale Proceeds, then, in either such case, such remaining portion not used or committed to be used in the case of preceding clause (a) and not used in the case of preceding clause (b) shall be applied on the date which is 180 days following the date of receipt of such Net Sale Proceeds in the case of clause (a) above, or the date occurring 360 days after the date of receipt of such Net Sale Proceeds in the case of clause (b) above as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(j) and (k). At the time of the acquisition of any Reinvestment Assets, Parent shall comply and shall cause its Subsidiaries to comply with Section 8.13.

                 (f) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each Excess Cash Payment Date, an amount equal to 50% of the Excess Cash Flow for the relevant Excess Cash Payment Period shall be applied as a mandatory repayment and/or mandatory commitment reduction in accordance with the requirements of Sections 4.02(j) and (k).

                 (g) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, within 10 days following each date after the Effective Date on which Parent or any of its Subsidiaries receives any proceeds from any Recovery Event, an amount equal to 100% of the proceeds of such Recovery Event (net of reasonable costs including, without limitation, legal costs and expenses and taxes incurred in connection with such Recovery Event) shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(j) and (k); provided that (x) so long as no Default or Event of Default then exists and such proceeds do not exceed $2,500,000, such proceeds shall not be required to be so applied on such date to the extent that the Borrower has delivered a certificate to the Administrative Agent on or prior to such date stating that such proceeds shall be used to replace or restore any properties or assets in respect of which such proceeds were paid within 180 days following the date of such Recovery Event (which certificate shall set forth the estimates of the proceeds to be so expended) and (y) so long as no Default or Event of Default then exists and to the extent that (a) the amount of such proceeds exceeds $2,500,000, (b) the Borrower has delivered to the Administrative Agent a certificate on or prior to the date the application would otherwise be required pursuant to this Section 4.02(g) in the form described in clause (x) above and also certifying the sufficiency of cash availability required by succeeding clause (c), and (c) the Borrower has delivered to the Administrative Agent such evidence as the Administrative Agent may reasonably request in form and substance satisfactory to the Administrative Agent establishing that the Borrower has or will have sufficient cash from ordinary cash flow, business interruption insurance or from other sources satisfactory to the Administrative Agent and that the Borrower will be receiving regular payments thereunder in such amounts and at such times as are necessary to satisfy all obligations and expenses of the Borrower (including, without limitation, all debt service requirements, including pursuant to this Agreement), without any delay or extension thereof, for the period from the date of the respective casualty, condemnation or other event giving rise to the Recovery Event and continuing through the completion of the replacement or restoration of respective properties or assets, then the entire amount and not just the portion in excess of $2,500,000 shall temporarily reduce the Total Revolving Loan Commitment and shall constitute Blocked Commitments until the date on which such proceeds are to be used to replace or restore the respective properties or assets on which date such amount shall, subject to Sections 5A, 5B and 6, be available to the Borrower as Revolving Loans or Letters of Credit, as applicable to pay actual costs incurred by it in connection with the replacement or restoration of the respective properties or assets (pursuant to such certification requirements as may be established by the Administrative Agent), and, provided further, that if all or any portion of such proceeds not required to be applied as a mandatory repayment and/or commitment reduction pursuant to the preceding proviso (whether pursuant to clause (x) or (y) thereof) are either (A) not so used within 180 days after the date of receipt of proceeds from the respective Recovery Event or (B) if committed to be used within 180 days after the date of receipt of proceeds from the respective Recovery Event and not so used within 360 days after the date of receipt of proceeds from the respective Recovery Event, then, in either case, such remaining portion not used or committed to be used in the case of the preceding clause (A) and not used in the case of preceding clause (B), shall be applied on the date which is 180 days following the date of receipt of proceeds from the respective Recovery Event in the case of clause (A) above, or the date which is 360 days after the date of receipt of proceeds from the respective Recovery Event in the case of clause (B) above, as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(j) and (k).

                 (h) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date after the Effective Date upon which Parent or any of its Subsidiaries receives any proceeds from any Dividend paid by a Non-Controlled Entity, an amount equal to 100% of the net proceeds therefrom shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(j) and (k).

                 (i) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date after the Effective Date upon which Parent or any of its Subsidiaries receives any proceeds from any mandatory repayment of the CCI Intercompany Loan arising from an acceleration of all principal and accrued interest owing thereunder, an amount equal to 100% of the net proceeds therefrom shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Section 4.02(j) and (k).

                 (j) Each amount required to be applied to Term Loans (and/or to the Total Term Loan Commitment) pursuant to Sections 4.02(c) through (i), inclusive, shall be applied pro rata to each Tranche of Term Loans (in an amount equal to the A/TL Percentage and/or B/TL Percentage, as the case may be, of such repayment or reductions). Any amount required to be applied to any Tranche of Term Loans pursuant to Sections 4.02(c) through (i), inclusive, shall be applied (i) first, to repay the outstanding principal amount of Term Loans of the respective Tranche and (ii) second, to the extent in excess thereof, to reduce the Total A Term Loan Commitment or Total B Term Loan Commitment, as the case may be. The amount of each principal repayment of Term Loans (and the amount of each reduction to the Term Loan Commitments) made as required by Sections 4.02(c) through (i), inclusive, shall be applied to reduce the then remaining Scheduled Repayments of the respective Tranche of Term Loans pro rata based upon the then remaining amount of each Scheduled Repayment of the respective Tranche after giving effect to all prior reductions thereto.

                 (k)  With respect to each repayment of Loans required by this
Section 4.02, the Borrower may designate the Types of Loans of the respective Tranche which are to be repaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings of the respective Tranche pursuant to which made; provided that: (i) repayments of Eurodollar Loans pursuant to this
Section 4.02 may only be made on the last day of an Interest Period applicable thereto unless all Eurodollar Loans of the respective Tranche with Interest Periods ending on such date of required repayment and all Base Rate Loans of the respective Tranche have been paid in full; (ii) if any repayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, such Borrowing shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans; and (iii) each repayment of any Loans made pursuant to a Borrowing shall be applied pro rata among the Banks which made such Loans. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion with a view, but no obligation, to minimize breakage costs owing under Section 1.11.

                 (l) Notwithstanding anything to the contrary contained elsewhere in this Agreement, (i) all the then outstanding Loans of any Tranche shall be repaid in full on the respective Maturity Date for such Tranche of Loans and (ii) no mandatory repayments shall be required from any proceeds received by CCI from SFX Entertainment as a result of gross-up reimbursement payments in connection with the CCI/SFX Entertainment Tax Liability.

                 4.03 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement or any Note shall be made to the Administrative Agent for the account of the Bank or Banks entitled thereto not later than 12:00 Noon (New York time) on the date when due and shall be made in Dollars in immediately available funds at the Payment Office of the Administrative Agent. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

                 4.04 Net Payments. (a) All payments made by the Borrower hereunder or under any Note will be made without set-off, counterclaim or other defense. Except as provided in Section 4.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of a Bank, or any franchise tax based on the net income or net profits of a Bank, in either case pursuant to the laws of the United States of America or the jurisdiction in which it is organized or in which the principal office or applicable lending office of such Bank is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence of this Section 4.04(a), then the Borrower agrees to reimburse each Bank, upon the written request of such Bank, for taxes imposed on or measured by the net income or net profits of such Bank, or any franchise tax based on the net income or net profits of such

Bank, in either case pursuant to the laws of the jurisdiction in which such bank is organized or in which the principal office or applicable lending office of such Bank is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which such Bank is organized or in which the principal office or applicable lending office of such Bank is located and for any withholding of taxes as such Bank shall determine in good faith are payable by, or withheld from, such Bank in respect of such amounts so paid to or on behalf of such Bank pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Bank pursuant to this sentence. The Borrower will furnish to the Administrative Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless each Bank, and reimburse such Bank upon its written request, for the amount of any Taxes so levied or imposed and paid by such Bank.

                 (b) Each Bank that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to the Borrower and the Administrative Agent on or prior to the Effective Date, or in the case of a Bank that is an assignee or transferee of an interest under this Agreement pursuant to Sections 1.13 or 13.04 (unless the respective Bank was already a Bank hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Bank, (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or Form 1001 (or successor forms) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Bank is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause
(i) above, (x) a certificate substantially in the form of Exhibit E (any such certificate, a "Section 4.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Bank agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001, or Form W-8 and a Section 4.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Bank to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify the Borrower and the Administrative Agent of its inability to deliver any such form or Certificate, in which case such Bank shall not be required to deliver any such form or Certificate pursuant to this Section 4.04(b). Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to Section 13.04(b) and the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Bank which is not a

United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Bank has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 4.04(a) hereof to gross-up payments to be made to a Bank in respect of income or similar taxes imposed by the United States if (I) such Bank has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this
Section 4.04(b) or (II) in the case of a payment, other than interest, to a Bank described in clause (ii) above, to the extent that such Forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 4.04 and except as set forth in Section 13.04(b), the Borrower agrees to pay additional amounts and to indemnify each Bank in the manner set forth in Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Taxes.

                 (c) The provisions of this Section 4.04 are subject to the provisions of Section 13.15 (to the extent applicable).

                 SECTION 5A. Conditions Precedent to Initial Credit Events. The obligation of each Bank to make Loans and to participate in Letters of Credit under this Agreement, and the obligations of each Issuing Bank to issue Letters of Credit, in each case on the Initial Borrowing Date is subject, at the time of such Credit Event, to the satisfaction of the following conditions:

                 5A.01 Execution of Agreement; Notes. On or prior to the Initial Borrowing Date (i) this Agreement shall have been executed and delivered as provided in Section 13.10 and (ii) there shall have been delivered to the Administrative Agent for the account of each of the Banks the appropriate A Term Note, B Term Note and/or Revolving Note executed by the Borrower, in the amount, maturity and as otherwise provided herein.

                 5A.02 Opinions of Counsel. On the Initial Borrowing Date, the Administrative Agent shall have received (i) from Vinson & Elkins L.L.P., special counsel to Parent and its Subsidiaries, an opinion addressed to the Agents and each of the Banks and dated the Initial Borrowing Date covering the matters set forth in Exhibit F-1, and (ii) from Wiley, Rein & Fielding, special FCC counsel to Parent and its Subsidiaries, an opinion addressed to the Agents and each of the Banks and dated the Initial Borrowing Date covering the matters set forth in Exhibit F-2 and (iii) from local counsel satisfactory to the Agents, opinions each of which shall be in form and substance reasonably satisfactory to the Agents and the Required Banks and shall cover the Mortgages and such other matters incident to the transactions contemplated herein as the Agents may reasonably request.

                 5A.03 Corporate Documents; Proceedings; etc. (a) On the Initial Borrowing Date, the Administrative Agent shall have received a certificate, dated the Initial Borrowing Date, signed by an Authorized Officer of each Credit Party, and attested to by the Secretary or any Assistant Secretary of such Credit Party, all in the form of Exhibit G with appropriate insertions, together with copies of the certificate or articles of incorporation, limited liability company formation certificates, operating agreement, member agreement, partnership agreement, limited liability company agreement and by-laws (or other equivalent organization documents) of such Credit Party and the resolutions, or such other administrative approval, of such Credit Party, as the case may be, referred to in such certificate, and all of the foregoing shall be reasonably acceptable to the Agents.

                 (b) On the Initial Borrowing Date, all corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Transaction Documents shall be reasonably satisfactory in form and substance to the Agents and the Required Banks, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams or facsimiles, if any, which the Agents reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

                 5A.04 Shareholders' Agreements; Management Agreements; Employment Agreements; Tax Sharing Agreements. On or prior to the Initial Borrowing Date, there shall have been delivered to the Administrative Agent true and correct copies, certified as true and complete by an Authorized Officer of Parent or its respective Subsidiaries of (i) all agreements entered into by Parent or any of its Subsidiaries governing the terms and relative rights of its capital stock, limited liability company interests and any agreements entered into by shareholders, relating to any such entity with respect to its capital stock or limited liability company interests (collectively, the "Shareholders' Agreements"), (ii) all agreements with senior members of, or with respect to, the management of Parent or any of its Subsidiaries (collectively, the "Management Agreements"), (iii) any material employment contracts entered into by Parent or any of its Subsidiaries (collectively, the "Employment Agreements") and (iv) all agreements relating to the sharing of tax liabilities and benefits among Parent and/or its Subsidiaries (each a "Tax Sharing Agreement" and collectively, the "Tax Sharing Agreements"); all of which Shareholders' Agreements, Management Agreements, Employment Agreements and Tax Sharing Agreements, shall be in form and substance reasonably satisfactory to the Agents and the Required Banks and shall be in full force and effect on the Initial Borrowing Date.

                 5A.05 Financings. (a) On or prior to the Initial Borrowing Date, the Borrower shall have received or have available to it an aggregate gross amount of approximately $1.4 billion from the Company Financings and the Borrower shall have contributed or caused to be contributed to SBI all or part of the proceeds of the IPO and the Chancellor Loan net of all Transaction expenses and other related expenses, as necessary to consummate the Acquisition.

                 (b) On or prior to the Initial Borrowing Date, there shall have been delivered to the Administrative Agent true and correct copies of the IPO Documents, the Capstar Disposition Documents, the Chancellor Loan Documents and the CCI-Capstar Acquisition Documents, and all of the material terms and conditions of the IPO Documents, the Capstar Disposition Documents, the Chancellor Loan Documents and the CCI-Capstar Acquisition Documents shall be reasonably satisfactory in form and substance to the Agents and the Required Banks. All material conditions precedent to the consummation of the IPO, the incurrence of the Chancellor Loan and the CCI-Capstar Acquisition as set forth in the S-1 filed with the SEC as amended, and as set forth in the CCI-Capstar Acquisition Documents, the Chancellor Loan Documents, and the CCI-Capstar Acquisition Documents, respectively, shall have been satisfied, and not waived unless consented to by the Agents and the Required Banks (which consent shall not be unreasonably withheld or delayed), to the reasonable satisfaction of the Agents and the Required Banks. The IPO, the incurrence of the Chancellor Loan and the CCI-Capstar Acquisition shall have been consummated, in each case in all material respects in accordance with the terms and conditions of the applicable Documents therefor and all applicable laws.

                 5A.06 Consummation of the Acquisition. (a) On the Initial Borrowing Date, the Acquisition shall have been consummated in all material respects in accordance with the Acquisition Documents and all applicable laws, and each of the conditions precedent to the consummation of the Acquisition shall have been satisfied and not waived in any material respect except with the consent of the Agents and the Required Banks (which consent shall not be unreasonably withheld or delayed).

                 (b) On or prior to the Initial Borrowing Date, there shall have been delivered to the Administrative Agent true and correct copies of the Acquisition Documents, and all of the terms and conditions of the Acquisition Documents shall be reasonably satisfactory in form and substance to the Agents and the Required Banks.

                 5A.07 Refinancings. (a) On or prior to the Initial Borrowing Date, the total commitment in respect of the Indebtedness to be Refinanced shall have been terminated, and all loans and notes with respect thereto shall have been repaid in full, together with interest thereon, all letters of credit issued thereunder shall have been terminated (or converted into Existing Letters of Credit) and all other amounts (including premiums) owing pursuant to the Indebtedness to be Refinanced shall have been repaid in full and all documents in respect of the Indebtedness to be Refinanced and all guarantees with respect thereto shall have been terminated (except as to indemnification provisions which may survive to the extent provided therein) and be of no further force and effect.

                 (b) On or prior to the Initial Borrowing Date, the creditors in respect of the Indebtedness to be Refinanced shall have terminated and released any and all security interests and Liens on the assets owned by Parent and its Subsidiaries. The Administrative Agent shall have received such releases of security interests in and Liens on the assets owned by Parent and its Subsidiaries as may have been reasonably requested by the Agents and the Required Banks, which releases shall be in form and substance reasonably satisfactory to the Agents and the

Required Banks. Without limiting the foregoing, there shall have been delivered (i) proper termination statements (Form UCC-3 or the appropriate equivalent) for filing under the UCC of each jurisdiction where a financing statement (Form UCC-1 or the appropriate equivalent) was filed with respect to the Indebtedness to be Refinanced and the documentation related thereto, (ii) termination or reassignment of any security interest in, or Lien on, any patents, trademarks, copyrights or similar interests of Parent or any of its Subsidiaries on which filings have been made, (iii) terminations of all mortgages, leasehold mortgages, deeds of trust and leasehold deeds of trust created with respect to property of Parent or any of its Subsidiaries, in each case, to secure the obligations in respect of the Indebtedness to be Refinanced, all of which shall be in form and substance reasonably satisfactory to the Agents and the Required Banks, and (iv) all collateral owned by Parent and its Subsidiaries in the possession of any of the creditors in respect of the Indebtedness to be Refinanced or any collateral agent or trustee under any related security document shall have been returned to Parent or its respective Subsidiary, as the case may be.

                 5A.08 Subsidiary Guaranty. On the Initial Borrowing Date, each Subsidiary Guarantor shall have duly authorized, executed and delivered a Subsidiary Guaranty in the form of Exhibit H hereto (as amended, modified, extended, renewed, replaced, restated or supplemented from time to time, the "Subsidiary Guaranty") and the Subsidiary Guaranty shall be in full force and effect.

                 5A.09 Pledge Agreement. On the Initial Borrowing Date, each Credit Party shall have duly authorized, executed and delivered a Pledge Agreement in the form of Exhibit I (as amended, modified, extended, renewed, replaced, restated or supplemented from time to time, the "Pledge Agreement") and shall have delivered to the Collateral Agent, as pledgee, all the Pledged Securities referred to therein then owned by such Credit Party, endorsed in blank in the case of promissory notes or accompanied by executed and undated stock powers in the case of capital stock, and the Pledge Agreement shall be in full force and effect.

                 5A.10 Security Agreement. On the Initial Borrowing Date, each Credit Party shall have duly authorized, executed and delivered a Security Agreement in the form of Exhibit J (as amended, modified, extended, renewed, replaced, restated or supplemented from time to time, the "Security Agreement") covering all of such Credit Party's present and future Security Agreement Collateral, together with:

                 (a) executed copies of Financing Statements (Form UCC-1) in appropriate form for filing under the UCC of each jurisdiction as may be necessary to perfect the security interests purported to be created by the Security Agreement;

                 (b) certified copies of Requests for Information or Copies (Form UCC- 11), or equivalent reports, listing all effective financing statements that name Parent or any Subsidiary of Parent as debtor and that are filed in any jurisdiction where a filing may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interest purported to be created by the Security Agreement, together with copies of such financing statements (none of which shall cover the Collateral except to the extent evidencing Permitted Liens or in respect of which the Collateral Agent shall have received termination statements (Form UCC-3) or such other termination statements as shall be required by local law); and

                 (c) evidence of the completion of (or the arrangement for) all other recordings and filings of, or with respect to, the Security Agreement as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests intended to be created by the Security Agreement; and the Security Agreement shall be in full force and effect.

                 5A.11 Mortgages; Title Insurance; etc. On the Initial Borrowing Date, the Collateral Agent shall have received:

                 (a) duly authorized, fully executed, acknowledged, and delivered deeds of trust or mortgages, substantially in each case in form and substance satisfactory to the Collateral Agent (as amended, modified, extended, renewed, replaced, restated or supplemented from time to time, each a "Mortgage" and, collectively, the "Mortgages"), which Mortgages shall cover such of the Real Property owned by Parent and/or its Subsidiaries and shall be designated as such on Part A of
         Schedule II as a Mortgaged Property thereunder (each, a "Mortgaged Property" and, collectively, the "Mortgaged Properties"), together with evidence that counterparts of the Mortgages have been delivered to the title insurance company insuring the Lien on the Mortgages for recording in all places to the extent necessary, or, in the reasonable opinion of the Collateral Agent, desirable to effectively create or maintain a valid and enforceable first priority mortgage lien, subject only to Permitted Encumbrances, on the Mortgaged Properties in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors;

                 (b) ALTA Lender's extended coverage policies of mortgage title insurance (or the equivalent in the state where the respective Mortgage Property is located) covering each Mortgaged Property, together with all endorsements reasonably requested by the Collateral Agent relating thereto issued by First American Title Insurance Company or such other title insurers reasonably satisfactory to the Collateral Agent (the "Mortgage Policies") in amounts reasonably satisfactory to the Agents (but not in excess of the value of the respective Mortgaged Property) assuring the Collateral Agent that the Mortgages on such Mortgaged Properties are valid and enforceable first priority mortgage liens on the respective Mortgaged Properties, free and clear of all defects and encumbrances except Permitted Encumbrances and such Mortgaged Policies shall otherwise be in form and substance reasonably satisfactory to the Agents and the Required Banks and shall include, as appropriate and to the extent available in the applicable jurisdiction, an endorsement for future advances under this Agreement and the Notes and for any other matter that the Collateral Agent in its reasonable discretion may reasonably request, shall not include an exception for mechanic's liens, and shall provide for affirmative insurance and such reinsurance as the Collateral Agent in its discretion may reasonably request.

                 5A.12 Consent Letter. On the Initial Borrowing Date, the Administrative Agent shall have received a letter from CT Corporation System, presently located at 1633 Broadway, New York, New York 10019, substantially in the form of Exhibit K, indicating its consent to its appointment by each Credit Party as its agent to receive service of process as specified in Section 13.08.

                 5A.13 Adverse Change, etc. (a) On the Initial Borrowing Date, nothing shall have occurred since December 31, 1997 (and neither the Agents nor the Banks shall have become aware of any facts or conditions not previously disclosed to them in writing) which could reasonably be likely to have a material adverse effect on the rights or remedies of the Agents or the Banks, or on the ability of the Credit Parties to perform their respective obligations to the Agents and the Banks or which could reasonably be likely to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole or Parent and its Subsidiaries taken as a whole.

                 (b) On or prior to the Initial Borrowing Date, all necessary governmental (domestic and foreign) and third party approvals and/or consents in connection with the Transaction and the other transactions contemplated by the Transaction Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods with respect thereto shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon, the consummation of the Transaction or the other transactions contemplated by the Transaction Documents or otherwise referred to herein or therein. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunction or other restraint pending or notified prohibiting or imposing materially adverse conditions upon, or materially delaying or making economically unfeasible the consummation of the Transaction or the other transactions contemplated by the Transaction Documents or otherwise required to be consummated herein or therein.

                 5A.14 Solvency Letter; Environmental Analyses; Insurance. On the Initial Borrowing Date, the Borrower shall have delivered or shall cause to be delivered to the Administrative Agent (i) a solvency letter in form and substance satisfactory to the Agents from Murray, Devine & Co., Inc., setting forth its conclusions that, after giving effect to all elements of the Transaction which are required pursuant to Section 5A to have been consummated on or prior to the Initial Borrowing Date, each of Parent and its Subsidiaries taken as a whole, and the Borrower and its Subsidiaries taken as a whole, is not insolvent and will not be rendered insolvent by the indebtedness incurred in connection therewith, and will not be left with unreasonably small capital with which to engage in their business and will not have incurred debts beyond their ability to pay debts as they mature, (ii) environmental and hazardous substance assessments and analysis in scope, and in form and substance, satisfactory to the Agents and the Required Banks and (iii) evidence of insurance complying with the requirements of Section 8.03 for the business and properties of Parent and its Subsidiaries, in scope, form and substance reasonably satisfactory to the Agents and the Required Banks and naming the

Collateral Agent as an additional insured and/or loss payee, and stating that such insurance shall not be canceled or revised without 30 days' prior written notice by the insurer to the Collateral Agent.

                 5A.15 Projections. On or prior the Initial Borrowing Date, the Banks shall have received the Projections described in Section 7.05(d), which Projections shall be in form and substance reasonably satisfactory to the Agents and the Required Banks.

                 5A.16 Pro Forma Balance Sheet. On or prior to the Initial Borrowing Date, the Banks shall have received the unaudited pro forma consolidated balance sheet of Parent and its Subsidiaries as of March 31, 1998, after giving effect to the Transaction and prepared on a basis consistent with the Projections, which pro forma balance sheet shall be in form and substance reasonably satisfactory to the Agents and the Required Banks.

                 5A.17 Payment of Fees. On the Initial Borrowing Date, the Borrower shall have paid to the Agents and the Banks all costs, fees and expenses (including, without limitation, legal fees and expenses) payable to the Agents and the Banks to the extent then due.

                 5A.18 CCI Intercompany Loan. (a) On or prior to the Initial Borrowing Date, the Borrower shall have agreed, pursuant to documentation satisfactory to the Agents and the Required Banks, to lend to CCI on a fully secured basis an aggregate principal amount of up to $1.4 billion (the "CCI Intercompany Loan"). CCI shall have utilized the net cash proceeds from the CCI Intercompany Loan to repay advances under a bridge credit facility which was entered into for the purpose of repaying indebtedness of CCI under the CCI Original Credit Facility and for working capital purposes of CCI and its Subsidiaries.

                 (b) On or prior to the Initial Borrowing Date, there shall have been delivered to the Agents true and correct copies of the documentation for the CCI Intercompany Loan, and all of the terms and conditions of such documentation shall be reasonably satisfactory in form and substance to the Agents and the Required Banks.

                 SECTION 5B. Conditions Precedent to A Term Loans on the Second A Term Loan Borrowing Date. The obligation of each Bank with an A Term Loan Commitment to make A Term Loans to the Borrower hereunder on the Second A Term Loan Borrowing Date is subject, at the time of the making of such A Term Loans to the satisfaction of the following conditions:

                 5B.01 CCI Redemptions. (a) On the Second A Term Loan Borrowing Date and concurrently with the Credit Events then occurring, (x) CCI shall have repurchased, retired or redeemed approximately $154,000,000 in aggregate principal amount of CCI's Existing 10 3/4% Senior Subordinated Notes (the "CCI Existing 10 3/4% Senior Subordinated Notes Redemption"), in accordance with their terms, the terms of the CCI 10 3/4% Senior Subordinated Notes Documents and this Agreement and (y) CCI shall have repurchased, retired or redeemed approximately $119,600,000 in aggregate liquidation preference of the outstanding shares of CCI's

12 5/8% Series E Cumulative Exchangeable Preferred Stock (the "CCI Exchangeable Preferred Stock Redemption" and together with the CCI Existing 10 3/4% Senior Subordinated Notes Redemption, the "CCI Redemptions"), in accordance with their terms, the terms of the CCI Exchangeable Preferred Stock Documents and this Agreement.

                 (b) All terms and conditions of the CCI Redemptions and the documentation therefor shall be satisfactory to the Agents and the Required Banks.

                 SECTION 6. Conditions Precedent to All Credit Events. The obligation of (i) each Bank to make Loans, (ii) any Issuing Bank to issue any Letter of Credit or (iii) any Bank to participate in any Letter of Credit issued or to be issued, is subject, at the time of each such Credit Event, to the satisfaction of the following conditions:

                 6.01 No Default; Representations and Warranties. At the time of each such Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of such Credit Event, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

                 6.02 Notice of Borrowing; Letter of Credit Request . (a) Prior to the making of each Loan, the Administrative Agent shall have received a Notice of Borrowing meeting the requirements of Section 1.03(a).

                 (b) Prior to the issuance of each Letter of Credit, the Administrative Agent and the respective Issuing Bank shall have received a Letter of Credit Request meeting the requirements of Section 2.03.

                 The acceptance of the proceeds of each Loan by the Borrower or the issuance of each Letter of Credit by an Issuing Bank at the request of the Borrower (occurring on the Initial Borrowing Date and thereafter) shall constitute a representation and warranty by each of Parent, Holdings and the Borrower to the Agents and each of the Banks that all the conditions specified in Section 5A (with respect to Credit Events on the Initial Borrowing Date), in
Section 5B (with respect to Credit Events on the Second A Term Loan Borrowing
Date) and in this Section 6 (with respect to Credit Events on and after the Initial Borrowing Date) and applicable to such Credit Events exist as of that time. All of the Notes, certificates, legal opinions and other documents and papers referred to in Sections 5A and 5B and in this Section 6, unless otherwise specified, shall be delivered to the Administrative Agent at the Notice Office for the account of each of the Banks and except for the Notes, in sufficient counterparts or copies for each of the Banks and shall be in form and substance reasonably satisfactory to the Agents and the Required Banks.

                 SECTION 7. Representations, Warranties and Agreements. In order to induce the Banks to enter into this Agreement and to make the Loans, and issue (or participate in) the

Letters of Credit as provided herein, each of Parent, Holdings and the Borrower makes the following representations, warranties and agreements, all of which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans and the issuance of the Letters of Credit, and with the occurrence of each Credit Event on or after the Initial Borrowing Date being deemed to constitute a representation and warranty that the matters specified in this Section 7 are true and correct in all material respects on and as of the date of each such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

                 7.01 Corporate or Partnership Status. Each of Parent and its Subsidiaries (i) is a duly organized or formed and validly existing corporation, limited liability company or partnership in good standing under the laws of the jurisdiction of its organization or formation, (ii) has the corporate, limited liability company or partnership power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualifications except for failures to be so qualified which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of Parent and its Subsidiaries taken as a whole.

                 7.02 Corporate or Partnership Power and Authority. Each Credit Party has the corporate, limited liability company or partnership power and authority to execute, deliver and perform the terms and provisions of each of the Transaction Documents to which it is a party and has taken all necessary corporate or partnership action to authorize the execution, delivery and performance by it of each of such Transaction Documents. Each Credit Party has duly executed and delivered each of the Transaction Documents to which it is a party, and each of such Transaction Documents constitutes such Credit Party's legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                 7.03 No Violation. Neither the execution, delivery or performance by any Credit Party of the Transaction Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the material properties or assets of Parent or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which Parent or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the certificate or articles of incorporation, partnership agreement or by-laws (or other equivalent organization documents) of Parent or any of its Subsidiaries.

                 7.04 Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except filings necessary to perfect the Liens granted pursuant to the Security Documents and except as have been obtained or made on or prior to the Initial Borrowing Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Transaction Document or (ii) the legality, validity, binding effect or enforceability of any such Transaction Document, except where the failure to so obtain or make would not have a material adverse effect on (x) the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of Parent and its Subsidiaries taken as a whole or (y) the ability of the Credit Parties to perform their obligations under the Transaction Documents or the rights and remedies of the Agents and the Banks thereunder; provided, however, that: (a) subsequent to the date of execution of the Transaction Documents, copies of certain of the Transaction Documents are required to be filed with the FCC; (b) Parent and its Subsidiaries will be required from time to time to obtain certain authorizations of, or to make certain filings with, the FCC that are required in connection with the ordinary course of business of Parent and its Subsidiaries; (c) under the Communications Act and the FCC rules, FCC approval is required prior to the transfer of control of Parent, Holdings or the Borrower or any of their respective Subsidiaries or the assignment of any of the FCC Authorizations or prior to the exercise of any voting rights or management authority over Parent, Holdings or the Borrower or any of their respective Subsidiaries; and (d) prior to the exercise of certain rights or remedies under the Security Documents by the Agents or the Banks, or their respective successors and assigns, FCC consents and notifications with respect to such exercise may be required to be timely obtained or made.

                 7.05 Financial Statements; Financial Condition; Undisclosed Liabilities; Projections; etc. (a) The consolidated balance sheets of Parent and its Subsidiaries for the fiscal year ended December 31, 1997 and the three month period ended on March 31, 1998, and the related statements of income, cash flows and shareholders' equity of Parent and its Subsidiaries for such fiscal year or three month period ended as of said dates, as the case may be, copies of which have been furnished to the Banks on or prior to the Initial Borrowing Date, fairly present the financial condition of Parent and its Subsidiaries at the date of such statements and the results of operations of the Parent and its Subsidiaries for such fiscal year and three month period, as the case may be. All of the foregoing financial statements are true and correct in all material respects and have been prepared in accordance with GAAP consistently applied except to the extent provided in the notes to said financial statements and subject, in the case of the March 31, 1998 statements, to normal year-end adjustments. The pro forma consolidated financial statements of Parent and its Subsidiaries as of December 31, 1997, in each case after giving effect to the Transaction and the financing therefor, copies of which have been furnished to the Banks prior to the Initial Borrowing Date, present fairly in all material respects the pro forma consolidated financial position of Parent and its Subsidiaries as of December 31, 1997 and the pro forma consolidated results of operations of Parent and its Subsidiaries for the twelve month period covered thereby. After giving effect to the Transaction, since December 31, 1997, there has been no material adverse change in the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of Parent and its Subsidiaries taken as a whole.

                 (b) On and as of the Initial Borrowing Date, on a pro forma basis after giving effect to the Transaction and all Indebtedness incurred, and to be incurred, and Liens created, and to be created, by Parent and its Subsidiaries in connection with the transactions contemplated herein
(a) the sum of the assets, at a fair valuation, of each of Parent and its Subsidiaries taken as a whole, Holdings and its Subsidiaries taken as a whole, and the Borrower and its Subsidiaries taken as a whole, will exceed their debts; (b) each of Parent and its Subsidiaries taken as a whole, Holdings and its Subsidiaries taken as a whole, and the Borrower and its Subsidiaries taken as a whole, has not incurred and does not intend to incur, and does not believe that they will incur, debts beyond their ability to pay such debts as such debts mature; and (c) each of Parent and its Subsidiaries taken as a whole, Holdings and its Subsidiaries taken as a whole, and the Borrower and its Subsidiaries taken as a whole, will have sufficient capital with which to conduct their businesses.

                 (c) Except as fully disclosed in the financial statements delivered pursuant to Section 7.05(a), there were as of the Initial Borrowing Date no liabilities or obligations with respect to Parent or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, would be material to the Borrower or to Parent and its Subsidiaries taken as a whole. As of the Initial Borrowing Date, neither Parent, Holdings nor the Borrower knows of any basis for the assertion against it of any liability or obligation of any nature whatsoever that is not fully disclosed in the financial statements delivered pursuant to Section 7.05(a) which, either individually or in the aggregate, could reasonably be expected to be material to the Borrower or Parent and its Subsidiaries taken as a whole.

                 (d) On and as of the Initial Borrowing Date, the financial projections (the "Projections") previously delivered to the Agents and the Banks have been prepared on a basis consistent with the financial statements referred to in Section 7.05(a) (other than as set forth or presented in such Projections), and there are no statements or conclusions in any of the Projections which are based upon or include information known to Parent, Holdings or the Borrower to be misleading in any material respect or which fail to take into account material information regarding the matters reported therein. The Projections contain estimates and projections based upon information that was available at such time and believed to be correct and upon assumptions believed to be reasonable, and Parent, Holdings and the Borrower do not warrant that such estimates and projections will ultimately prove to have been correct.

                 7.06 Litigation. There are no actions, suits or proceedings pending or, to the best knowledge of Parent, Holdings, and the Borrower, threatened (i) with respect to any Transaction Document or (ii) that could reasonably be expected to materially and adversely affect (x) the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of Parent and its Subsidiaries taken as a whole or (y) the rights or remedies of the Administrative Agent, the Collateral Agent, the Other Agents or the Banks or on the ability of any Credit Party to perform its obligations to them hereunder and under the other Transaction Documents to which it is, or will be, a party.

                 7.07 True and Complete Disclosure. All factual information (taken as a whole) furnished by or on behalf of Parent, Holdings or the Borrower in writing to the Administrative Agent or any Bank (including, without limitation, all information contained in the Transaction Documents, but excluding the Projections) for purposes of or in connection with this Agreement, the other Transaction Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of Parent, Holdings or the Borrower in writing to the Administrative Agent or any Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.

                 7.08 Use of Proceeds; Margin Regulations. (a) The proceeds of Revolving Loans shall be used by the Borrower to (i) provide for the Borrower's and its Subsidiaries' working capital and general corporate purposes (including to effect Permitted Section 9.02(xiii) Acquisitions to the extent permitted in this Agreement), (ii) pay Dividends for the payment of taxes as permitted by Section 9.03(iv) and (iii) finance, to the extent holders of CCI's 12 5/8% Series E Cumulative Exchangeable Preferred Stock, CCI's 10 3/4% Senior Subordinated Notes or CCI's 11 3/8% Senior Subordinated Notes opt to exercise their right of repurchase as a result of a change of control, as provided in the certificate of designation or the indentures, any repurchase of CCI's 12 5/8% Series E Cumulative Exchangeable Preferred Stock, CCI's 10 3/4% of Senior Subordinated Notes or CCI's 11 3/8% Senior Subordinated Notes; provided, however, that up to an additional $25 million of Revolving Loans may be used to finance, in part, the Transaction and the payment of fees and expenses relating thereto.

                 (b) The proceeds of all A Term Loans incurred on the Initial Borrowing Date and the Second A Term Loan Borrowing Date shall be used by the Borrower to finance, in part, the Transaction.

                 (c) The proceeds of the B Term Loans incurred on the Initial Borrowing Date shall be used by the Borrower to finance, in part, the Transaction.

                 (d) No part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulation T, U or X.

                 7.09 Tax Returns and Payments. Each of Parent, Holdings, the Borrower and each of their Subsidiaries have timely filed or caused to be timely filed, on the due dates thereof or within applicable grace periods, with the appropriate taxing authority, all Federal and all material state returns, statements, forms and reports for taxes (the "Returns") required to be filed by or with respect to the income, properties or operations of Parent and/or any of its Subsidiaries. The Returns accurately reflect in all material respects all liability for taxes of Parent, Holdings, the Borrower and their respective Subsidiaries, as the case may be, for the periods covered thereby. Each of Parent, Holdings, the Borrower and their respective Subsidiaries have paid all material taxes payable by them other than taxes which are not delinquent, and other than those contested in good faith and for which adequate reserves have been established in accordance with GAAP. Except as disclosed in the financial statements referred to in
Section 7.05(a), there is no material action, suit, proceeding, investigation, audit, or claim now pending or, to the best knowledge of Parent, Holdings or the Borrower, threatened by any authority regarding any taxes relating to Parent, Holdings, the Borrower or any of their respective Subsidiaries. As of the Initial Borrowing Date, none of Parent, Holdings, the Borrower nor any of their respective Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of Parent, Holdings, the Borrower or any of their respective Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of Parent, Holdings, the Borrower or any of their respective Subsidiaries not to be subject to the normally applicable statute of limitations. None of Parent, Holdings, the Borrower or any of their respective Subsidiaries has incurred, or will incur, any material tax liability in connection with the Transaction or the other transactions contemplated hereby.

                 7.10 Compliance with ERISA. Each Plan is in substantial compliance with ERISA and the Code; no Reportable Event has occurred with respect to a Plan; no Plan is insolvent or in reorganization; no Plan has an Unfunded Current Liability; no Plan has an accumulated or waived funding deficiency, has permitted decreases in its funding standard account or has applied for an extension of any amortization period within the meaning of
Section 412 of the Code; all contributions required to be made with respect to a Plan have been timely made; none of Parent, Holdings, the Borrower nor any of their respective Subsidiaries nor any ERISA Affiliate has incurred any material liability to or on account of a Plan pursuant to Section 409, 502(i), 502(1), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29),
4971, 4975 or 4980 of the Code or reasonably expects to incur any material liability under any of the foregoing Sections with respect to any Plan; no proceedings have been instituted to terminate or appoint a trustee to administer any Plan; no condition exists which presents a material risk to Parent, Holdings, the Borrower or any of their respective Subsidiaries or any ERISA Affiliate of incurring a material liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; using actuarial assumptions and computation methods consistent with Part 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of Parent, Holdings, the Borrower, their respective Subsidiaries and their ERISA Affiliates to all Plans which are multiemployer plans (as defined in Section 4001(a)(3) of ERISA) in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ended prior to the date of the most recent Credit Event, would not exceed $1,000,000; no lien imposed under the Code or ERISA on the assets of Parent, Holdings, the Borrower or any of their respective Subsidiaries or any ERISA Affiliate exists or is reasonably likely to arise on account of any Plan; and Parent, Holdings, the Borrower and their respective Subsidiaries do not maintain or contribute to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any employee pension benefit plan (as defined in
Section 3(2) of ERISA) the obligations with respect to which could reasonably be expected to have a material adverse effect on the ability of Parent, Holdings, the Borrower or any of its Subsidiaries to perform their respective obligations under the Credit Documents to which they are a party.

                 7.11 The Security Documents. (a) The provisions of the Security Agreement are effective to create in favor of the Collateral Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interest in all right, title and interest of the Credit Parties in the Security Agreement Collateral described therein, and the Security Agreement, upon the filing of Form UCC-1 financing statements or the appropriate equivalent (which filing, if this representation is being made more than 10 days after the Initial Borrowing Date, has been made), creates a fully perfected first priority lien on, and security interest in, all right, title and interest in all of the Security Agreement Collateral described therein, subject to no other Liens other than Permitted Liens. Each party to the Security Agreement has good and indefeasible title to all Security Agreement Collateral described therein, free and clear of all Liens except those described above in this clause (a).

                 (b) The security interests created in favor of the Collateral Agent, as pledgee, for the benefit of the Secured Creditors under the Pledge Agreement constitute first priority perfected security interests in the Pledged Securities described in the Pledge Agreement, subject to no security interest of any other person. No filings or recordings are required in order to perfect (or maintain the perfection or priority of) the security interests created in the Pledged Securities and the proceeds thereof under the Pledge Agreement.

                 (c) The Mortgages create, as security for the obligations purported to be secured thereby, a valid and enforceable perfected security interest in and mortgage lien on all of the Mortgaged Properties in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors, superior to and prior to the rights of all third persons (except that the security interest and mortgage lien created in the Mortgaged Properties may be subject to the Permitted Encumbrances related thereto) and subject to no other Liens (other than Liens permitted under Section 9.01). Part A and B of Schedule II contain a true and complete list of each parcel of Real Property owned or leased by Parent, Holdings, the Borrower and their respective Subsidiaries on the Initial Borrowing Date, and the type of interest therein held by Parent, Holdings, the Borrower or such Subsidiary. Parent, Holdings, the Borrower and each of their respective Subsidiaries have good and indefeasible title to all Mortgaged Properties free and clear of all Liens except those described in the first sentence of this subsection (c).

                 7.12 Properties. Parent, Holdings, the Borrower and each of their respective Subsidiaries have good and indefeasible title to all properties (or a valid leasehold estate with respect to leased properties) owned by them, including all property reflected in the balance sheet of the Borrower referred to in Section 7.05(a), free and clear of all Liens, other than (i) as referred to in the balance sheet or in the notes thereto or in the pro forma balance sheet or (ii) Permitted Liens.

                 7.13 Capitalization. (a) On the Initial Borrowing Date the authorized capital stock of Parent shall consist of (w) 750,000,000 shares of Class A common stock, $.01 par value per share, of which 33,668,675 shares are issued and outstanding, (x) 150,000,000 shares of Class B common stock, $.01 par value per share, of which 6,081,723 shares are outstanding, (y) 150,000,000 shares of Class C common stock, $.01 par value per share, of which 67,808,902 shares are issued and outstanding (collectively the Class A, Class B and Class C common stock are herein called "Parent Common Stock"), and (z) 100,000,000 shares of preferred stock, $.01 par value per share, none of which is outstanding. All such outstanding shares have been duly and validly issued, are fully paid and non-assessable and have been issued free of preemptive rights. As of the Initial Borrowing Date, Parent does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock, in each case other than the options outstanding or to be issued pursuant to the Employment Agreements or the Employee Stock Option Plan.

                 (b) On the Initial Borrowing Date, the authorized capital stock of Holdings shall consist of (x) 300,000,000 shares of common stock, $.01 par share, of which 279,632,180 shares shall be issued and outstanding and (y) 2,500,000 shares of Senior Exchangeable Preferred Stock, of which 1,064,667 shares shall be issued and outstanding. All such outstanding shares have been duly and validly issued, are fully paid and nonassessable, are free of preemptive rights and, in the case of all such outstanding shares of common stock, have been pledged pursuant to the Pledge Agreement. As of the Initial Borrowing Date, Holdings does not have outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

                 (c) On the Initial Borrowing Date, the authorized capital stock of the Borrower shall consist of 1,500,000,000 shares of common stock, $.01 par value per share, of which 1,113,068,214 shares shall be issued and outstanding. All such outstanding shares have been duly and validly issued, are fully paid and nonassessable, are free of preemptive rights and, have been pledged pursuant to the Pledge Agreement. As of the Initial Borrowing Date, the Borrower does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

                 7.14 Subsidiaries. As of the Initial Borrowing Date, Parent has no direct or indirect Subsidiaries other than Holdings and its Subsidiaries, Holdings has no direct or indirect

Subsidiaries other than the Borrower and its Subsidiaries and those other Subsidiaries listed on Schedule V hereto and the Borrower has no Subsidiaries other than those Subsidiaries listed on Schedule V hereto and those Subsidiaries created or acquired after the Initial Borrowing Date pursuant to
Section 9.14. Schedule V correctly sets forth, as of the Initial Borrowing Date, the percentage ownership (direct and indirect) of Parent in each class of capital stock of each of its Subsidiaries and also identifies the direct owner thereof.

                 7.15 Compliance with Statutes, etc. Each of Parent and its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of Parent and its Subsidiaries taken as a whole.

                 7.16 Environmental Matters. (a) Parents, Holdings, the Borrower and each of their respective Subsidiaries have complied with, and on the date of such Credit Event are in compliance with, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws. There are no pending or, to the best knowledge of Parent, Holdings and the Borrower after due inquiry, past or threatened Environmental Claims against Parent, Holdings, the Borrower or any of their respective Subsidiaries or any Real Property owned or operated by Parent, Holdings, the Borrower or any of their respective Subsidiaries. There are no facts, circumstances, conditions or occurrences on any Real Property owned or operated by Parent, Holdings, the Borrower or any of their respective Subsidiaries or, to the best knowledge of Parent, Holdings and the Borrower after due inquiry, on any property adjoining or in the vicinity of any such Real Property that, to the best knowledge of Parent, Holdings and the Borrower after due inquiry, could reasonably be expected (i) to form the basis of an Environmental Claim against Parent, Holdings, the Borrower or any of their respective Subsidiaries or any such Real Property or (ii) to cause any such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property by Parent, Holdings, the Borrower or any of their respective Subsidiaries under any applicable Environmental Law.

                 (b) Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from, any Real Property owned or operated by Parent or any of its Subsidiaries except in compliance with applicable Environmental Laws. Hazardous Materials have not at any time been Released on or from any Real Property owned or operated by Parent or any of its Subsidiaries except in compliance with applicable Environmental Laws. There are not now any underground storage tanks located on any Real Property owned or operated by Parent or any of its Subsidiaries.

                 (c) Notwithstanding anything to the contrary in this Section 7.16, the representations made in this Section 7.16 shall only be untrue if the aggregate effect of all failures and noncompliances of the types described above could reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of Parent and its Subsidiaries taken as a whole.

                 7.17 Investment Company Act. None of Parent, Holdings, the Borrower nor any of their respective Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                 7.18 Public Utility Holding Company Act. None of Parent, Holdings, the Borrower nor any of their respective Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                 7.19 Labor Relations. None of Parent, Holdings, the Borrower nor any of their respective Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a material adverse effect on the Borrower or on Parent and its Subsidiaries taken as a whole. There is (i) no unfair labor practice complaint pending against Parent or any of its Subsidiaries or, to the best knowledge of Parent, Holdings and the Borrower, threatened against any of them, before the National Labor Relations Board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against Parent or any of its Subsidiaries or, to the best knowledge of Parent, Holdings and the Borrower, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against Parent or any of its Subsidiaries or, to the best knowledge of Parent, Holdings and the Borrower, threatened against Parent or any of its Subsidiaries and (iii) to the best knowledge of Parent, Holdings, the Borrower, no union representation question existing with respect to the employees of Parent or any of its Subsidiaries, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Borrower or of Parent and its Subsidiaries taken as a whole.

                 7.20 Patents, Licenses, Franchises and Formulas. Each of Parent and its Subsidiaries owns all material patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises and formulas, or rights with respect to the foregoing, and has obtained assignments of all leases and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, could reasonably be likely to result in a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of Parent and its Subsidiaries taken as a whole.

                 7.21 Special Purpose Corporation. Parent engages in no business activities and has no significant assets (other than the capital stock of Holdings) or liabilities (other than its guaranty provided in Section 14, the Limited Guaranties and such liabilities as otherwise permitted by this Agreement).

                 7.22 Business of Holdings. Holdings owns the capital stock of its Subsidiaries, provides administrative and management services thereto and in connection therewith, has employees, enters into certain leases and other agreements, and conducts all activities reasonably associated therewith.

                 7.23 FCC Authorizations. Parent and its Subsidiaries hold such validly issued FCC main station and associated auxiliary, translator and booster radio licenses and authorizations as are necessary to operate the Radio Stations as they are currently operated (collectively, the "FCC Authorizations"), each of which is in full force and effect. The FCC main station licenses for Radio Stations to be held by Parent and its Subsidiaries, after giving effect to all elements of the Transaction that are closing or being consummated as of or on the Initial Borrowing Date (collectively, the "Main Station Licenses") are listed on Schedule VI, each of which FCC Authorizations has the expiration date indicated on Schedule VI. Neither Parent, Holdings nor the Borrower has knowledge of any material adverse condition imposed by the FCC as part of any FCC Authorizations which is neither set forth on the face thereof as issued by the FCC nor contained in the rules and regulations of the FCC applicable generally to radio stations of the type, nature, class or location of each Radio Station. Each Radio Station is operated by Parent and its Subsidiaries in all material respects (i) in accordance with the terms and conditions of the FCC Authorizations applicable to it and (ii) in accordance with the rules and regulations of the FCC and the Communications Act of 1934, as amended (the "Communications Act"). No proceedings are pending or, to the knowledge of Parent, Holdings or the Borrower, are threatened which may reasonably be expected to result in the revocation, modification, non-renewal or suspension of any of the FCC Authorizations, the denial of any pending applications, the issuance of any cease and desist order or the imposition of any material fines, forfeitures or other administrative actions by the FCC with respect to the Radio Stations or their operation, other than proceedings affecting the radio broadcasting industry in general. Reports, applications and other documents required to be filed by any Credit Party or any Subsidiary of the Borrower with the FCC with respect to the Radio Stations have in all material respects been timely filed and all such reports, applications and documents are true, correct and complete in all material respects, and neither Parent, Holdings nor the Borrower has knowledge of any matters (i) which could reasonably be expected to result in the suspension or revocation of or the refusal to renew any of the FCC Authorizations or the imposition of any material fines or forfeitures by the FCC upon any Credit Party or any Subsidiary of the Borrower or (ii) which could reasonably be expected to result in the modification or revocation of any Radio Stations' authorization to operate as currently authorized under the rules and regulations of the FCC. There are no unsatisfied or otherwise outstanding notices of apparent liability or violations issued by the FCC with respect to any Radio Station or its operations.

                 7.24 Subordinated Notes. The subordination provisions contained in the Borrower's 9 1/4% Senior Subordinated Notes and the other Borrower's 9 1/4% Senior Subordinated Note Documents are enforceable, and after the issuance, if any, of Holdings' Subordinated

Exchange Debentures the subordination provisions contained therein and in the Holdings' Subordinated Exchange Debentures Indenture shall be enforceable, by the Banks against the Borrower, the Subsidiary Guarantors and the holders of the Borrower's 9 1/4% Senior Subordinated Notes and Holdings' Subordinated Exchange Debentures, as the case may, and all Obligations hereunder and under the other Credit Documents are or will be within the definitions of "Senior Indebtedness," "Designated Senior Indebtedness" and "Guarantor Senior Indebtedness," as the case may be, included in such provisions of the Borrower's 9 1/4% Senior Subordinated Note Documents, Holdings' Subordinated Exchange Debentures and the Holdings' Subordinated Exchange Debentures Indenture.

                 7.25 Transaction. At the time of the applicable consummation thereof, the Transaction shall have been consummated in all material respects in accordance with the terms of the respective Transaction Documents and all applicable laws. At the time of the applicable consummation thereof, all material consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required in order to make or consummate the Transaction to the extent then required have been obtained, given, filed or taken and are or will be in full force and effect (or effective judicial relief with respect thereto has been obtained). All applicable waiting periods with respect thereto have or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent authority which restrains, prevents or imposes material adverse conditions upon the Transaction. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the Transaction, or the occurrence of any Credit Event or the performance by any Credit Party of its obligations under the Transaction Documents to which it is a party.

                 7.26 Existing Indebtedness. Schedule IX sets forth a true and complete list of all existing Indebtedness of Parent and its Subsidiaries as of the Initial Borrowing Date, in each case showing the aggregate principal amount thereof and the name of the respective borrower and any other entity which directly or indirectly guaranteed such debt.

                 7.27 Year 2000 Representation. Any reprogramming required to permit the proper functioning, in and following the year 2000, of (i) Parent's and its Subsidiaries' computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which Parent's and its Subsidiaries' systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by January 1, 1999. The cost to Parent and its Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to Parent and its Subsidiaries (including, without limitation, reprogramming errors and the failure of others' systems or equipment) could not reasonably be expected to have a material adverse effect on the ability of the Credit Parties to perform their respective obligations to the Agents and the Banks or could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of Parent and its Subsidiaries taken as a whole.

                 SECTION 8. Affirmative Covenants. Parent, Holdings and the Borrower hereby covenant and agree that on and after the Effective Date and until the Total Commitment and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other Obligations incurred hereunder and thereunder, are paid in full:

                 8.01 Information Covenants. Parent, Holdings and/or the Borrower will furnish to each Bank:

                 (a) Monthly Reports. Within 30 days after the end of each fiscal month (other than the fiscal months ending March, June, September and December) of the Borrower, (i) the combined statement of income for the month and for the elapsed portion of the fiscal year ended with the last day of such month, setting forth the comparative figures for the corresponding month in the prior fiscal year and the budgeted figures for such month as set forth in the respective budget delivered pursuant to Section 8.01(e) and (ii) the combined statements of income for each Region as of the end of such month and for the elapsed portion of the fiscal year ended with the last day of such month, setting forth the comparative figures for the corresponding month in the prior fiscal year and the budgeted figures for such month as set forth in the respective budget delivered pursuant to Section 8.01(e).

                 (b) Quarterly Financial Statements. As soon as available and in any event within 50 days after the close of each of the first three quarterly accounting periods in each fiscal year of Parent, (i) the combined balance sheets of Parent, Holdings and the Borrower and their Consolidated Subsidiaries for each fiscal quarter, each as of the end of such quarter and the related combined statements of income and statements of cash flows for such quarter and for the elapsed portion of the fiscal year ended with the last day of such quarter and setting forth in the statements of income only, the comparative figures for the corresponding quarter in the prior fiscal year and the budgeted figures for such quarter as set forth in the respective budget delivered pursuant to Section 8.01(e), and (ii) the combined statements of income for each Region as of the end of such quarter and for the elapsed portion of the fiscal year ended with the last day of such quarter, setting forth, the comparative figures for the corresponding quarter in the prior fiscal year and the budgeted figures for such quarter as set forth in the respective budget delivered pursuant to Section 8.01(e).

                 (c) Annual Financial Statements. Within 95 days after the close of each fiscal year of Parent, (i) the consolidated balance sheets of Parent, Holdings and the Borrower and their Consolidated Subsidiaries for each fiscal year, each as at the end of such fiscal year and the related statements of income and retained earnings and of cash flows for such fiscal year and, setting forth comparative figures for the preceding fiscal year commencing fiscal year 1996 and certified, in the case of such consolidated statements, by Coopers & Lybrand L.L.P. or such other independent certified public accountants of recognized national standing reasonably acceptable to the Agents, together with a report of such accounting firm (which report shall be unqualified as to scope) stating that in the course of its regular audit of the financial statements of Parent and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge of any Default or Event of Default under Sections 9.03, 9.04, 9.05 and 9.07 through 9.09, inclusive, which has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof, (ii) the combined statement of income for each Region at the end of such fiscal year setting forth comparative figures for the preceding fiscal year and the budgeted figures for such year as set forth in the budget delivered pursuant to
         Section 8.01(e), and (iii) management's discussions and analysis of the important operational and financial developments during such fiscal year in respect of Parent and its Subsidiaries.

                 (d) Management Letters. Promptly after the receipt thereof by Parent or any of its Subsidiaries, a copy of any final "management letter" received by Parent or such Subsidiary from its certified public accountants and management's responses thereto.

                 (e) Budgets. No later than 60 days following the commencement of the first day of each fiscal year of Parent, a budget in form satisfactory to the Agents prepared by Parent for (x) in the case of budgeted statements of income, each of the twelve months of such fiscal year prepared in detail, and (y) in the case of budgeted statements of sources and uses of cash and balance sheets, for such fiscal year on an annual basis and prepared in detail and for each of the five years immediately following such fiscal year prepared in summary form, in each case, of each of Parent and its Subsidiaries and each of the Regions accompanied by the statement of an Authorized Officer of Parent to the effect that, to the best of his knowledge, the budget is a reasonable estimate for the period covered thereby.

                 (f) Officer's Certificates. At the time of the delivery of the financial statements provided for in Section 8.01(a), (b) and (c), a certificate of an Authorized Officer of the Borrower to the effect that, to the best of such officer's knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall, in the case of any such financial statements delivered in respect of a period ending on the last day of a fiscal quarter or year of Parent, (x) set forth the calculations required to establish whether the Borrower was in compliance with the provisions of Sections 9.03, 9.04, 9.05, and 9.07 through 9.09, inclusive, at the end of such fiscal quarter or year, as the case may be, (y) set forth the calculations required to establish the Applicable Margin and Applicable Commitment Commission Percentage at such time and (z) only in the case of financial statements delivered pursuant to Section 8.01(c), set forth the calculations required to establish whether the Borrower was in compliance with
         Section 4.02(f) and set forth the amount of Excess Cash Flow for the respective Excess Cash Payment Period.

                 (g) Notice of Default or Litigation. Promptly, and in any event within three Business Days after an Authorized Officer of Parent or any of its Subsidiaries obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or Event of Default and (ii) any litigation or governmental investigation or proceeding pending (x) against Parent or any of its Subsidiaries which could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or Parent and its Subsidiaries taken as a whole, (y) with respect to any material Indebtedness of the Borrower and its Subsidiaries taken as a whole or
         (z) with respect to any Transaction Document which could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or Parent and its Subsidiaries taken as a whole.

                 (h) Other Reports and Filings. Promptly, copies of all (x) financial information, proxy materials and other information and reports, if any, which Parent or any of its Subsidiaries shall file with the Securities and Exchange Commission or any successor thereto (the "SEC") including, without limitation, in connection with the issuance of Holdings' Senior Notes, the Borrower's 9 1/4% Senior Subordinated Notes, Holdings' Subordinated Exchange Debentures, the CCI 10 3/4 Senior Subordinated Notes or the CCI Exchange Debentures, or deliver to holders of its Indebtedness pursuant to the terms of the documentation governing such Indebtedness (or any trustee, agent or other representative therefor) and (y) material filings or communications with the FCC or pursuant to and/or as required by the Communications Act.

                 (i) Annual Meetings with Banks. At the request of the Administrative Agent or the Required Banks, Parent shall within 120 days after the close of each fiscal year of Parent hold a meeting at a time and place selected by Parent and acceptable to the Administrative Agent with all of the Banks at which meeting shall be reviewed the financial results of the previous fiscal year and the financial condition of Parent and its Subsidiaries and the budgets presented for the current fiscal year of Holdings and its Subsidiaries.

                 (j) Environmental Matters. Promptly upon, and in any event within ten (10) Business Days after, an officer of Parent or any of its Subsidiaries obtains knowledge thereof, notice of one or more of the following environmental matters, unless such environmental matters could not, individually or when aggregated with all other such environmental matters, be reasonably expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of Parent and its Subsidiaries taken as a whole: (i) any pending or threatened Environmental Claim against Parent or any of its Subsidiaries or any Real Property owned or operated by Parent or any of its Subsidiaries; (ii) any condition or occurrence on or arising from any Real Property owned or operated by Parent or any of its Subsidiaries that (x) results in noncompliance by, Parent or any of its Subsidiaries with any applicable Environmental Law or (y) could reasonably be expected to form the basis of an Environmental Claim against Parent or any of its Subsidiaries or any such Real Property; (iii) any condition or occurrence on any Real Property owned or operated by Parent or any of its Subsidiaries that could reasonably be expected to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability by Parent or any of its Subsidiaries of such Real Property under any Environmental Law; and (iv) the taking of any removal or remedial action in response to the actual or alleged presence of any Hazardous Material on any Real Property owned or operated by Parent or any of its Subsidiaries as required by any Environmental Law or any governmental or other administrative agency; provided, that in any event Parent shall deliver to each Bank all notices received by Parent or any of its Subsidiaries from any government or governmental agency under, or pursuant to, CERCLA. All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and Parent's or such Subsidiary's response thereto. In addition, Parent will provide the Banks with copies of all communications with any government or governmental agency relating to Environmental Laws, all communications with any person relating to Environmental Claims, and such detailed reports of any Environmental Claim as may reasonably be requested by the Banks.

                 (k) Other Information. From time to time, such other information or documents (financial or otherwise) with respect to Parent or its Subsidiaries as the Administrative Agent, any Other Agent or any Bank may reasonably request in writing.

                 8.02 Books, Records and Inspections. Parent will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. Parent will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Administrative Agent, any Other Agent or any Bank to visit and inspect, during regular business hours and under guidance of officers of Parent or such Subsidiary, any of the properties of Parent, or such Subsidiary, and to examine the books of account of Parent or such Subsidiary and discuss the affairs, finances and accounts of Parent or such Subsidiary with, and be advised as to the same by, its and their officers and independent accountants, all at such reasonable times and intervals and to such reasonable extent as the Administrative Agent, such Other Agent or such Bank may request.

                 8.03 Maintenance of Property; Insurance. (a) Schedule VII sets forth a true and complete listing of all insurance maintained by Holdings and its Subsidiaries as of the Effective Date. Parent will, and will cause each of its Subsidiaries to, (i) keep all property necessary in its business in good working order and condition (ordinary wear and tear excepted), (ii) maintain insurance on all its property in at least such amounts and against at least such risks as is consistent and in accordance with industry practice and
(iii) furnish to each Bank, upon written request, full information as to the insurance carried. In addition to the requirements of the immediately preceding sentence, Parent, Holdings and the Borrower will at all times cause insurance of the types described in Schedule VII to be maintained (with the same scope of coverage as that described in Schedule VII) at levels which are at least as great as the respective amount described opposite the respective type of insurance on Schedule VII under the column headed "Maximum Amount Required to be Maintained."

                 (b) Parent will, and will cause its Subsidiaries to, at all times keep their respective property insured in favor of the Collateral Agent, and all policies or certificates (or certified copies thereof) with respect to such insurance (and any other insurance maintained by Parent or any of its Subsidiaries) (i) shall be endorsed to the Collateral Agent's satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as loss payee or as an additional insured), (ii) shall state that such insurance policies shall not be canceled without 30 days' prior written notice thereof by the respective insurer to the Collateral Agent, (iii) shall provide that the respective insurers irrevocably waive any and all rights of subrogation with respect to the Collateral Agent and the Secured Creditors,
(iv) shall contain the standard non-contributory mortgagee clause endorsement in favor of the Collateral Agent with respect to hazard insurance coverage, (v) shall, except in the case of public liability insurance and workers' compensation insurance, provide that any losses shall be payable notwithstanding (A) any act or neglect of Parent or any of its Subsidiaries,
(B) the occupation or use of the properties for purposes more hazardous than those permitted by the terms of the respective policy if such coverage is obtainable at commercially reasonable rates and is of the kind from time to time customarily insured against by Persons owning or using similar property and in such amounts as are customary, (C) any foreclosure or other proceeding relating to the insured properties if such coverage is available at commercially reasonable rates or (D) any change in the title to or ownership or possession of the insured properties if such coverage is available at commercially reasonable rates and (vi) shall be deposited with the Collateral Agent if such coverage is available at commercially reasonable rates.

                 (c) If Parent or any of its Subsidiaries shall fail to maintain all insurance in accordance with this Section 8.03, or if Parent or any of its Subsidiaries shall fail to so endorse and deposit all policies or certificates with respect thereto, the Administrative Agent and/or the Collateral Agent shall have the right (but shall be under no obligation) to procure such insurance and the Borrower agrees to reimburse the Administrative Agent or the Collateral Agent as the case may be, for all costs and expenses of procuring such insurance.

                 8.04 Corporate Franchises. Parent will, and will cause each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses and patents; provided, however, that nothing in this Section 8.04 shall prevent (i) sales of assets by Parent or any of its Subsidiaries in accordance with Section 9.02 or (ii) the withdrawal by Parent or any of its Subsidiaries of their qualification as a foreign corporation in any jurisdiction where such withdrawal could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities or condition (financial or otherwise) of the Borrower or of Parent and its Subsidiaries taken as a whole.

                 8.05 Compliance with Statutes, etc. Parent will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and control), except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of Parent and its Subsidiaries taken as a whole.

                 8.06 Compliance with Environmental Laws. (a) Parent will comply, and will cause each of its Subsidiaries to comply, in all material respects with all Environmental Laws applicable to the ownership or use of its Real Property now or hereafter owned or operated by Parent or any of its Subsidiaries, will promptly pay or cause to be paid all costs and expenses incurred in connection with such compliance, and will keep or cause to be kept all such Real Property free and clear of any Liens imposed pursuant to such Environmental Laws. Neither Parent nor any of its Subsidiaries will generate, use, treat, store, release or dispose of, or permit the generation, use, treatment, storage, release or disposal of Hazardous Materials on any Real Property now or hereafter owned or operated by Parent or any of its Subsidiaries, or transport or permit the transportation of Hazardous Materials to or from any such Real Property except for Hazardous Materials used or stored at any such Real Properties in material compliance with all applicable Environmental Laws and reasonably required in connection with the operation, use and maintenance of any such Real Property.

                 (b) At the written request of the Administrative Agent or the Required Banks, which request shall specify in reasonable detail the basis therefor, at any time and from time to time, the Borrower will provide, at the Borrower's sole cost and expense, an environmental site assessment report concerning any Real Property owned or operated by Parent or any of its Subsidiaries, prepared by an environmental consulting firm approved by the Administrative Agent, indicating the presence or absence of Hazardous Materials and the potential cost of any removal or remedial action in connection with any Hazardous Materials on such Real Property, provided that such request may be made only if (i) there has occurred and is continuing an Event of Default, (ii) the Administrative Agent reasonably believes that Parent, any of its Subsidiaries or any such Real Property is not in material compliance with Environmental Law, or (iii) circumstances exist that reasonably could be expected to form the basis of a material Environmental Claim against Parent, any of its Subsidiaries or any such Real Property. If the Borrower fails to provide the same within ninety (90) days after such request was made, the Administrative Agent may order the same, and the Borrower shall grant and hereby grants to the Administrative Agent and the Banks and their agents access to such Real Property and specifically grants the Administrative Agent and the Banks an irrevocable non-exclusive license, subject to the rights of tenants, to undertake such an assessment, all at the Borrower's expense.

                 8.07 ERISA. As soon as possible and, in any event, within 20 days after Parent or any of its Subsidiaries or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, Parent will deliver to each of the Banks a certificate of an Authorized Officer of Parent setting forth details as to such occurrence and the action, if any, that Parent, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by Parent, such Subsidiary, the ERISA Affiliate, the PBGC, or a Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred; that an accumulated funding deficiency has been incurred or an application is likely to be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code with respect to a Plan; that a contribution required to be made to a Plan has not been timely made; that a Plan has been or is reasonably expected to be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability giving rise to a lien under ERISA or the Code; that proceedings are likely to be or have been instituted or notice has been given to terminate or appoint a trustee to administer a Plan, that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; that Parent, any of its Subsidiaries or any ERISA Affiliate will or is reasonably expected to incur any material liability (including any contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under Section 401(a)(29), 4971 or 4975 of the Code or Section 409 or 502(i) or 502(l) of ERISA; or that Parent, or any Subsidiary may incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any employee pension benefit plan (as defined in Section 3(2) of ERISA) in addition to the liability that existed on the Effective Date pursuant to any such plan or plans. Upon request the Borrower will deliver to each of the Banks a complete copy of the annual report (Form 5500) of each Plan required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Banks pursuant to the first sentence hereof, copies of any adverse material notices received by Parent, or any of its Subsidiaries or any ERISA Affiliate from a governmental agency with respect to any Plan shall be delivered to the Banks no later than 20 days after the date such notice has been received by Parent, the Subsidiary or the ERISA Affiliate, as applicable.

                 8.08 End of Fiscal Years; Fiscal Quarters. Parent shall cause (i) each of its, and each of its Subsidiaries', fiscal years to end on December 31, and (ii) each of its, and each of its Subsidiaries', fiscal quarters to end on March 31, June 30, September 30 and December 31.

                 8.09 Performance of Obligations. Parent will, and will cause each of its Subsidiaries to, perform all of their obligations under the terms of each mortgage, indenture, security agreement and other debt instrument by which it is bound, except such non-performances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole or of Parent and its Subsidiaries taken as a whole.

                 8.10 Payment of Taxes. Parent will pay and discharge or cause to be paid and discharged, and will cause each of its Subsidiaries to pay and discharge, all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any material properties belonging to it, in each case on a timely basis, and all lawful claims which, if unpaid, might become a lien or charge upon any properties of Parent or any of its Subsidiaries; provided that none of Parent nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP.

                 8.11 Dividends on Exchangeable Preferred Stock. (a) Holdings will pay all Dividends on the Senior Exchangeable Preferred Stock solely through the issuance of additional shares of Senior Exchangeable Preferred Stock rather than in cash, except as permitted to be paid in cash pursuant to Sections 9.03(viii) and (ix).

                 (b) CCI will pay all Dividends on the CCI 12 5/8% Series E Cumulative Exchangeable Preferred Stock solely through the issuance of additional shares of CCI 12 5/8% Series E Cumulative Exchangeable Preferred Stock rather than in cash, except as permitted to be paid in cash pursuant to
Section 9.03(xiv).

                 8.12 Maintenance of Separateness. Parent will, and will cause each of its Subsidiaries to, satisfy customary corporate formalities including the holding of regular board of directors' and shareholders' meetings and the maintenance of corporate offices and records. None of the Borrower nor any of its Subsidiaries shall, except as otherwise expressly permitted by this Agreement, make any payment to a creditor of Parent, Holdings or any Non-Controlled Entity in respect of any liability of Parent, Holdings or such Non-Controlled Entity which is not a liability of the Borrower or such Subsidiary, and no bank account of Parent, Holdings or any Non-Controlled Entity shall be commingled with any bank account of the Borrower or any of its Subsidiaries. Any financial statements distributed to any creditors of Parent or Holdings shall, to the extent permitted by GAAP, clearly establish the corporate separateness of Parent, Holdings and each Non-Controlled Entity from the Borrower and its Subsidiaries. Neither Parent nor any of its Subsidiaries shall take any action, or conduct its affairs in a manner, which is likely to result in the corporate existence of Parent, Holdings or any Non-Controlled Entity being ignored, or in the assets and liabilities of the Borrower or any of its Subsidiaries being substantively consolidated with those of Parent, Holdings or any Non- Controlled Entity in a bankruptcy, reorganization or other insolvency proceeding.

                 8.13 Additional Security; Further Assurances. (a) Parent will, and will cause each of its respective Subsidiaries to, grant to the Collateral Agent security interests in Reinvestment Assets at the time of the acquisition thereof as described in this clause (a). To the extent Reinvestment Assets are acquired by the Borrower and/or its Subsidiaries, the Borrower or such Subsidiary shall grant a Lien on and a security interest in such Reinvestment Assets on the same terms as set forth in the Security Documents and as otherwise set forth in this Section 8.13. To the extent Reinvestment Assets are acquired by a merger or the acquisition of capital stock, the Borrower shall cause the Person acquiring such Reinvestment Assets to become a Subsidiary of the Borrower and/or its Subsidiaries, and shall pledge or cause to be pledged all capital stock of any such Person so acquired pursuant to the Pledge Agreement, and cause such Person to enter into an additional guaranty substantially similar to the Subsidiary Guaranty and additional security documents substantially similar to the Security Documents, all as otherwise set forth in this Section 8.13; provided, that, (x) absent a change in the relevant sections of the Code or the rules, regulations, rulings, notices or other official pronouncements issued or promulgated thereunder, the Borrower and its Subsidiaries shall be required to pledge only 65% of the voting capital stock of a foreign Subsidiary and no foreign Subsidiary shall be required to enter into such guaranty or Security Documents and (y) CCI and its Subsidiaries shall not be required to grant a security interest to the Collateral Agent for the benefit of the Banks in any Reinvestment Asset acquired pursuant to a contractual agreement entered into prior to the Effective Date so long as (i) a guaranty by CCI and its Subsidiaries of the Obligations hereunder constitutes a restricted payment under the CCI Existing 10 3/4% Senior Subordinated Notes Documents or the CCI 12 5/8% Series E Cumulative Exchangeable Preferred Stock Documents and (ii) CCI and its Subsidiaries grant a security interest in such Reinvestment Assets to the Borrower in connection with the CCI Intercompany Loan; provided further, the Borrower and its Subsidiaries shall not be required to grant a security interest in any Reinvestment Assets that are acquired subject to a Lien permitted by Section 9.01(vii), (viii) or (xix).

                 (b) Parent will, and will cause each of its Subsidiaries to, grant to the Collateral Agent security interests and mortgages (an "Additional Mortgage") in such Real Property of Parent or any of its Subsidiaries as are not covered by the original Mortgages to the extent acquired after the Initial Borrowing Date, and as may reasonably be requested from time to time by the Administrative Agent or the Required Banks (each such Real Property, an "Additional Mortgaged Property"). All such Additional Mortgages shall be granted pursuant to documentation substantially in the form of the Mortgages or in such other form as is reasonably satisfactory to the Administrative Agent and shall constitute valid and enforceable perfected Liens superior to and prior to the rights of all third Persons and subject to no other Liens except as are permitted by Section 9.01 at the time of perfection thereof. The Additional Mortgages or instruments related thereto shall have been duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent for the benefit of the Secured Creditors required to be granted pursuant to the Additional Mortgages and all taxes, fees and other charges payable in connection therewith shall have been paid in full. Notwithstanding anything to the contrary stated above in this clause (b), Parent and its Subsidiaries shall be required to only grant Additional Mortgages in fee owned Real Property (excluding tower sites) with a fair market value at the time of acquisition thereof in excess of $1,000,000.

                 (c) Parent will, and will cause each of its Subsidiaries to, grant to the Collateral Agent security interests in assets acquired pursuant to Sections 9.02(ix) or (xiii) at the time of the acquisition thereof as described in this clause (c). To the extent assets are acquired by the Borrower or any of its Subsidiaries pursuant to such Sections, the Borrower or such Subsidiary shall grant a Lien on and a security interest in such assets on the same terms as set forth in the Security Documents and as otherwise set forth in this
Section 8.13.  In connection with the acquisition of
the capital stock of a Person pursuant to such Sections, the Borrower shall cause such Person to become a direct or indirect Subsidiary of the Borrower, and shall pledge or cause to be pledged all capital stock of any such Person so acquired pursuant to the Pledge Agreement, and cause such Person to enter into an additional guaranty substantially similar to the Subsidiary Guaranty and additional security documents substantially similar to the Security Documents, all as otherwise set forth in this Section 8.13; provided, that, (x) absent a change in the relevant sections of the Code or the rules, regulations, rulings, notices or other official pronouncements issued or promulgated thereunder, the Borrower and its Subsidiaries shall be required to only pledge 65% of the voting capital stock of a foreign Subsidiary and no foreign Subsidiary shall be required to enter into such guaranty or Security Documents and (y) CCI and its Subsidiaries shall not be required to grant a security interest for the benefit of the Agents or the Banks in assets acquired pursuant to Sections 9.02(ix) or
(xiii) insofar as such assets are acquired pursuant to contractual agreements entered into prior to the Effective Date so long as (i) a guaranty by CCI and its Subsidiaries of the Obligations hereunder constitutes a restricted payment under the CCI Existing 10 3/4% Senior Subordinated Notes Documents or the CCI 12 5/8% Series E Cumulative Exchangeable Preferred Stock Documents and (ii) CCI and its Subsidiaries grant a security interest in such assets to the Borrower in connection with the CCI Intercompany Loan provided further, that the Borrower and its Subsidiaries shall not be required to grant a security interest in such assets that are acquired subject to a Lien permitted by
Section 9.01(vii), (viii) or (xix). Notwithstanding anything to the contrary contained above, Parent and its Subsidiaries shall be required to only grant Additional Mortgages in fee owned Real Property (excluding tower sites) with a fair market value at the time of acquisition in excess of $1,000,000.

                 (d) Parent will, and will cause each of its Subsidiaries to, at the expense of the Borrower, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, real property surveys, reports and other assurances or instruments and take such further steps relating to the Collateral covered by any of the Security Documents as the Collateral Agent may reasonably require pursuant to this
Section 8.13. Furthermore, Parent, Holdings and the Borrower shall cause to be delivered to the Collateral Agent such opinions of counsel, title insurance and other related documents as may be requested by the Collateral Agent to assure itself that this Section 8.13 has been complied with.

                 (e) Parent will cause each Subsidiary established or created in accordance with Section 9.14 or acquired in accordance with Section 9.02 to execute and deliver a guaranty of all Obligations and all obligations under Interest Rate Protection Agreements in substantially the form of the Subsidiary Guaranty; provided that (x) absent a change in the relevant sections of the Code or the rules, regulations, rulings, notices or other official pronouncements issued or promulgated thereunder, no foreign Subsidiary shall be required to enter into such guaranty and (y) Subsidiaries established or created by CCI and its Subsidiaries in accordance with Section 9.14 and pursuant to contractual agreements entered into prior to the Effective Date shall not be required to grant to the Collateral Agent for the benefit of the Agents or the Banks a first priority

Lien on all property (tangible or intangible) of such Subsidiary so long as (i) a guaranty by CCI and its Subsidiaries of the Obligations hereunder constitutes a restricted payment under the CCI Existing 10 3/4% Senior Subordinated Notes Documents or the CCI 12 5/8% Series E Cumulative Exchangeable Preferred Stock Documents and (ii) such Subsidiary grants a first priority Lien on all its property (tangible or intangible) to the Borrower in connection with the CCI Intercompany Loan .

                 (f) Parent will cause each Subsidiary established or created in accordance with Section 9.14 to grant to the Collateral Agent a first priority Lien on all property (tangible and intangible) of such Subsidiary upon terms similar to those set forth in the Security Documents as appropriate, and satisfactory in form and substance to the Collateral Agent and Required Banks; provided, that (x) absent a change in the relevant sections of the Code or the rules, regulations, rulings, notices or other official pronouncements issued or promulgated thereunder, no foreign Subsidiary shall be required to enter into such Security Documents and (y) Subsidiaries established or created by CCI and its Subsidiaries in accordance with Section 9.14 and pursuant to contractual agreements entered into prior to the Effective Date shall not be required to execute and deliver a guaranty of all Obligations and all Obligations under the Interest Rate Protection Agreements; provided further, that the Borrower and its Subsidiaries shall not be required to grant a security interest in such assets that are acquired subject to a Lien permitted by Section 9.01(vii),
(viii) or (xix); provided further, that such Subsidiary shall be required to only grant Additional Mortgages in fee owned Real Property (excluding tower sites) with a fair market value at the time of acquisition in excess of $1,000,000. Parent will cause each Subsidiary, at its own expense, to execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter register, file or record in any appropriate governmental office, any document or instrument reasonably deemed by the Collateral Agent to be necessary or desirable for the creation and perfection of the foregoing Liens. Parent will cause each of its Subsidiaries to take all actions requested by the Collateral Agent (including, without limitation, the filing of UCC-1's) in connection with the granting of such security interests.

                 (g) The security interests required to be granted pursuant to this Section 8.13 shall be granted pursuant to security documentation which shall be substantially similar to the Security Documents already executed and delivered by the Borrower or its Subsidiaries, as applicable, or otherwise satisfactory in form and substance to the Administrative Agent and shall constitute valid and enforceable perfected security interests prior to the rights of all third Persons and subject to no other Liens except such Liens as are permitted by Section 9.01. The Additional Security Documents and other instruments related thereto shall be duly recorded or filed in such manner and in such places and at such times as are required by law to establish, perfect, preserve and protect the Liens, in favor of the Collateral Agent for the benefit of the respective Secured Creditors, required to be granted pursuant to the Additional Security Documents and all taxes, fees and other charges payable in connection therewith shall be paid in full by the Borrower. At the time of the execution and delivery of the Additional Security Documents, the Borrower shall cause to be delivered to the Collateral Agent such opinions of counsel, Mortgage Policies, title surveys and other related documents as may be reasonably requested by the Administrative Agent or the Required Banks to assure themselves that this
Section 8.13 has been complied with.

                 (h) Each of Parent, Holdings and the Borrower will cause CCI and its Subsidiaries to promptly take all actions required of a Credit Party pursuant to this Section 8.13 as soon as a guaranty by CCI and its Subsidiaries of the Obligations hereunder does not constitute a restricted payment under the CCI 10 3/4% Senior Subordinated Notes Documents and the CCI 12 5/8% Series E Cumulative Exchangeable Preferred Stock Documents.

                 (i) Each of Parent, Holdings and the Borrower agrees that each action required above by Section 8.13 shall be completed as soon as possible, but in no event later than 60 days after such action is requested to be taken by the Administrative Agent or the Required Banks; provided that each of Parent, Holdings and the Borrower further agrees that any additional guaranty or any Additional Security Documents required to be executed pursuant to this Section 8.13 shall be entered into contemporaneously with the creation or acquisition of any new Subsidiary.

                 8.14 CCI Redemptions. Each of Parent, Holdings and the Borrower will cause CCI to effect the CCI Redemptions on or prior to 120 days following the Initial Borrowing Date.

                 SECTION 9. Negative Covenants. Parent, Holdings and the Borrower covenant and agree that on and after the Effective Date and until the Total Commitment and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other Obligations incurred hereunder and thereunder, are paid in full:

                 9.01 Liens. Parent will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of Parent or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to Parent or any of its Subsidiaries), or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute; provided that the provisions of this Section 9.01 shall not prevent the creation, incurrence, assumption or existence of the following (Liens described below are herein referred to as "Permitted Liens"):

                 (i) inchoate Liens for taxes, assessments or governmental charges or levies not yet due and payable or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP;

                 (ii) Liens in respect of property or assets of the Borrower or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, and

         (x) which do not in the aggregate materially detract from the value of the Borrower's or such Subsidiary's property or assets or materially impair the use thereof in the operation of the business of the Borrower or such Subsidiary or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

                 (iii) Liens in existence on the Initial Borrowing Date which are listed, and the property subject thereto described, in
         Schedule VIII, if any, set forth in such Schedule VIII for the removal and termination of any such Liens, plus renewals, replacements and extensions of such Liens to the extent set forth on Schedule VIII, provided that (x) the aggregate principal amount of the Indebtedness, if any, secured by such Liens does not increase from that amount outstanding at the time of any such renewal, replacement or extension and (y) any such renewal, replacement or extension does not encumber any additional assets or properties of Parent or any of its Subsidiaries;

                 (iv)     Permitted Encumbrances;

                 (v)      Liens created pursuant to the Security Documents;

                 (vi) licenses, leases or subleases granted to other Persons in a manner consistent with past practice or the radio industry or other media industries generally not materially interfering with the conduct of the business of Parent and its Subsidiaries taken as a whole;

                 (vii) Liens upon assets subject to Capitalized Lease Obligations to the extent permitted by Section 9.04, provided that (x) such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Lease Obligation and (y) the Lien encumbering the asset giving rise to the Capitalized Lease Obligation does not encumber any other asset of either the Borrower or any Subsidiary of the Borrower;

                 (viii) Liens on equipment or machinery used by the Borrower or any of its Subsidiaries in the ordinary course of business and incurred at the time of acquisition thereof by the Borrower or any such Subsidiary or within 120 days thereafter to secure Indebtedness incurred to pay all or a portion of the purchase price thereof and all renewals, replacements or extensions thereof, provided that (x) the aggregate outstanding principal amount of all Indebtedness secured by Liens permitted by this clause (viii) shall not at any time exceed $15,000,000 and (y) in all events, the Lien encumbering the equipment or machinery so acquired does not encumber any other asset of either the Borrower or any of its Subsidiaries;

                 (ix) easements, rights-of-way, restrictions (including zoning restrictions), encroachments, protrusions and other similar charges or encumbrances, and minor title deficiencies, in each case whether now or hereafter in existence, not securing

         Indebtedness and not materially interfering with the conduct of the business of the Borrower or any of its Subsidiaries;

                 (x) Liens arising from precautionary UCC financing statement filings regarding operating leases entered into by Parent or any of its Subsidiaries in the ordinary course of business, provided that such Lien is limited to the respective lessor's interest in such leased property;

                 (xi) Liens arising out of the existence of judgments or awards not constituting an Event of Default under Section 10.09, provided that no cash or property is deposited or delivered to secure the respective judgment or award (or any appeal bond in respect thereof, except as permitted by following clause (xiii));

                 (xii) statutory, contractual and common law landlords' liens under leases to which the Borrower or any of its Subsidiaries is a party;

                 (xiii) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety, stay, customs and appeal bonds, statutory bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money), provided that the aggregate amount of deposits at any time pursuant to this clause
         (xiii) shall not exceed $1,000,000;

                 (xiv) any interest or title of a lessor, sublessor, licensee or licensor under any lease or license agreement permitted by this Agreement;

                 (xv) Liens in favor of a banking institution arising as a matter of law encumbering deposits (including the right of set-off) held by such banking institutions incurred in the ordinary course of business and which are within the general parameters customary in the banking industry;

                 (xvi) deposits made in the ordinary course of business to secure liabilities for premiums to insurance carriers, provided that such deposits do not exceed $1,000,000 in the aggregate at any time;

                 (xvii) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by the Borrower or any of its Subsidiaries in the ordinary course of business, in accordance with past practices of the Borrower and its Subsidiaries;

                 (xviii) cash earnest money deposits in connection with acquisitions otherwise permitted by Section 9.02 in an aggregate amount at any one time not to exceed that amount which, when added to the aggregate amount of Letter of Credit Outstandings at such time to provide assurance of performance in connection with acquisitions otherwise permitted by Section 9.02, equals $150,000,000, provided that Parent and its Subsidiaries shall not make any cash earnest money deposits when there exists a Default or an Event of Default;

                 (xix) Liens on property or assets in existence at the time such property or assets are acquired pursuant to Section 9.02(ix) or
         (xiii), provided that (x) any Indebtedness that is secured by such Liens is permitted to exist under Section 9.04(xii)(y) and (y) such Liens are not incurred in connection with, or in contemplation or anticipation of, such acquisition and do not attach to any other asset of Parent or any of its Subsidiaries;

                 (xx) Liens created pursuant to, and securing, the CCI Intercompany Loan;

                 (xxi) Liens created in connection with, and securing, the Chancellor Loan; and

                 (xxii) Liens not otherwise permitted under this Section 9.01 to the extent attaching to properties and assets with an aggregate fair market value not in excess of, and securing liabilities not in excess of, $20,000,000 in the aggregate at any time outstanding.

                 9.02 Consolidation, Merger, Purchase or Sale of Assets, etc. Parent will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or merge, consolidate, convey, sell, lease or otherwise dispose of all or any part of its property or assets, or enter into any sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials, equipment and intangible assets, including property acquired by way of trade or barter agreements, in the ordinary course of business) of any Person, except that:

                 (i) Capital Expenditures made by the Borrower and its Subsidiaries shall be permitted to the extent not in violation of
         Section 9.07;

                 (ii) each of the Borrower and its Subsidiaries may in the ordinary course of business, sell, lease or otherwise dispose of any assets provided that the aggregate Net Sale Proceeds of all assets subject to sales or other dispositions pursuant to this clause (ii) shall not exceed $10,000,000 in any fiscal year of the Borrower;

                 (iii)    investments may be made to the extent permitted by
         Section 9.05;

                 (iv) each of the Borrower and its Subsidiaries may lease (as lessee) real or personal property in the ordinary course of business (so long as such lease does not create a Capitalized Lease Obligation not otherwise permitted by Section 9.04(iv));

                 (v) each of the Borrower and its Subsidiaries may make sales or other transfers of airtime, advertising, broadcast time or other medium of communication in the ordinary course of business and consistent with past practices;

                 (vi) licenses or sublicenses by the Borrower and its Subsidiaries of software, trademarks and other intellectual property and general intangibles and licenses, leases or subleases of other property in the ordinary course of business and which do not materially interfere with the business of the Borrower or any Subsidiary;

                 (vii) the Borrower or any Wholly-Owned Subsidiary of the Borrower may transfer assets to or lease assets to or acquire or lease assets from the Borrower or any Wholly-Owned Subsidiary (so long as the security interests granted pursuant to the Security Documents are not, in the judgment of the Collateral Agent, adversely affected thereby) or any Subsidiary of the Borrower may be merged or consolidated with or into, or be liquidated or dissolved into, the Borrower or any Wholly-Owned Subsidiary of the Borrower (so long as the Borrower or such Wholly-Owned Subsidiary is the surviving corporation);

                 (viii) (x) the sale or other disposition of Media Assets of the Borrower shall be permitted for cash at fair market value (as determined in good faith by the Borrower) so long as the proceeds thereof are applied in accordance with Section 4.02(e), provided that the Operating Cash Flow attributable to Media Assets so sold or disposed of during any period of four consecutive fiscal quarters of the Borrower shall not, when netted against the Consolidated Operating Cash Flow attributed to all Media Assets acquired during such period, exceed 5% of Consolidated Operating Cash Flow for such period and (y) the acquisition of Reinvestment Assets for consideration not to exceed the fair market value of such Reinvestment Assets shall be permitted in accordance with Sections 4.02(e) and 8.13;

                 (ix) so long as (x) no Default or Event of Default then exists or would arise therefrom and (y) the Borrower shall be in compliance with the financial covenants contained in Sections 9.08 and 9.09, with such financial covenants to be calculated on a Pro Forma Basis, the Borrower may, and may permit its Subsidiaries to, simultaneously exchange (for reasonably equivalent value, a portion thereof which may include cash) (A) 100% of the capital stock of any Subsidiary of such Person (the "Stock Swapped Media Asset") for 100% of the capital stock of any Person (the "Stock Target Media Asset") owning Media Assets (each such occurrence a "Stock Swap") or (B) all or substantially all of the assets of a Media Asset or group of Media Assets (the "Asset Swapped Media Asset," with each Stock Swapped Media Asset and Asset Swapped Media Asset, a "Swapped Media Asset") for all or substantially all of the assets of another Media Asset or group of Media Assets (the "Asset Target Media Asset," with each Stock Target Media Asset and each Asset Target Media Asset, a "Target Media Asset") (each such occurrence a "Media Asset Swap") provided, that at the time of such Stock Swap or Media Asset Swap, the Borrower and/or such Subsidiary, and the newly acquired entity, shall comply with Section 8.13, provided further, that any cash proceeds received by Borrower or any of its Subsidiaries in connection with any such Stock Swap, Media Asset Swap shall be applied in accordance with the requirements of
         Section 4.02(e);

                 (x) the Borrower and its Subsidiaries may sell or discount, accounts receivable arising in the ordinary course of business (x) which are overdue or (y) which the Borrower may reasonably determine are difficult to collect, but only in connection with the compromise or collection thereof consistent with customary industry practice (and not as part of any bulk sale or financing of receivables);

                 (xi) transfers of condemned property to the respective governmental authority or agency that have condemned same (whether by deed in lieu of condemnation or otherwise), and transfers of properties that have been subject to a casualty to the respective insurer of such property or its designee as part of an insurance settlement, so long as the proceeds thereof are applied as required by
         Section 4.02(g);

                 (xii) each of the Borrower and its Subsidiaries may in the ordinary course of business sell or otherwise dispose of equipment which, in the reasonable judgment of such Person, is obsolete, worn out or otherwise no longer useful, in the conduct of such Person's business;

                 (xiii) so long as (x) no Default or Event of Default then exists or would result therefrom and (y) the Borrower shall demonstrate compliance with the financial covenants contained in Sections 9.08 and 9.09 with such financial covenants to be calculated on a Pro Forma Basis, the Borrower or any of its Wholly-Owned Subsidiaries may acquire additional Media Assets or 100% of the capital stock of any Person that owns Media Assets (any such acquisition permitted pursuant to this clause (xiii), a "Permitted
         Section 9.02(xiii) Acquisition"), provided, that (i) if such acquisition is structured as a stock acquisition, then either (A) the Person so acquired becomes a Wholly-Owned Subsidiary (direct or indirect) of the Borrower or (B) such Person is merged with and into the Borrower or a Wholly-Owned Subsidiary of the Borrower (with the Borrower or such Wholly-Owned Subsidiary being the surviving corporation of such merger), and, in any case, all of the provisions of Section 8.13 have been complied with in respect of such Person,
         (ii) the Borrower delivers detailed projections and other information reasonably requested by the Administrative Agent or the Required Banks, (iii) any Liens or Indebtedness assumed or incurred in connection with such acquisition are otherwise permitted under Section
         9.01 or 9.04, as the case may be, (iv) immediately after giving effect to each such Permitted Section 9.02(xiii) Acquisition, the Total Unutilized Revolving Loan Commitment shall be equal to at least $75,000,000, and (v) any such Permitted Section 9.02(xiii) Acquisition involving an expenditure (including, without limitation, earn-out, non-compete or deferred compensation arrangements and transaction expenses) by the Borrower and its Wholly-Owned Subsidiaries in excess of $200,000,000 shall not be consummated without the prior written consent of the Required Banks;

                 (xiv) the Borrower or any Wholly-Owned Subsidiary of the Borrower may (i) sell assets or (ii) make a capital contribution by transferring assets, in each case to any Non-Controlled Entity so long as (x) the fair market value of all assets so sold or transferred (as determined in good faith by the Borrower) to all such Non-Controlled Entities does not exceed $200,000,000, (y) no Default or Event of Default then exists or would result therefrom and (z) the Borrower or such Wholly-Owned Subsidiary applies the full amount of the Net Sale Proceeds therefrom as a mandatory repayment and/or commitment reduction in accordance with the requirements of Section 4.02(e);

                 (xv)     the Capstar Disposition shall be permitted;

                 (xvi)    the CCI-Capstar Acquisition shall be permitted;

                 (xvii) so long as (x) no Default or Event of Default then exists or would result therefrom and (y) the Borrower shall demonstrate compliance with the financial covenants contained in Sections 9.08 and 9.09 with such financial covenants to be calculated on a Pro Forma Basis, the Borrower or any of its Wholly-Owned Subsidiaries may consummate the station exchanges, sales and acquisitions contemplated in the Chancellor Letter Agreement; and

                 (xviii)  the Pending Acquisitions shall be permitted.

To the extent the Required Banks waive the provisions of this Section 9.02 with respect to the sale of any Collateral, or any Collateral is sold as permitted by this Section 9.02 (other than clause (vii) hereof), such Collateral shall be sold free and clear of the Liens created by the Security Documents, and the Administrative Agent and Collateral Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

                 9.03 Dividends. Parent shall not, and shall not permit any of its Subsidiaries to, authorize, declare or pay any Dividends with respect to Parent or any of its Subsidiaries except that:

                 (i) any Subsidiary of the Borrower may pay Dividends to the Borrower or any Wholly-Owned Subsidiary of the Borrower so long as any such Dividends paid by a non-Wholly-Owned Subsidiary of the Borrower are paid on a pro rata basis to such Subsidiary's shareholders generally (based on the relative holdings of the equity interest or interests in the Subsidiary paying such Dividends and taking into account the relative preferences, if any, of the various classes of equity interests in such Subsidiary);

                 (ii) the Borrower may pay cash Dividends to Holdings and Holdings may pay cash Dividends to Parent for the purpose of paying, so long as all proceeds thereof are promptly used by Holdings or Parent, as the case may be, to pay, its operating expenses incurred in the ordinary course of business and other corporate overhead costs and expenses (including, without limitation, legal and accounting expenses and similar expenses) in a maximum principal amount of $20,000,000 per annum;

                 (iii) the Borrower may pay cash Dividends to Holdings and Holdings may pay cash Dividends to Parent for the purpose of paying, so long as all proceeds thereof are promptly used by Parent or Holdings, as the case may be, to (A) pay management fees or executive compensation to the extent such management fees or executive compensation are permitted by Section 9.06(v) and (vi), and pursuant to the Monitoring and Oversight Agreements, to the extent permitted pursuant to Section 9.06(iv) and (B) repurchase Parent Common Stock and/or options to purchase Parent Common Stock held by
         (x) directors, executives, officers, members of management, or employees of Parent, Holdings, the Borrower or any of their respective Subsidiaries, or (y) other stockholders of Parent so long as the purpose of such purchase is to acquire Parent Common Stock for reissuance to new employees of Parent and its Subsidiaries to the extent so reissued within 12 months of any such purchase so long as the aggregate amount of cash expended by Parent pursuant to subclause
         (B) of this clause (iii) shall not exceed $25,000,000 in any fiscal year or $50,000,000 in the aggregate (plus the amount of cash proceeds paid by any new employee in consideration for reissuance of Parent Common Stock repurchased by Parent to the extent received by Parent within 12 months following any such repurchase), so long as in the case of subclause (B) of this clause (iii), no Default or Event of Default exists or would result therefrom;

                 (iv) the Borrower may pay cash Dividends to Holdings and Holdings may pay cash Dividends to Parent for the purpose of paying, so long as all proceeds thereof are promptly used by Parent or Holdings, as the case may be, to pay, franchise taxes and federal, state and local income taxes and interest, and penalties with respect thereto, if any, payable by Parent or Holdings, as the case may be, provided that any refund shall be promptly returned by Parent or Holdings to the Borrower;

                 (v) the Borrower may pay cash Dividends to Holdings so long as Holdings promptly uses such proceeds to pay cash Dividends to Parent to enable Parent to pay cash Dividends to redeem fractional shares of Parent Common Stock so long as the aggregate amount thereof does not exceed $100,000;

                 (vi) so long as (x) no Default or Event of Default then exists or would result therefrom and (y) such payment of cash Dividends is permitted under the Borrower's 9 1/4% Senior Subordinated
         Note Indenture and any other indenture, certificate of designation or other agreement which may restrict such payments, the Borrower may pay cash Dividends to Holdings for the purpose of making, so long as Holdings promptly uses all such proceeds to make, regularly scheduled interest payments on the Holdings' Senior Notes (it being understood that no interest payments shall be made prior to August 1, 2002);

                 (vii) Holdings may pay regularly scheduled Dividends on its Senior Exchangeable Preferred Stock pursuant to the terms thereof solely through the issuance of additional shares of Senior Exchangeable Preferred Stock, except as otherwise permitted by clauses
         (viii) and (ix) below;

                 (viii) so long as no Default or Event of Default then exists or would result therefrom, the Borrower may pay cash Dividends to Holdings after July 1, 2002 for the purpose of paying, so long as all such proceeds are promptly used by Holdings to pay, cash Dividends on its Senior Exchangeable Preferred Stock in lieu of issuing fractional shares of Senior Exchangeable Preferred Stock;

                 (ix) so long as (w) no Default or Event of Default then exists or would result therefrom, (x) Borrower establishes compliance with the financial covenants contained in Sections 9.08 and 9.09, with such financial covenants to be calculated on a Pro Forma Basis, (y) the Leverage Ratio on the date of payment thereof is less than or equal to 5.0:1.0 and (z) such payment of cash Dividends is permitted under Holdings' Senior Note Indenture, the Borrower's 9 1/4% Senior Subordinated Note Indenture, Holdings' Subordinated Exchange Debentures Indenture and any other indenture, certificate of designation or other agreement which may restrict such payments, the Borrower may pay cash Dividends to Holdings for the purpose of paying, so long as Holdings promptly uses all such proceeds to pay, regularly scheduled Dividends on its Senior Exchangeable Preferred Stock;

                 (x) so long as (x) no Default or Event of Default then exists or would result therefrom and (y) such payment of cash Dividends is permitted under the Holdings' Senior Note Indenture, the Borrower's 9 1/4% Senior Subordinated Note Indenture, the Holdings' Subordinated Exchange Debentures Indenture and any other indenture, certificate of designation or other agreement which may restrict such payments, the Borrower may pay cash Dividends to Holdings so long as Holdings promptly uses such proceeds to pay cash Dividends to Parent to enable Parent to cure defaults or make principal or interest payments under any Non-Controlled Entity Credit Facility or to satisfy its obligations under the Limited Guaranty; provided that the aggregate amount of such cash Dividends shall not exceed $25,000,000;

                 (xi) so long as no Default or Event of Default then exists or would result therefrom, the Borrower may pay cash Dividends to Holdings so long as Holdings promptly uses the proceeds therefrom to pay cash Dividends to Parent to enable Parent to make loans or advances as provided in Section 9.05(xix);

                 (xii) so long as no Default or Event of Default then exists or would result therefrom, the Borrower may pay cash Dividends to Holdings so long as Holdings promptly uses such proceeds to pay cash Dividends to Parent to enable Parent to make mandatory principal and interest cash payments on the Chancellor Loan;

                 (xiii) CCI may pay regularly scheduled Dividends on its 12 5/8% Series E Cumulative Exchangeable Preferred Stock pursuant to the terms thereof solely through the issuance of additional shares of CCI 12 5/8% Series E Cumulative Exchangeable Preferred Stock, except as otherwise permitted by clause (xiv) below;

                 (xiv) so long as no Default or Event of Default then exists or would result therefrom, CCI may pay accruing cash dividends and interest payments with respect to the CCI 12 5/8% Series E Cumulative Exchangeable Preferred Stock after January 15, 2002;

                 (xv) CCI may pay, on June 1, 1998, a cash Dividend in an amount up to $2,500,000 with respect to its 6 1/2% Series D Cumulative Convertible Preferred Stock due May 31, 2007; and

                 (xvi)    the CCI Redemptions shall be permitted.

                 9.04 Indebtedness. Parent will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

                 (i) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

                 (ii) Indebtedness existing on the Initial Borrowing Date shall be permitted to the extent the same is listed on Schedule IX, and extensions, replacements, refinancings or renewals thereof, provided that no such extension, replacement, refinancing or renewal shall increase the principal amount thereof;

                 (iii) Indebtedness under Interest Rate Protection Agreements to the extent entered into pursuant to Section 9.05;

                 (iv) Indebtedness evidenced by Capitalized Lease Obligations to the extent permitted pursuant to Section 9.07;

                 (v) Indebtedness subject to Liens permitted under Section 9.01(viii);

                 (vi) Indebtedness of Holdings incurred under the Holdings' Senior Notes in an aggregate principal amount not to exceed $277,000,000 (less any repayments of principal thereof);

                 (vii) so long as no Default or Event of Default then exists or would arise therefrom, with the consent of the Total Supermajority Banks, Holdings may exchange all of the issued and outstanding Senior Exchangeable Preferred Stock for Holdings' Subordinated Exchange Debentures in accordance with the terms of the Senior Exchangeable Preferred Stock Documents;

                 (viii)   Indebtedness incurred pursuant to the Chancellor
         Loan;

                 (ix) Indebtedness of the Borrower incurred under the Borrower's 9 1/4% Senior Subordinated Notes in an aggregate principal amount not to exceed $200,000,000 (less any repayments of principal thereof);

                 (x) Contingent Obligations of the Borrower or any Subsidiary of the Borrower as a guarantor of the obligations of the lessee under any lease pursuant to which the Borrower or such Subsidiary is the lessee so long as such lease is otherwise permitted hereunder;

                 (xi) intercompany Indebtedness of any Wholly-Owned Subsidiary of the Borrower owing to the Borrower or any other Wholly-Owned Subsidiary of the Borrower, or of the Borrower owing to any Wholly-Owned Subsidiary of the Borrower, to the extent permitted by Section 9.05(x);

                 (xii) (x) unsecured Indebtedness of the Borrower and its Subsidiaries owing to the seller in any acquisition permitted pursuant to Section 9.02(ix) in an aggregate principal amount not to exceed $20,000,000 at any time outstanding or (y) Indebtedness of the Borrower and its Subsidiaries assumed in connection with any acquisition of an asset permitted pursuant to Section 9.02(ix) securing such Indebtedness in an aggregate principal amount not to exceed $20,000,000 at any time outstanding, provided that such Indebtedness was not incurred in connection with, or in anticipation or contemplation of, such acquisition;

                 (xiii) Contingent Obligations of the Borrower or any of its Subsidiaries pursuant to its guaranty of Indebtedness permitted pursuant to Section 9.04(ii) existing on the Initial Borrowing Date and extensions, replacements, refinancings and renewals thereof, provided that no such extension, replacement, refinancing or renewal shall (x) amend, modify or supplement the subordination provisions, if any, contained in such guaranty in a manner adverse to interests of the Banks or (y) increase the principal amount of such Indebtedness guaranteed by the original guaranty;

                 (xiv) so long as (i) the Borrower shall have delivered a certificate of an Authorized Officer of the Borrower certifying that, to the best of such officer's knowledge, (x) no Default or Event of Default then exists (or would result from the incurrence of the additional Indebtedness contemplated by this Section 9.04(xiv)), and
         (y) all representations and warranties herein or in any other Credit Document are true and correct in all material respects with the same effect as if such representations and warranties had been made on the date of the incurrence of Indebtedness contemplated by this clause 9.04(xiv) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and (ii) new Notes and the documentation necessary to incur such Indebtedness are delivered in form and substance satisfactory to the Administrative Agent pursuant to Sections 13.04 and 13.12, then the Borrower may increase the Total Revolving Loan Commitment, in whole or in part, by an aggregate amount not to exceed $200,000,000 with the consent of the Banks providing such additional amount (and no other Banks);

                 (xv) Indebtedness of Parent, Holdings or the Borrower, as the case may be, arising under the Limited Guaranties in an aggregate amount not to exceed $200,000,000 (less any payments made in respect of its obligations under any Limited Guaranty);

                 (xvi) CCI may exchange all of the issued and outstanding CCI 12 5/8% Senior E Cumulative Exchangeable Preferred Stock for CCI 12 5/8% Senior Holdings' Subordinated Exchange Debentures in accordance with the terms of the CCI Senior Exchangeable Preferred Stock Documents;

                 (xvii) Indebtedness (x) of CCI evidenced by the CCI Existing 10 3/4% Senior Subordinated Notes in an aggregate principal amount not to exceed $325,600,000 (less any repayments of principal thereof),
         (y) arising under guaranties by the Subsidiaries of CCI of the obligations of CCI under the CCI 10 3/4% Existing Senior Subordinated Notes and (z) of CCI evidenced by the CCI 11 3/8% Senior Subordinated Notes in an aggregate principal amount not to exceed $600,000 (less any repayments of principal thereof);

                 (xviii) In addition to the foregoing Indebtedness, the Borrower shall be permitted to incur Indebtedness evidenced by subordinated notes in an aggregate principal amount not to exceed $250,000,000 so long as (x) no Default or Event of Default then exists or would result therefrom and (y) the terms and conditions of such new subordinated notes are, as determined by the Administrative Agent in its sole discretion, substantially similar to the terms and conditions of the Borrower's 9 1/4% Senior Subordinated Notes;

                 (xix) Parent, Holdings and/or the Borrower may refinance any then outstanding CCI's Existing 10 3/4% Senior Subordinated Notes, CCI's 11 3/8% Senior Subordinated Notes and CCI's 12 5/8% Series E Cumulative Exchangeable Preferred Stock through the incurrence of subordinated indebtedness so long as (x) no Default or Event of Default then exists or would result therefrom, (y) the amount of refinancing Indebtedness incurred pursuant to this clause (xix) does not exceed the sum of the aggregate principal amount of CCI's 10 3/4% Existing Senior Subordinated Notes 11 3/8% Senior Subordinated Notes and the aggregate liquidation preference of CCI's 12 5/8% Series E Cumulative Exchangeable Preferred Stock being refinanced plus premiums actually paid thereon and reasonable fees and expenses incurred in connection with such refinancing and (z) the terms and conditions of such subordinated indebtedness are satisfactory to the Administrative Agent; and

                 (xx) additional Indebtedness of the Borrower and its Subsidiaries not otherwise permitted under this Section 9.04 not to exceed $50,000,000 in aggregate principal amount outstanding at any time.

                 9.05 Advances, Investments and Loans. Parent will not, and will not permit any of its Subsidiaries to, directly or indirectly, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or hold any cash or Cash Equivalents, except that the following shall be permitted:

                 (i) the Borrower and its Subsidiaries may acquire and hold accounts receivables owing to any of them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms;

                 (ii) the Borrower and its Subsidiaries may acquire and hold cash and Cash Equivalents, provided that during any time that Revolving Loans of Non- Defaulting Banks are outstanding, the aggregate amount of cash and Cash Equivalents permitted to be held by the Borrower and its Subsidiaries shall not exceed $10,000,000 for any period of fifteen consecutive days (exclusive of any cash held by the Borrower as permitted by Sections 9.01(xviii));

                 (iii) the Borrower and its Subsidiaries may make loans and advances in the ordinary course of business to officers, directors and employees of Parent and its Subsidiaries so long as the aggregate principal amount thereof at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $10,000,000 (subject to any restrictions contained in the Borrower's 9 1/4% Senior Subordinated Note Indenture);

                 (iv) the Borrower may enter into Interest Rate Protection Agreements on terms reasonably satisfactory to the Administrative Agent;

                 (v) Parent may repurchase Parent Common Stock to the extent permitted by Section 9.03;

                 (vi) Parent and any of its Subsidiaries may make investments in accordance with Section 4.02(e) (including investments necessary to form Subsidiaries under Section 9.14);

                 (vii) promissory notes and other similar non-cash consideration received by the Borrower and its Subsidiaries in connection with dispositions permitted by Section 9.02 so long as the aggregate principal amount thereof does not exceed $10,000,000 at any one time outstanding;

                 (viii) the Borrower and its Subsidiaries may acquire and own investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                 (ix)     investments by the Borrower in any Wholly-Owned
         Subsidiary;

                 (x) any Wholly-Owned Subsidiary of the Borrower may make intercompany loans and advances to the Borrower or any other Wholly-Owned Subsidiary and the Borrower may make intercompany loans and advances to any of its Wholly-Owned Subsidiaries (including, without limitation, the CCI Intercompany Loan), provided that if such intercompany loans are evidenced by an intercompany promissory note, such note is pledged by the Borrower or such Wholly-Owned Subsidiary as Collateral pursuant to the Pledge Agreement;

                 (xi) investments by the Borrower or any of its Subsidiaries to the extent permitted by Section 9.07;

                 (xii) advances, loans and investments made by the Borrower and its Subsidiaries in existence on the Initial Borrowing Date and set forth on Schedule X shall be permitted, without giving effect to any additions thereto or replacements thereof;

                 (xiii) guarantees of Indebtedness made by Parent or any of its Subsidiaries to the extent otherwise permitted by Section 9.04;

                 (xiv)    investments permitted pursuant to Section 9.02;

                 (xv) investments pursuant to capital calls on Southern Star Communications, Inc. (formerly known as Osborn Communications Corporation) as provided in the Stockholders' Agreement, dated April 20, 1989, among Ruth Communications Corporation, Southern Star Communications, Inc. (formerly known as Osborn Communications Corporation) and Ray Broadcasting, Inc., not to exceed $1,200,000;

                 (xvi) a loan by the Borrower or any of its Subsidiaries to Davis Broadcasting in an aggregate principal amount not to exceed $10,000,000 in connection with the proposed disposition of radio stations located in Lynchburg and Roanoke, Virginia;

                 (xvii) in addition to investments permitted by clauses (i) through (xvi) above and clauses (xviii) through (xxii) below of this
         Section 9.05, the Borrower and its Subsidiaries may make additional loans, advances and investments in an aggregate principal amount not to exceed $10,000,000 at any time outstanding;

                 (xviii) the Borrower or any Wholly-Owned Subsidiary of the Borrower may make cash capital contributions to any Non-Controlled Entity so long as (x) the aggregate amount of all such cash capital contributions does not exceed $10,000,000 and (x) no Default or Event of Default then exists or would result therefrom;

                 (xix) Parent may make loans and advances to any Non-Controlled Entity to enable such Non-Controlled Entity to purchase assets from the Borrower or any Wholly-Owned Subsidiary of the Borrower so long as (v) no Default or Event of Default then exists or would result therefrom, (w) the aggregate outstanding principal amount of all loans and advances made pursuant to this clause (xix) shall not exceed $50,000,000 (determined without regard to any write-downs or write-offs of such loans or advances) at any time, (x) each such loan or advance shall be evidenced by a Parent Note, (y) each such Parent Note shall be pledged to the Collateral Agent pursuant to the Pledge Agreement and (z) any interest payments or any prepayments or repayments of principal received in respect of any Parent Note shall be immediately contributed (directly or indirectly) to the capital of the Borrower and the Borrower shall promptly use such proceeds to repay outstanding Revolving Loans (without a corresponding reduction to the Total Revolving Loan Commitment);

                 (xx) Parent may make investments in Holdings and Holdings may make investments in the Borrower;

                 (xxi) promissory notes and other similar non-cash consideration received by RKZ Television, Inc. in connection with the RKZ Disposition so long as the aggregate principal amount thereof does not exceed $3,138,000;

                 (xxii) loans or reimbursement obligations owing from R. Steven Hicks to Parent in connection with the Round Rock radio station construction permit in an amount not to exceed $10,000,000; and

                 (xxiii) Parent or any of its Subsidiaries may make a loan or loans to any trustee under a trust agreement relating to an assignment of Radio Stations and their related assets to a trust in order to comply with the Communications Act of 1934, as amended, and the rules and regulations promulgated thereunder, in an aggregate principal amount not to exceed $5,000,000.

                 9.06 Transactions with Affiliates. Parent will not, and will not permit any of its Subsidiaries to enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of Parent or any of its Subsidiaries, other than in the ordinary course of business and on terms and conditions substantially as favorable to Parent or such Subsidiary as would reasonably be obtained by Parent or such Subsidiary at that time in a comparable arm's- length transaction with a Person other than an Affiliate, except that:

                 (i)      Dividends may be paid to the extent provided in
         Section 9.03;

                 (ii) loans may be made and other transactions may be entered into by the Borrower and its Subsidiaries to the extent permitted by Sections 9.02, 9.04 and 9.05;

                 (iii) customary fees, indemnification and reimbursement of expenses may be paid to directors of Parent;

                 (iv) Parent or, to the extent not paid by Parent, Holdings or the Borrower may pay to Hicks, Muse & Co. Partners, L.P., its Affiliates or any successor thereto controlled by Jack D. Furst, Charles W. Tate, Thomas O. Hicks and/or John R. Muse, the amounts set forth in the Monitoring and Oversight Agreement dated as of July 1, 1997, between

         Parent and Hicks, Muse & Co. Partners, L.P., the Financial Advisory Agreement dated as of July 1, 1997, between Hicks, Muse & Co. Partners, L.P. and Parent, the Monitoring and Oversight Agreement dated as of October 16, 1996, between Holdings and Hicks, Muse & Co. Partners, L.P. and the Financial Advisory Agreement dated as of October 16, 1996, between Holdings and Hicks, Muse & Co. Partners, L.P., in each case in the form delivered to the Banks on or prior to the Initial Borrowing Date, as same may be modified thereafter but without giving effect to any modifications thereto which in any way adversely affects the interests of the Banks (including, without limitation, by increasing in any respect the costs or liabilities of Parent or any of its Subsidiaries) without the consent of the Administrative Agent and the Required Banks (the "Monitoring and Oversight Agreements");

                 (v) Parent and its Subsidiaries may enter into and make payments pursuant to employment arrangements with executive officers and senior management employees in the ordinary course of business;

                 (vi) Parent and its Subsidiaries may make payments pursuant to Employment Agreements existing on the Initial Borrowing Date or thereafter pursuant to Employment Agreements with executive officers and senior management employees entered into in the ordinary course of business;

                 (vii) Parent and its Subsidiaries may make payments pursuant to the Tax Sharing Agreements;

                 (viii) Parent may make capital contributions to Holdings and Holdings may make capital contributions to the Borrower; and

                 (ix) the Borrower or any Wholly-Owned Subsidiary of the Borrower may make capital contributions to (A) a Non-Controlled Entity as provided in Sections 9.02(xiv) and 9.05(xviii) or (B) to any of its Wholly-Owned Subsidiaries.

                 Except as specifically provided above, no management or similar fees shall be paid or payable by Parent or any of its Subsidiaries to any Person other than the Borrower.

                 9.07 Capital Expenditures. (a) Parent will not, and will not permit any of its Subsidiaries to, make Capital Expenditures, except that the Borrower and its Subsidiaries may make Capital Expenditures in any fiscal year (taken as one accounting period) so long as the amount of such Capital Expenditures made during such fiscal year does not exceed 4.5% of Parent's adjusted gross revenue for the immediately preceding fiscal year determined on a Pro Forma Basis after giving effect to any acquisitions and dispositions permitted by the Agreement.

                 (b) Notwithstanding anything to the contrary contained in clause (a) above, to the extent that the Capital Expenditures made by the Borrower and its Subsidiaries in any period set forth in clause (a) above are less than the amount permitted to be made in such period (without giving effect to any additional amount available as a result of this clause (b) or clause (c) below), the amount of such difference may be carried forward and used to make Capital Expenditures in the immediately succeeding fiscal year of the Borrower.

                 (c) In addition to the Capital Expenditures permitted pursuant to preceding clauses (a) and (b), the Borrower and its Subsidiaries may make additional Capital Expenditures consisting of (i) the reinvestment of Net Sale Proceeds from asset sales not required to be applied to repay Loans pursuant to Section 4.02(e) and (ii) the reinvestment of insurance proceeds from Recovery Events not required to be applied to repay Loans pursuant to
Section 4.02(g), provided that in each case any proceeds that are so used to make Capital Expenditures pursuant to this clause (c) are, to the extent required by Section 4.02(e) or (g), as the case may be, used within the period of time as is set forth in such Section 4.02(e) or (g), as the case may be.

                 (d) In addition to the Capital Expenditures permitted pursuant to preceding clauses (a), (b) and (c), the Borrower may make the Galaxy Systems Capital Expenditures and the Star Systems Capital Expenditures.

                 9.08 Maximum Leverage Ratio. The Borrower will not permit the Leverage Ratio at any time during a period set forth below to be greater than the ratio set forth opposite such period below:

                 Period                                     Ratio
                 ------                                     -----
          Effective Date to and including
             March 31,1999                                          7.25:1.00

          April 1, 1999 to and including
             December 31, 1999                                      6.75:1.00

          January 1, 2000 to and including
             December  31, 2000                                     6.00:1.00

          January 2001 to and including
            December 31, 2001                                       5.50:1.00

          January 2002 to and including
             December 31, 2002                                      5.00:1.00

          January 1, 2003 and thereafter                            4:50:1.00

                 9.09 Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio for any Test Period during a period set forth below to be less than the amount set forth opposite such period below:

                 Fiscal Quarter                                                Ratio
                 --------------                                                -----
         Effective Date to and including
                 March 31, 1999                                              1.50:1.00

         April 1, 1999 to and including
                 December 31, 1999                                           1.75:1.00

         January 1, 2000 to and including
                 December 31, 2000                                           2.00:1.00

         January 1, 2001 to and including
                 December 31, 2001                                           2.50:1.00

         January 1, 2002 to and including
                 December 31, 2002                                           3:00:1.00

         January 1, 2003 and thereafter                                      3:50:1.00

                 9.10 Limitation on Modifications of Certificate of Incorporation, Partnership Agreement, Limited Liability Company Agreement, By-Laws and Certain Other Agreements; Limitations of Prepayments and Modifications of Indebtedness; etc. Parent will not, and will not permit any of its Subsidiaries to (i) make (or give any notice with respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due), after the issuance thereof, any Holdings' Senior Notes, Holdings' Subordinated Exchange Debentures or the Borrower's 9 1/4% Senior Subordinated Notes, (ii) amend or modify, or permit the amendment or modification of any provision of the Holdings' Senior Note Documents, Senior Exchangeable Preferred Stock Documents (including as relating to the Holdings' Subordinated Exchange Debentures), the Borrower's 9 1/4% Senior Subordinated Note Documents, CCI Exchangeable Preferred Stock Documents (including as relating to the CCI Exchange Debentures), CCI 10 3/4% Existing Senior Subordinated Notes
Documents, CCI 11 3/8% Senior Subordinated Notes Documents, the Tax Sharing Agreement, the Chancellor Loan or any documents relating to the CCI Intercompany Loan (other than (x) amendments or modifications to the Tax Sharing Agreement which are not materially adverse to the interests of the Banks and (y) amendments or modifications to the Holdings' Senior Note Indenture, CCI Exchange Debenture Indenture, the indenture entered into in connection with the CCI 11 3/8% Senior Subordinated Notes or CCI 10 3/4% Existing Senior Subordinated Notes Indenture, the Borrower's 9 1/4% Senior Subordinated Note Indenture, Holdings' Subordinated Exchange Debentures Indenture or CCI Exchange Debenture Indenture, to the extent that such amendments or modifications (I) are permitted to be made under the respective indenture without the consent of the holders of the Holdings' Senior Notes, the Borrower's 9 1/4% Senior Subordinated Notes, Holdings' Subordinated Exchange Debentures, CCI Exchange Debenture Indenture, CCI 11 3/8% Senior Subordinated Notes or CCI Existing 10 3/4% Senior Subordinated Notes Indenture, as the case may be, and (II) are not materially adverse to the interests of the Banks,) or
(iii) amend, modify or change its certificate or articles of incorporation (including, without limitation, by the filing or modification of any certificate of designation), partnership agreement, limited liability company agreement or by-laws, or any agreement entered into by it, as the case may be, with respect to its capital stock (including any Shareholders' Agreement), partnership interests or limited liability company interests, or enter into any new agreement with respect to its capital stock, other than any amendments, modifications or changes pursuant to this clause or any such new agreements which do not in any way adversely affect the interests of the Banks.

                 9.11 Limitation on Certain Restrictions on Subsidiaries. Parent will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Borrower or any Subsidiary of the Borrower, or pay any Indebtedness owed to the Borrower or any Subsidiary of the Borrower, (b) make loans or advances to the Borrower or any Subsidiary of the Borrower or (c) transfer any of its properties or assets to the Borrower or any Subsidiary of the Borrower, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Credit Documents, (iii) the Holdings' Senior Note Documents, (iv) the Borrower's 9 1/4% Senior Subordinated Notes, (v) the Holdings' Subordinated Exchange Debentures Indenture, (vi) the CCI Exchange Debenture Indenture, (vii) the CCI 10 3/4% Existing Senior Subordinated Note Documents, (viii) the Chancellor Loan or any documents related thereto, (ix) CCI Intercompany Loan or any documents related thereto, (x) CCI 11 3/8% Senior Subordinated Notes Documents, (xi) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or any Subsidiary of the Borrower, (xii) customary provisions restricting assignment of any licensing agreement entered into by the Borrower or any Subsidiary of the Borrower in the ordinary course of business and (xiii) customary restrictions in any industrial revenue bond, purchase money financing, capital lease or any other agreement permitted by this Agreement.

                 9.12 Limitation on Issuance of Capital Stock. (a) Parent will not issue (i) any preferred stock or (ii) any class of redeemable common stock, other than (x) Qualified Capital Stock and (y) Permitted Issuances.

                 (b) Parent will not permit Holdings or any other Subsidiary to issue any capital stock (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, capital stock, except (i) for transfers and replacements of then outstanding shares of capital stock, (ii) for stock splits, stock dividends and similar issuances which do not decrease the percentage ownership of Parent or any of its Subsidiaries in any class of the capital stock of Holdings or such Subsidiary, (iii) to qualify directors to the extent required by applicable law, (iv) the Borrower may issue additional shares of common stock to Holdings, so long as all such shares are immediately delivered to the Collateral Agent and pledged pursuant to the Pledge Agreement, (v) in connection with the creation of Subsidiaries of the Borrower in compliance with Section 9.14, (vi) in the case of Holdings, for the Senior Exchangeable

Preferred Stock and (viii) in the case of CCI, for the CCI 12 5/8% Series E Cumulative Exchangeable Preferred Stock.

                 9.13 Business. (a) Parent will not, and will not permit any of its Subsidiaries to, engage (directly or indirectly) in any business other than any business that creates, communicates, licenses, markets, leases or disseminates ideas, information or entertainment, together with all businesses related thereto, and any business that generates a significant portion of its business from advertising.

                 (b) From the Initial Borrowing Date to the date upon which the certificate(s) evidencing 100% of the outstanding capital stock of Atlantic City Broadcasting Corp. has been delivered by the Borrower or any of its Subsidiaries to the Collateral Agent, Parent will not, and will not permit any of its Subsidiaries to, transfer or lease any assets, or make any capital contributions, to Atlantic City Broadcasting Corp. and Atlantic City Broadcasting Corp. shall engage in no significant business activities and shall have no material assets (other than approximately $10,000 in cash) or liabilities (other than Indebtedness owing to AMRESCO Institutional, Inc.).

                 9.14 Limitation on Creation of Subsidiaries. Parent shall not and will not permit any Subsidiary to establish, create or acquire any additional Subsidiaries after the Initial Borrowing Date without the prior written consent of the Required Banks, except that the Borrower or any Wholly-Owned Subsidiary of the Borrower may create or otherwise acquire new Subsidiaries in connection with the acquisition of Media Assets or Persons that own Media Assets in compliance with Sections 4.02(e), 9.02(ix), 9.02(xiii) or 9.05(vi).

                 9.15 No Other Designated Senior Indebtedness. Parent will not, and will not permit any Subsidiary to, designate any Indebtedness (other than the Obligations) as "Designated Senior Indebtedness" for purposes of, and as defined in, the Borrower's 9 1/4% Senior Subordinated Indenture or the Holdings' Subordinated Exchange Debentures Indenture.

                 SECTION 10. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

                 10.01 Payments. The Borrower shall (i) default in the payment when due of any principal of any Loan or any Note or (ii) default, and such default shall continue unremedied for three or more Business Days, in the payment when due of any Unpaid Drawings or interest on any Loan or Note, or any Fees or any other amounts owing hereunder, thereunder or under any other Credit Document; or

                 10.02 Representations, etc. Any representation, warranty or statement made by any Credit Party herein or in any other Credit Document or in any certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

                 10.03 Covenants. Parent, Holdings or the Borrower shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in Section 8.01(g)(i), 8.08, 8.13, or Section 9 or (ii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement (other than as described in Section 10.01, 10.02 or 10.03(i)), and such default shall continue unremedied for a period of 30 days after written notice to the Borrower by the Administrative Agent, any Other Agent or any Bank; or

                 10.04 Default Under Other Agreements. Parent or any of its Subsidiaries shall (i) default in any payment of any Indebtedness (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Obligations) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity, or (iii) any Indebtedness (other than the Obligations) of Parent or any of its Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, provided that it shall not be a Default or Event of Default under this
Section 10.04 unless the aggregate principal amount of all Indebtedness as described in preceding clauses (i) through (iii), inclusive, is at least $10,000,000; or

                 10.05 Bankruptcy, etc. Parent or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against Parent or any of its Subsidiaries and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of Parent or any of its Subsidiaries, or Parent or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Parent or any of its Subsidiaries, or there is commenced against Parent or any of its Subsidiaries any such proceeding which remains undismissed for a period of 60 days, or Parent or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Parent or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or Parent or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by Parent or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

                 10.06 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof or a waiver of such standard or extension of any amortization period is sought or granted under
Section 412 of the Code, any Plan shall have had or, in the reasonable opinion of the Required Banks, is likely to have a trustee appointed to administer such Plan, any Plan is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made to a Plan has not been made, Parent or any of its Subsidiaries or any ERISA Affiliate has incurred or is likely to incur a liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or
Section 401(a)(29), 4971 or 4975 of the Code, or Parent or any of its Subsidiaries has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) which provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or employee pension benefit plans (as defined in Section 3(2) of ERISA); (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and (c) in each case in clauses
(a) and (b) above, such lien, security interest or liability, in the reasonable opinion of the Required Banks, will have a material adverse effect upon the business, operations, property, assets, liabilities or condition (financial or otherwise) Parent and its Subsidiaries taken as a whole or of Holdings and its Subsidiaries taken as a whole or of the Borrower and its Subsidiaries taken as a whole; or

                 10.07 Security Documents. At any time after the execution and delivery thereof, any of the Security Documents shall cease to be in full force and effect, or shall cease in any material respect to give the Collateral Agent for the benefit of the Secured Creditors the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Collateral), in favor of the Collateral Agent, superior to and prior to the rights of all third Persons (except as permitted by Section 9.01), and subject to no other Liens (except as permitted by Section 9.01), or any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any of the Security Documents and such default shall continue beyond any grace period specifically applicable thereto pursuant to the terms of such Security Document; or

                 10.08 Guaranty. Any Guaranty or any provision thereof shall cease to be in full force or effect as to the relevant Guarantor or other party thereunder (other than in accordance with the express terms thereof) or any Guarantor or other party thereunder or Person acting by or on behalf of such Guarantor or such party shall deny or disaffirm such Guarantor's or such party's obligations under the relevant Guaranty, or any Guarantor or such party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any Guaranty; or

                 10.09 Judgments. One or more judgments or decrees shall be entered against Parent or any of its Subsidiaries involving in the aggregate for Parent and its Subsidiaries a liability (not paid or fully covered by a reputable and solvent insurance company) and such judgments and decrees either shall be final and non-appealable or shall not be vacated, discharged or stayed or bonded pending appeal for any period of 60 consecutive days, and the aggregate amount of all such judgments exceeds $10,000,000; or

                 10.10 Change of Ownership. A Change of Ownership shall occur; or

                 10.11 Non-Controlled Entity Credit Facility. There shall exist (i) a default in any payment of principal, interest, fees or other amounts owing under any Non-Controlled Entity Credit Facility beyond the period of grace, if any, provided in such Non-Controlled Entity Credit Facility, or
(ii) a default in the observance or performance of any agreement or condition contained in any Non-Controlled Entity Credit Facility or any other agreement securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or permit the holder or holders of the Indebtedness under such Non-Controlled Entity Credit Facility (or trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), the Indebtedness under such Non-Controlled Entity Credit Facility to become due prior to its stated maturity, or (iii) Indebtedness (in excess of $2,500,000) under any Non-Controlled Entity Credit Facility shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent, upon the written request of the Required Banks, shall by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent, any Other Agent, any Bank or the holder of any Note to enforce its claims against any Credit Party (provided that, if an Event of Default specified in Section 10.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Administrative Agent to the Borrower as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon all Commitments of each Bank shall forthwith terminate immediately and any Commitment Commission shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and the Notes and all Obligations owing hereunder (including Unpaid Drawings) and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; (iii) terminate any Letter of Credit which may be terminated in accordance with its terms; (iv) direct the Borrower to pay (and the Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default specified in Section 10.05 with respect to the Borrower, it will pay) to the Collateral Agent at the Payment Office such additional amount of cash, to be held as security by the Collateral Agent, as is equal to the aggregate Stated Amount of all Letters of Credit issued for the account of the Borrower and then outstanding; (v) enforce, as Collateral Agent, all of the Liens and security interests created pursuant to the Security Documents, and (vi) apply any cash or Cash Equivalents held as collateral pursuant to Section 4.02 in satisfaction of the Obligations.

                 SECTION 11.  Definitions and Accounting Terms.

                 11.01 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                 "A Term Loan" shall have the meaning provided in Section 1.01(a)(i).

                 "A Term Loan Commitment" shall mean, for each Bank, the amount set forth opposite such Bank's name in Schedule I hereto directly below the column entitled "A Term Loan Commitment," as the same may be (x) reduced from time to time pursuant to Sections 3.03, 4.02 and/or 10 or (y) adjusted from time to time as a result of assignments to or from such Bank pursuant to
Section 1.13 or 13.04(b).

                 "A Term Loan Commitment Commission" shall have the meaning provided in Section 3.01(a)(ii).

                 "A Term Loan Scheduled Repayment" shall have the meaning provided in Section 4.02(b)(i).

                 "A Term Loan Scheduled Repayment Date" shall have the meaning provided in Section 4.02(b)(i).

                 "A Term Note" shall have the meaning provided in Section 1.05(a)(i).

                 "A TL Percentage" shall mean, at any time of determination thereof, a fraction (expressed as a percentage) the numerator of which is equal to the sum of (x) the aggregate principal amount of A Term Loans outstanding at such time, (y) the Total A Term Loan Commitment at such time and (z) the Total Additional A Term Loan Commitment at such time and the denominator of which is equal to the sum of (x) the aggregate principal amount of Term Loans outstanding at such time, (y) the Total A Term Loan Commitment at such time and
(z) the Total Additional A Term Loan Commitment at such time.

                 "Acquisition" shall mean the acquisition by SBI of all of the capital stock (excluding the outstanding shares of CCI's 12 5/8% Series E Cumulative Exchangeable Preferred Stock) of CCI pursuant to, and in accordance with the terms of, the Acquisition Agreement.

                 "Acquisition Agreement" shall mean the Agreement and Plan of Merger, dated as of August 24, 1997, among SBI, SBI Radio Acquisition Corporation and CCI.

                 "Acquisition Documents" shall mean the Acquisition Agreement and all other agreements and documents relating thereto.

                 "Additional A Term Loan Commitment" shall mean, for each Bank, the amount set forth opposite such Bank's name in Schedule I hereto directly below the column entitled

"Additional A Term Loan Commitment", as the same may be (w) terminated pursuant to Sections 3.03 and/or 10, (x) adjusted form time to time as a result of assignments to or from such Bank pursuant to Sections 1.13 and/or 13.04 (b),
(y) increased pursuant to Section 1.14 or (z) terminated by the Borrower after at least two Business Days' prior written notice to the Administrative Agent at its Notice Office of such decision to terminate such commitment.

                 "Additional A Term Loan Percentage" shall mean, at any time of determination thereof, a fraction (expressed as a percentage) the numerator of which is the Total Additional A Term Loan Commitment and the denominator of which is the Total Additional Term Loan Commitment.

                 "Additional B Term Loan Commitment" shall mean, for each Bank, the amount set forth opposite such Bank's name in Schedule I hereto directly below the column entitled "Additional B Term Loan Commitment," as the same may be (w) terminated pursuant to Sections 3.03 and/or 10, (x) adjusted from time to time as a result of assignments to or from such Bank pursuant to Sections
1.13 and/or 13.04(b), (y) increased pursuant to Section 1.14 or (z) terminated by the Borrower after at least two Business Days' prior written notice to the Administrative Agent at its Notice Office of such decision to terminate such commitment.

                 "Additional B Term Loan Percentage" shall mean, at any time of determination thereof, a fraction (expressed as a percentage) the numerator of which is the Total Additional B Term Loan Commitment and the denominator of which is the Total Additional Term Loan Commitment.

                 "Additional Loans Availability Termination Date" shall mean May 31, 2001.

                 "Additional Collateral" shall mean all property (whether real or personal) in which security interests are granted (or have been purported to be granted) (and continue to be in effect at the time of determination) pursuant to Section 8.13 (which shall in any event exclude any interest in the FCC Authorizations to the extent prohibited by applicable law).

                 "Additional Mortgage" shall have the meaning provided in
Section 8.13(b).

                 "Additional Mortgaged Property" shall have the meaning provided in Section 8.13(b).

                 "Additional Security Documents" shall mean all mortgages, pledge agreements, security agreements and other security documents entered into pursuant to Section 8.13 with respect to Additional Collateral.

                 "Additional Term Loan Assumption Agreement" shall mean and include each Additional Term Loan Assumption Agreement in the form of Exhibit C hereto executed in accordance with Section 1.14 hereof.

                 "Additional Term Loan Assumption Date" shall mean each date (which in no event shall occur after Additional Loans Availability Termination
Date) on which one or more Additional Term Loan Assumption Agreements are delivered to the Administrative Agent pursuant to Section 1.14 of this Agreement.

                 "Additional Term Loan Commitment Commission" shall have the meaning provided in Section 3.01(a)(iii).

                 "Additional Term Loan Commitment" shall mean each Additional A Term Loan Commitment and each Additional B Term Loan Commitment.

                 "Additional Term Loans" shall have the meaning provided in
Section 1.14.

                 "Adjusted Consolidated Net Income" for any period shall mean Consolidated Net Income for such period plus, without duplication, the sum of the amount of all net non-cash charges (including, without limitation, depreciation, amortization, deferred tax expense and non-cash interest expense, but excluding any net non-cash charges reflected in Adjusted Consolidated Working Capital) and net non-cash losses which were included in arriving at Consolidated Net Income for such period less the sum of the amount of all net non-cash gains (exclusive of such non-cash items reflected in Adjusted Consolidated Working Capital) included in arriving at Consolidated Net Income for such period.

                 "Adjusted Consolidated Working Capital" at any time shall mean Consolidated Current Assets (but excluding therefrom all cash and Cash Equivalents) less Consolidated Current Liabilities.

                 "Adjusted RL Percentage" shall mean (x) at a time when no Bank Default exists, for each Bank, such Bank's RL Percentage and (y) at a time when a Bank Default exists (i) for each Bank that is a Defaulting Bank, zero and
(ii) for each Bank that is a Non-Defaulting Bank, the percentage determined by dividing such Bank's Commitment at such time by the Adjusted Total Revolving Loan Commitment at such time, it being understood that all references herein to Revolving Loan Commitments and the Adjusted Total Revolving Loan Commitment at a time when the Total Revolving Loan Commitment or Adjusted Total Revolving Loan Commitment, as the case may be, has been terminated shall be references to the Revolving Loan Commitments or Adjusted Total Revolving Loan Commitment, as the case may be, in effect immediately prior to such termination, provided that
(A) no Bank's Adjusted RL Percentage shall change upon the occurrence of a Bank Default from that in effect immediately prior to such Bank Default if after giving effect to such Bank Default, and any repayment of Revolving Loans at such time pursuant to Section 4.02(a) or otherwise, the sum of the aggregate outstanding principal amount of Loans of all Non-Defaulting Banks plus the Letter of Credit Outstandings, exceed the Adjusted Total Revolving Loan Commitment; (B) the changes to the Adjusted RL Percentage that would have become effective upon the occurrence of a Bank Default but that did not become effective as a result of the preceding clause (A) shall become effective on the first date after the occurrence of the relevant Bank Default on which the sum of the aggregate outstanding principal amount of the

Revolving Loans of all Non-Defaulting Banks plus the Letter of Credit Outstandings is equal to or less than the Adjusted Total Revolving Loan Commitment; and (C) if (i) a Non-Defaulting Bank's Adjusted Percentage is changed pursuant to the preceding clause (B) and (ii) any repayment of such Bank's Loans, or of Unpaid Drawings with respect to Letters of Credit, that were made during the period commencing after the date of the relevant Bank Default and ending on the date of such change to its Adjusted RL Percentage must be returned to the Borrower as a preferential or similar payment in any bankruptcy or similar proceeding of the Borrower, then the change to such Non-Defaulting Bank's Adjusted RL Percentage effected pursuant to said clause
(B) shall be reduced to that positive change, if any, as would have been made to its Adjusted RL Percentage if (x) such repayments had not been made and (y) the maximum change to its Adjusted RL Percentage would have resulted in the sum of the outstanding principal of Loans made by such Bank plus such Bank's new Adjusted RL Percentage of the outstanding principal amount of Letter of Credit Outstandings equaling such Bank's Revolving Loan Commitment at such time.

                 "Adjusted Total Available Revolving Loan Commitment" shall mean, at any time, the Total Available Revolving Loan Commitment at such time less the aggregate Revolving Loan Commitments of all Defaulting Banks at such time.

                 "Adjusted Total Revolving Loan Commitment" shall mean at any time the Total Revolving Loan Commitment less the aggregate Revolving Loan Commitments of all Defaulting Banks.

                 "Administrative Agent" shall mean BTCo, in its capacity as Administrative Agent for the Banks hereunder, and shall include any successor to the Administrative Agent appointed pursuant to Section 12.09.

                 "Affiliate" shall mean, with respect to any Person, any other Person (including for purposes of Section 9.06 only, all directors, officers and partners of such Person) directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person; provided, however, that for purposes of Section 9.06, an Affiliate of Parent shall include any Person that directly or indirectly owns more than 10% of any class of the capital stock of Parent. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

                 "Agents" shall mean the Administrative Agent and each of the Other Agents.

                 "Agreement" shall mean this Credit Agreement, as amended, modified, extended, renewed, replaced, restated or supplemented from time to time.

                 "Applicable Commitment Commission Percentage" shall mean (i) for the period from the Initial Borrowing Date through but not including the first Start Date, .50%, and (ii) from and after any Start Date to and including the corresponding End Date, the respective percentage per annum set forth in clause (A), (B) or (C) below if, but only if, as of the Test Date for such Start Date the applicable condition set forth in clause (A),
(B) or (C) below, as the case may be, is met:

                 (A) 0.50%, if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be greater than 6.0:1.0;

                 (B) 0.375 if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than or equal to 6.0:1 but greater than 5.0:1; and

                 (C) 0.25% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than or equal to 5.0:1.

                 "Applicable Margin" shall mean a percentage per annum (x) for the period commencing on the Initial Borrowing Date, through, but not including, the first Start Date, equal to (A) in the case of A Term Loans and Revolving Loans that are maintained as (i) Base Rate Loans, 1.125%, and (ii) as Eurodollar Loans, 2.125%, and (B) in the case of B Term Loans that are maintained as (i) Base Rate Loans, 1.50% and (ii) Eurodollar Loans, 2.50%, and
(y) from and after any Start Date to and including the corresponding End Date, to be determined according to the Borrower's the Leverage Ratio for such Test Period as set forth below:

                             A Term Loans and     A Term Loans and
                             Revolving Loans      Revolving Loans        B Term Loans          B Term Loans
                             maintained as         maintained as        maintained as         maintained as
Leverage Ratio               Base Rate Loans      Eurodollar Loans      Base Rate Loans      Eurodollar Loans
--------------               ---------------      ----------------      ---------------      ----------------
Greater than 6.75:1               1.125%               2.125%                1.50%                2.50%

Greater than 6.5:1 but less

than or equal to 6.75:1           1.00%                2.00%                 1.375%               2.375%

Greater than 6.0:l but less

than or equal to 6.5:1            0.875%               1.875%                1.25%                2.25%

Greater than 5.5:1 but less

than or equal to 6.0:1            0.625%               1.625%                1.00%                2.00%

Greater than 5.0:1 but less

than or equal to 5.5:1            0.375%               1.375%                0.75%                1.75%

Greater than 4.5:1 but less

than or equal to 5.0:1            0.125%               1.125%                0.75%                1.75%

Lesser than or equal to 4.5:1     0%                   0.875%                0.75%                1.75%

; provided that at any time after the date occurring six months after the First Start Date, the Applicable Margin set forth in the grid above with respect to A Term Loans, Revolving Loans and B Term Loans shall be reduced (i) in the case of A Term Loans and Revolving Loans, by 0.125% for a margin corresponding to a Leverage Ratio that is greater than 6.5:1 or less than or equal to 4.5:1 and by 0.25% for a margin corresponding to a Leverage Ratio that is greater than 4.5:1 but less than or equal to 6.5:1 and (ii) in the case of B Term Loans, by 0.25%, in each case so long as CCI has repaid in full or has transferred or assigned to Parent, Holdings or the Borrower all of its obligations under each of the CCI 10 3/4% Existing Senior Subordinated Notes, the CCI 11 3/8% Senior Subordinated Notes and the CCI 12 5/8% Series E Cumulative Exchangeable Preferred Stock (it being understood and agreed, however, that notwithstanding anything to the contrary contained in this proviso under no circumstances shall the Applicable Margin (i) for B Term Loans maintained as Eurodollar Loans be reduced to less than 1.50% and for B Term Loans maintained as Base Rate Loans be reduced to less than 0.5% and (ii) be less than 0%).

                 "A/RL Maturity Date" shall mean November 30, 2004.

                 "Asset Swapped Media Asset" shall have the meaning provided in
Section 9.02(ix).

                 "Asset Target Media Asset" shall have the meaning provided in
Section 9.02(ix).

                 "Assignment and Assumption Agreement" shall mean the Assignment and Assumption Agreement substantially in the form of Exhibit L (appropriately completed).

                 "Assuming Bank" shall have the meaning provided in Section
1.14.

                 "Authorized Officer" of any Credit Party shall mean and include the Chairman of the Board, the President, the Chief Executive Officer, any Vice President, the Treasurer, the Secretary, any Assistant Secretary, any Assistant Treasurer, the Chief Financial Officer or the Controller of such Credit Party or any other officer of such Credit Party which is designated in writing to the Administrative Agent and the Issuing Bank by any of the foregoing officers of such Credit Party as being authorized to give such notices under this Agreement.

                 "Available Revolving Loan Commitment" for any Bank shall mean, at any time, the Revolving Loan Commitment of such Bank as then in effect less such Bank's RL Percentage of the amount of the Blocked Commitment, if any, at such time.

                 "B Term Loan" shall have the meaning provided in Section 1.01(b)(i).

                 "B Term Loan Commitment" shall mean, for each Bank, the amount set forth opposite such Bank's name in Schedule I hereto directly below the column entitled "B Term Loan Commitment," as the same may be (x) reduced from time to time pursuant to Sections 3.03, 4.02 and/or 10 or (y) adjusted from time to time pursuant to Sections 3.03, 4.02 and/or 10 or (y) adjusted from time to time as a result of assignments to or from such Bank pursuant to Section 1.13 or 13.04(b).

                 "B Term Loan Maturity Date" shall mean the May 31, 2005.

                 "B Term Loan Scheduled Repayment" shall have the meaning provided in Section 4.02(b)(ii).

                 "B Term Loan Scheduled Repayment Date" shall have the meaning provided in Section 4.02(b)(ii).

                 "B Term Note" shall have the meaning provided in Section 1.05(a)(ii).

                 "B TL Percentage" shall mean, at any time of determination thereof, a fraction (expressed as a percentage) the numerator of which is equal to the sum of (x) the aggregate principal amount of B Term Loans outstanding at such time and (y) the Total Additional B Term Loan Commitment at such time, and the denominator of which is equal to the sum of (x) the aggregate principal amount of Term Loans outstanding at such time, (y) the Total A Term Loan Commitment at such time and (z) the Total Additional Term Loan Commitment at such time.

                 "Bank" shall mean each financial institution listed on
Schedule I, as well as any Person which becomes a "Bank" hereunder pursuant to Sections 1.13 and 13.04(b).

                 "Bank Default" shall mean (i) the refusal (which has not been retracted) of a Bank to make available its portion of any Borrowing or to fund its portion of any unreimbursed payment under Section 2.03(c) or (ii) a Bank having notified in writing the Borrower and/or the Administrative Agent that it does not intend to comply with its obligations under Section 1.01 or 2, in the case of either clause (i) or (ii), as a result of any takeover of such Bank by any regulatory authority or agency.

                 "Bankruptcy Code" shall have the meaning provided in Section 10.05.

                 "Base Rate" at any time shall mean the higher of (i) 1/2 of 1% in excess of the Federal Funds Rate and (ii) the Prime Lending Rate.

                 "Base Rate Loan" shall mean each Loan designated or deemed designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

                 "Blocked Commitment" shall mean for the period from and including the date of the sale or disposition of any asset or Recovery Event resulting in a temporary reduction of the Total Revolving Loan Commitment pursuant to Section 4.02(e) or (g) through but not including the date on which all or a part of the net sale proceeds or Reinvestment Amount, as applicable, for such asset are reinvested pursuant to such Section, as applicable, the amount of net sale proceeds or proceeds from a Recovery Event, as applicable.

                 "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

                 "Borrower's 9 1/4% Senior Subordinated Note Documents" shall mean and include each of the documents and other agreements entered into (including, without limitation, the Borrower's 9 1/4% Senior Subordinated Note Indenture) relating to the issuance by the Borrower of the Borrower's 9 1/4% Senior Subordinated Notes, as in effect on the Effective Date, and as the same may be modified, supplemented or amended from time to time pursuant to the terms hereof and thereof.

                 "Borrower's 9 1/4% Senior Subordinated Note Indenture" shall mean that certain indenture, dated as of June 17, 1997, among the Borrower, as issuer, and US Trust Company of Texas, N.A., as Trustee, as in effect on the Effective Date and as the same may be amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof and hereof.

                 "Borrower's 9 1/4% Senior Subordinated Notes" shall mean the Borrower's 9 1/4% Series A Senior Subordinated Notes and any Borrower's 9 1/4% Series B Senior Subordinated Notes issued in exchange therefor in accordance with the terms of the Borrower's 9 1/4% Senior Subordinated Note Indenture.

                 "Borrower's 9 1/4% Series A Senior Subordinated Notes" shall mean the Borrower's 9-1/4% Series A Senior Subordinated Notes due 2007, issued pursuant to the Borrower's 9 1/4% Senior Subordinated Note Indenture.

                 "Borrower's 9 1/4% Series B Senior Subordinated Notes" shall mean the Borrower's 9-1/4% Series B Senior Subordinated Notes due 2007, issued pursuant to the Borrower's 9 1/4% Senior Subordinated Note Indenture.

                 "Borrowing" shall mean the borrowing of one Type of Loan from all the Banks on a pro rata basis on a given date (or resulting from a conversion or conversions on such date) having in the case of Eurodollar Loans the same Interest Period, provided that Base Rate Loans incurred pursuant to
Section 1.10(b) shall be considered part of the related Borrowing of Eurodollar Loans.

                 "BTCo" shall mean Bankers Trust Company in its individual capacity.

                 "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in the New York interbank Eurodollar market.

                 "Calculation Period" shall mean the Test Period most recently ended on or prior to the date that any determination is required to be made hereunder on a Pro Forma Basis.

                 "Capital Expenditures" shall mean, with respect to any Person, all expenditures (excluding barter transactions effected in the ordinary course of business consistent with past practices) by such Person which should be capitalized in accordance with GAAP, including all such expenditures with respect to fixed or capital assets (including, without limitation, expenditures for maintenance and repairs which should be capitalized in accordance with
GAAP) and the amount of Capitalized Lease Obligations incurred by such Person.

                 "Capitalized Lease Obligations" of any Person shall mean all rental obligations which, under GAAP, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with GAAP.

                 "Capstar Disposition" shall mean the sale to third parties by the Borrower and its Subsidiaries of the radio station assets listed on Part A of Schedule (xi).

                 "Capstar Disposition Documents" shall mean all agreements and documents related to the Capstar Disposition.

                 "Cash Equivalents" shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) time deposits and certificates of deposit of any commercial bank having, or which is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any State thereof, the District of Columbia or any foreign jurisdiction having capital, surplus and undivided profits aggregating in excess of $200,000,000, with maturities of not more than one year from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than 90 days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by Standard & Poor's Ratings Group or at least P-1 or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing not more than one year after the date of acquisition by such Person, (v) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (iv) above and (vi) demand deposit accounts maintained in the ordinary course of business.

                 "CCI" shall mean Capstar Communications, Inc. (f/k/a SFX Broadcasting, Inc.), a Delaware corporation.

                 "CCI 11 3/8% Senior Subordinated Notes" shall mean CCI's
11 3/8% Senior Subordinated Notes due 2000 issued pursuant to that certain indenture dated as of October 7, 1993 by and between CCI and Chemical Bank, as Trustee.

                 "CCI 11 3/8% Senior Subordinated Notes Documents" shall mean and include each of the documents and other agreements entered into and relating to the issuance by CCI of the CCI 11 3/8% Senior Subordinated Notes, as in effect on the Effective Date and as the same may be modified, supplemented or amended from time to time pursuant to the terms hereof and thereof.

                 "CCI 12 5/8% Series E Cumulative Exchangeable Preferred Stock" shall mean CCI's 12 5/8% Series E Cumulative Exchangeable Preferred Stock due 2006.

                 "CCI-Capstar Acquisition" shall mean the sale by the Borrower and its Subsidiaries to CCI of the radio station assets listed on Part B of
Schedule XI.

                 "CCI-Capstar Acquisition Documents" shall mean all agreements and documents related to the CCI-Capstar Acquisition.

                 "CCI/SFX Entertainment Tax Liability" shall mean the on-going tax liability of CCI as a result of the spin-off of SFX Entertainment with any tax payments made by CCI in connection with such tax liability to be reimbursed (including gross-up) by SFX Entertainment.

                 "CCI Exchangeable Preferred Stock Documents" shall mean each documents delivered pursuant to the issuance of the CCI 12 5/8% Series E Cumulative Exchangeable Preferred Stock due 2006, as in effect on the Initial Borrowing Date and as the same may be modified, supplemented or amended from time to time pursuant to the terms hereof and thereof.

                 "CCI Exchangeable Preferred Stock Redemption" shall have the meaning provided in Section 5B.01.

                 "CCI Exchange Debenture Indenture" shall mean that certain subordinated indenture, dated as of the date of issuance of the CCI Exchange Debentures and governing such issuance.

                 "CCI Exchange Debentures" shall mean CCI's 12 5/8% Senior Subordinated Exchange Debentures due 2006 issued pursuant to the CCI Exchange Debenture Indenture.

                 "CCI Existing 10 3/4% Senior Subordinated Note Indenture" means that certain indenture dated as of May 31, 1996, by and between CCI and Chemical Bank, as Trustee.

                 "CCI Existing 10 3/4% Senior Subordinated Notes" shall mean CCI's 10 3/4% Senior Subordinated Notes due 2006, issued pursuant to the CCI Existing 10 3/4% Senior Subordinated Note Indenture.

                 "CCI Existing 10 3/4% Senior Subordinated Notes Documents" shall mean and include each of the documents and other agreements entered into (including, without limitation, the CCI Existing 10 3/4% Senior Subordinated
Note Indenture) relating to the issuance by CCI of the CCI Existing 10 3/4% Senior Subordinated Notes, as in effect on the Effective Date and as the same may be entered into, modified, supplemented or amended from time to time pursuant to the terms hereof and thereof.

                 "CCI Existing 10 3/4% Senior Subordinated Notes Redemption" shall have the meaning provided in Section 5B.01.

                 "CCI Intercompany Loan" shall have the meaning provided in
Section 5A.18.

                 "CCI Original Credit Facility" shall mean CCI's existing credit facility pursuant to a Third Amended and Restated Credit Agreement, dated as of June 23, 1997, among CCI, various financial institutions and The Bank of New York, as agent, as in effect on the Effective Date.

                 "CCI Redemptions" shall have the meaning provided in
Section 5B.01.

                 "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C. Section 9601 et seq.

                 "Chancellor Letter Agreement" shall mean that certain Letter Agreement dated as of February 20, 1998, between Parent and Chancellor Media Corporation of Los Angeles, as in effect on the Effective Date.

                 "Chancellor Loan" shall mean the incurrence by Parent of a secured loan from Chancellor Media Corporation of Los Angeles in an aggregate principal amount not to exceed $250,000,000, the net cash proceeds of which shall be used by Parent to make a capital contribution to Holdings which, in turn, shall use such cash proceeds to make a capital contribution to the Borrower.

                 "Chancellor Loan Documents" shall mean the Chancellor Letter Agreement and all other agreements and documents related to the Chancellor Loan.

                 "Change of Ownership" shall mean (i) Parent shall cease to own beneficially 100% of the Voting Stock (other than the Senior Exchangeable Preferred Stock) of Holdings; (ii) Holdings shall cease to own beneficially 100% of the Voting Stock of the Borrower; (iii) if the HM Group shall cease to have the power, directly or indirectly, to vote or direct the voting of securities having a majority of the ordinary voting power for the election of directors of Parent, provided that the occurrence of the foregoing event shall not be deemed a "Change of Ownership" if (1) no "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), excluding the HM Group, shall become the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange
Act), directly or indirectly, of more than the greater of (x) 15% of the then outstanding Voting Stock of Parent and (y) the percentage of the then outstanding Voting Stock of Parent owned by the HM Group and (2) the board of directors of Parent shall consist of a majority of Continuing Directors;
(iv) HM Group (excluding R. Steven Hicks) shall own beneficially fewer shares of outstanding common stock of Parent than R. Steven Hicks; or (v) a "Change of Control" under and as defined in Holdings' Senior Note Indenture, the Borrower's 9 1/4% Senior Subordinated Note Indenture or Holdings' Subordinated Exchange Debentures Indenture shall have occurred.

                 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder. Section references to the Code are to the Code, as in effect at the Effective Date, and to any subsequent provision of the Code, amendatory thereof, supplemental thereto or substituted therefor.

                 "Collateral" shall mean all property (whether real or personal) with respect to which any security interests have been granted (or purported to be granted) pursuant to any Security Document, including, without limitation, all Pledge Agreement Collateral, all Security Agreement Collateral, all Mortgaged Properties and all cash and Cash Equivalents delivered as collateral pursuant to Section 4.02 or Section 10 hereof and all Additional Collateral, if any (all of which shall in any event exclude any interest in the FCC Authorizations to the extent prohibited by applicable law).

                 "Collateral Agent" shall mean the Administrative Agent acting as collateral agent for the Secured Creditors pursuant to the Security Documents.

                 "Commitment" shall mean any of the commitments of any Bank, i.e., whether an A Term Loan Commitment, B Term Loan Commitment, Additional Term Loan Commitment or Revolving Loan Commitment.

                 "Commitment Commission" shall have the meaning provided in
Section 3.01(a)(iii).

                 "Communications Act" shall have the meaning provided in
Section 7.23.

                 "Company Financings" shall mean and include the IPO, the Capstar Disposition, available cash on hand of CBC and its Subsidiaries (including cash received in connection with the CCI-Capstar Acquisition, if any) and the Chancellor Loan.

                 "Consolidated Current Assets" shall mean, at any time, the consolidated current assets of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP plus the Total Unutilized Revolving Loan Commitment at such time.

                 "Consolidated Current Liabilities" shall mean, at any time, the consolidated current liabilities of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP at such time, but excluding (i) the current portion of any Indebtedness under this Agreement and any other long-term Indebtedness which would otherwise be included therein, (ii) accrued but unpaid interest with respect to the Indebtedness described in clause (i), and (iii) the current portion of Capitalized Lease Obligations.

                 "Consolidated EBIT" shall mean, for any period, the Consolidated Net Income of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP, before Consolidated Net Interest Expense and provision for taxes and without giving effect to any extraordinary or non-recurring gains or losses or gains or losses from sales of assets other than inventory sold in the ordinary course of business.

                 "Consolidated EBITDA" shall mean, for any period, Consolidated EBIT for such period, (I) plus, without duplication and to the extent deducted from Consolidated EBIT for such period, the sum of (a) depreciation and amortization expense, (b) amortization of intangibles (including, but not limited to, goodwill) and organization costs, (c) non-cash charges in respect of pension and retiree benefits, (d) the amount resulting from Cost Savings Measures and (e) any other non-cash charges, and (II) minus the total consolidated cash interest income for such period; provided that when determining the Leverage Ratio and the Interest Coverage Ratio, (A) Consolidated EBITDA for any Test Period during which an acquisition or disposition permitted by this Agreement is consummated shall be determined on a Pro Forma Basis as if such acquisition or disposition was consummated on the first day of such Test Period and (B) EBITDA for any large market station operated by Chancellor Media of Los Angeles in accordance with the terms of the Chancellor Letter Agreement shall be, for any period occurring after the second anniversary of the Effective Date, the lesser of the EBITDA of such radio station for such period and the time brokerage fee paid in connection with such radio station for such period.

                 "Consolidated Indebtedness" shall mean, at any time, the sum of the aggregate outstanding principal amount of all Indebtedness for borrowed money (other than Indebtedness for borrowed money entered into for the sole purpose of paying the CCI/SFX Entertainment Tax liability so long as reimbursement is made within 60 days), and the principal component of Capitalized Lease Obligations of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP; provided, however, that Indebtedness in connection with CCI's Existing 10 3/4% Senior Subordinated Notes and CCI's 12 5/8% Series E Cumulative Exchangeable Preferred Stock (including any Indebtedness incurred to refinance CCI's 10 3/4% Senior Subordinated Notes and CCI's 12 5/8% Series E Cumulative Exchangeable Preferred Stock) shall be included in the calculation of Consolidated Indebtedness on the basis of the face amount thereof and not on the basis of any write-ups as a result of any purchase accounting.

                 "Consolidated Net Cash Interest Expense" shall mean, for any period, the total consolidated cash interest expense of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP for such period plus, without duplication, (i) that portion of Capitalized Lease Obligations of Holdings and its Consolidated Subsidiaries representing the interest factor for such period and (ii) the amount of all cash Dividend requirements (whether or not declared or paid) on CCI's 12 5/8% Series E Cumulative Exchangeable Preferred Stock paid or accrued or scheduled to be paid or accrued during such period, in each case net of the total consolidated cash interest income of the Borrower and its Consolidated Subsidiaries for such period.

                 "Consolidated Net Income" shall mean, for any period, net after tax income of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP, minus the amount of Dividends paid by the Borrower pursuant to Section 9.03(ii); provided, that any non-cash expenses attributable to grants or exercises of employee stock options shall not be included in the determination of Consolidated Net Income.

                 "Consolidated Net Interest Expense" shall mean, for any period, the total consolidated interest expense of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP for such period (calculated without regard to any limitations on the payment thereof) plus, without duplication, that portion of Capitalized Lease Obligations of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP representing the interest factor for such period in each case net of the total consolidated cash interest income of the Borrower and its Consolidated Subsidiaries for such period, but excluding the amortization of any deferred financing costs incurred in connection with this Agreement.

                 "Consolidated Operating Cash Flow" shall mean, for any period, the Operating Cash Flow of Parent and its Consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP during such period.

                 "Consolidated Subsidiaries" shall mean, as to any Person, all Subsidiaries of such Person which are consolidated with such Person for financial reporting purposes in accordance with GAAP.

                 "Contingent Obligation" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or
(y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

                 "Continuing Directors" shall mean the directors of Parent on the date which occurs six months prior to the consummation of the IPO and each other director, if such director's nomination for election to the Board of Directors of Parent is recommended by a majority of the then Continuing Directors or any other nominee of the HM Group.

                 "Cost Savings Measures" shall mean cost savings resulting from employee terminations, facilities consolidations and closings, standardization of employee benefits and compensation practices, consolidation of property, casualty and other insurance coverage and policies, standardization of sales representation commissions and other contract rates, and reductions in taxes other than income taxes, which cost savings the Borrower reasonably believes in good faith would have been achieved during the Test Period as a result of such asset acquisitions (regardless of whether such cost savings could then be reflected in pro forma financial statements under GAAP), provided that both (A) such cost savings and cost savings measures were identified and such cost savings were quantified in an officers' certificate delivered to the Administrative Agent at the time of the consummation of the asset acquisition and (B) with respect to each asset acquisition completed prior to the 90th day preceding such date of determination, actions were commenced or initiated by the Borrower or its Subsidiaries within 90 days of such asset acquisition to effect the cost savings measures identified in such officers' certificate (regardless, however, of whether the corresponding cost savings were ultimately achieved).

                 "Credit Documents" shall mean this Agreement and, after the execution and delivery thereof pursuant to the terms of this Agreement, each Note, each Security Document and the Subsidiary Guaranty.

                 "Credit Event" shall mean the making of any Loan (but shall not include conversions or continuations of existing Loans) or the issuance of any Letter of Credit.

                 "Credit Facilities" shall mean the facilities evidenced by the A Term Loan Commitment, B Term Loan Commitment, the Revolving Loan Commitment and the Additional Term Loan Commitments, if any.

                 "Credit Party" shall mean each Parent Guarantor, the Borrower and each Subsidiary Guarantor.

                 "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                 "Defaulting Bank" shall mean any Bank with respect to which a Bank Default is in effect.

                 "Disqualified Capital Stock" shall mean any capital stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event (i) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the first anniversary of the B Term Loan Maturity Date, or (ii) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (a) debt securities or (b) any capital stock referred to in (i) above, in each case at any time prior to the first anniversary of the B Term Loan Maturity Date.

                 "Dividend" with respect to any Person shall mean that such Person has declared or paid a dividend or returned any equity capital to its stockholders or authorized or made any other distribution, payment or delivery of property (other than common stock of such Person) or cash to its stockholders as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for consideration any shares of any class of its capital stock outstanding on or after the Initial Borrowing Date (or any options or warrants issued by such Person with respect to its capital stock), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for consideration any shares of any class of the capital stock of such Person outstanding on or after the Initial Borrowing Date (or any options or warrants issued by such Person with respect to its capital stock).

                 "Documentation Agents" shall mean each of Salomon Brothers Holding Company Inc. and Goldman Sachs Credit Partners L.P. in their capacity as Documentation Agents for the Banks hereunder.

                 "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

                 "Drawing" shall have the meaning provided in Section 2.04(b).

                 "EBIT" shall mean, for any period, net after tax income of any Person before Net Interest Expense and provision for taxes and without giving effect to any extraordinary gains or losses or gains or losses from sales of assets other than inventory sold in the ordinary course of business.

                 "EBITDA" shall mean, for any period, EBIT, adjusted by adding thereto the amount of all amortization of intangibles and depreciation that were deducted in arriving at EBIT for such period.

                 "Effective Date" shall have the meaning provided in Section 13.10.

                 "Eligible Transferee" shall mean and include a commercial bank, financial institution, any fund that invests in bank loans or other institutional "accredited investor" (as defined in Regulation D of the Securities Act).

                 "Employee Stock Option Plan" shall mean the Capstar Broadcasting Corporation 1997 Employee Stock Option Plan, as amended, and any plan entered into after the Effective Date, for the compensation of management of Parent or any of its Subsidiaries, or any arrangement for the benefit of management of Parent or any of its Subsidiaries, provided that such plan is in form and substance reasonably acceptable to the Administrative Agent.

                 "Employment Agreements" shall have the meaning provided in
Section 5A.04.

                 "End Date" shall mean, for any Margin Reduction Period, the last day of such Margin Reduction Period.

                 "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, "Claims"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief in connection with alleged injury or threat of injury to health, safety or the environment due to the presence of Hazardous Materials.

                 "Environmental Law" means any Federal, state, foreign or local statute, law, rule, regulation, ordinance, code, guideline, written policy and rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, employee health and safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C.
Section 2601 et seq.; the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. Section 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq., the Hazardous Material Transportation Act, 49 U.S.C. Section 1801 et seq. and the Occupational Safety and Health Act, 29 U.S.C. Section 651 et seq.; and any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

                 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the Effective Date and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

                 "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with Parent or any Subsidiary of Parent would be deemed to be a "single employer" within the meaning of Section 414(b),
(c), (m) or (o) of the Code.

                 "Eurodollar Loan" shall mean each Loan designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

                 "Eurodollar Rate" shall mean the offered quotation to first-class banks in the New York interbank Eurodollar market by BTCo for Dollar deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Eurodollar Loan of BTCo with maturities comparable to the Interest Period applicable to such Eurodollar Loan commencing two Business Days thereafter as of 10:00 A.M. (New York time) on the date which is two Business Days prior to the commencement of such Interest Period, divided (and rounded upward to the nearest 1/16 of 1%) by a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

                 "Event of Default" shall have the meaning provided in Section
10.

                 "Excess Cash Flow" shall mean, for any period, the remainder of (a) the sum of (i) Adjusted Consolidated Net Income for such period and (ii) the decrease, if any, in Adjusted Consolidated Working Capital from the first day to the last day of such period, minus (b) the sum of (i) the amount of Capital Expenditures made by the Borrower and its Subsidiaries on a consolidated basis during such period pursuant to and in accordance with
Section 9.07(a) and (b), except to the extent financed with the proceeds of Indebtedness or pursuant to Capitalized Lease Obligations, (ii) the aggregate amount of permanent principal payments of Indebtedness for borrowed money of the Borrower and the permanent repayment of the principal component of Capitalized Lease Obligations of the Borrower and its Subsidiaries (excluding
(1) payments with proceeds of issuances of Indebtedness or equity or with proceeds of asset sales or insurance recovery and condemnation events and (2) payments of Loans or other Obligations, provided that repayments of Loans shall be deducted in determining Excess Cash Flow if such repayments were (x) required as a result of a Scheduled Term Loan Repayment under Section 4.02(b) (but not as a reduction to the amount of Scheduled Term Loan Repayments pursuant to another provision of this Agreement) or (y) made as a voluntary prepayment pursuant to Section 4.01 with internally generated funds (but in the case of a voluntary prepayment of Revolving Loans, only to the extent accompanied by a voluntary reduction to the Total Revolving Loan Commitment)) during such period, (iii) the increase, if any, in Adjusted Consolidated Working Capital from the first day to the last day of such period and (iv) the amount of all expenses (including expenses incurred in connection with acquisitions) that have been paid during such period to the extent that such expenses have been capitalized in accordance with GAAP but only to the extent that the payment thereof does not otherwise reduce Adjusted Consolidated Net Income.

                 "Excess Cash Payment Date" shall mean the date occurring 90 days after the last day of each fiscal year of the Borrower (beginning with its fiscal year ending December 31, 1998).

                 "Excess Cash Payment Period" shall mean with respect to the repayment required on each Excess Cash Payment Date, the immediately preceding fiscal year of the Borrower.

                 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                 "Existing Letter of Credit" shall have the meaning provided in
Section 2.01(d).

                 "Facing Fee" shall have the meaning provided in Section
3.01(c).

                 "FCC" shall mean the Federal Communications Commission, or any successor thereto.

                 "FCC Authorizations" shall have the meaning provided in
Section 7.23.

                 "Federal Funds Rate" shall mean for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

                 "Fees" shall mean all amounts payable pursuant to or referred to in Section 3.01.

                 "GAAP" shall have the meaning provided in Section 13.07(a).

                 "Galaxy Systems Capital Expenditures" shall mean the Capital Expenditures made in connection with the establishment of the Galaxy Systems.

                 "Guaranteed Obligations" shall mean all obligations of the Borrower (i) to each Bank for the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the principal and interest on each Note issued by the Borrower to such Bank, and Loans made, under the Credit Agreement and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit, together with all the other obligations and liabilities (including, without limitation, indemnities, fees and interest thereon) of the Borrower to such Bank now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement or any other Credit Document and the due performance and compliance with all the terms, conditions and agreements contained in the Credit Documents by the Borrower and (ii) to each Bank and each Affiliate of a Bank which enters into an Interest Rate Protection Agreement with the Borrower, which by its express terms are entitled to the benefit of the Parents Guaranty pursuant to Section 14 with the written consent of the Borrower, the full and prompt payment when due (whether by acceleration or otherwise) of all obligations of the Borrower owing under any such Interest Rate Protection Agreement, whether now in existence or hereafter arising, and the due performance and compliance with all terms, conditions and agreements contained therein.

                 "Guarantor" shall mean and include each Parent Guarantor and each Subsidiary Guarantor.

                 "Guaranty" shall mean and included each of the Parents Guaranty, the Subsidiary Guaranty, and any guaranty executed pursuant to
Section 8.13.

                 "Hazardous Materials" means (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous waste," "hazardous materials," "extremely hazardous substances," "restricted hazardous waste," "toxic substances," "toxic pollutants," "contaminants," or "pollutants," or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority.

                 "HM Group" shall mean, collectively, (i) Hicks, Muse, Tate & Furst Incorporated, its Affiliates and R. Steven Hicks taken as a whole, (ii) so long as Hicks, Muse, Tate & Furst Incorporated, its Affiliates and R. Steven Hicks taken as a whole possess sole voting right with respect to the Voting Stock held by each such individual, such individuals who are or were employees, officers, directors or partners of Hicks, Muse, Tate & Furst Incorporated or such Affiliate and the family members of such individuals or trusts created for the sole benefit of such family members and (iii) so long as Hicks, Muse, Tate & Furst Incorporated, its Affiliates and R. Steven Hicks taken as a whole possess sole voting right with respect to the Voting Stock of Parent held by each such Person, any Person not otherwise described by clause (i) and (ii) above, provided that the aggregate number of shares held by all such Persons in accordance with this clause (iii) at any time shall not exceed 3% of the aggregate number of shares held by the Persons described in clause (i) and (ii) above at such time.

                 "Holdings" shall have the meaning provided in the first paragraph of this Agreement.

                 "Holdings' Senior Note Documents" shall mean each of the documents and other agreements entered into (including, without limitation, the Holdings' Senior Note Indenture) relating to the issuance by Holdings of Holdings' Senior Notes, as in effect on the Effective Date and as the same may be amended, modified or supplemented from time to time pursuant to the terms hereof and thereof.

                 "Holdings' Senior Note Indenture" shall mean that certain Indenture, dated as of February 20, 1997, between Holdings and U.S. Trust Company of Texas N.A., as Trustee, as in effect on the Effective Date and as the same may be amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof and hereof.

                 "Holdings' Senior Notes" shall mean Holdings' 12 3/4% senior discount notes due 2009.

                 "Holdings' Subordinated Exchange Debentures" shall mean Holdings' 12% Exchange Debentures due 2009 issued pursuant to the Holdings' Subordinated Exchange Debentures Indenture.

                 "Holdings' Subordinated Exchange Debentures Indenture" shall mean that certain indenture, dated as of the date of issuance of Holdings' Subordinated Exchange Debentures, by and between Holdings and U.S. Trust Company of Texas, N.A., as trustee, which shall be in form and substance satisfactory to the Administrative Agent.

                 "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services due more than 90 days after acquisition of the property or receipt of services or which is otherwise represented by a note, (ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit, (iii) all Indebtedness of the types described in clause (i), (ii),
(iv), (v) or (vi) of this definition secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person (to the extent of the lesser of the amount of such Indebtedness and the value of the respective property), (iv) Capitalized Lease Obligations, (v) all Contingent Obligations of such Person and (vi) all obligations under any Interest Rate Protection Agreement or under any similar type of agreement; provided, that Indebtedness shall not include trade payables and accrued expenses, in each case arising in the ordinary course of business.

                 "Indebtedness to be Refinanced" shall mean all Indebtedness set forth on Schedule XII which is to be repaid in full on the Initial Borrowing Date.

                 "Initial Borrowing Date" shall mean the date occurring on or after the Effective Date on which the initial Borrowing of Loans occurs.

                 "Interest Coverage Ratio" shall mean, on the date of determination thereof, the ratio of (x) Consolidated EBITDA for the Test Period then most recently ended (taken as one accounting period) to (y) Consolidated Net Cash Interest Expense for the Test Period then most recently ended (taken as one accounting period).

                 "Interest Determination Date" shall mean, with respect to any Eurodollar Loan, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Loan.

                 "Interest Period" shall have the meaning provided in Section 1.09.

                 "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

                 "IPO" shall mean an initial public offering of Parent's Class A Common Stock which shall generate at least $550,000,000 of gross cash proceeds, the cash proceeds of such initial public offering net of transaction expenses and other related expenses to be contributed by Parent to the capital of Holdings which, in turn, shall use all or a portion of such cash proceeds to make a capital contribution to the Borrower.

                 "IPO Documents" shall mean all agreements and documents related to the IPO.

                 "Issuing Bank" shall mean, BTCo and any Bank which at the request of the Borrower and with the consent of the Administrative Agent agrees, in such Bank's sole discretion, to become an Issuing Bank for the purpose of issuing Letters of Credit pursuant to Section 2. The sole Issuing Bank on the Effective Date is BTCo.

                 "L/C Supportable Obligations" shall mean obligations of Parent or any of its Subsidiaries as are consistent with the policies of the respective Issuing Bank and otherwise permitted to exist pursuant to the terms of this Agreement, which shall include the posting of Letters of Credit to provide assurance of performance in connection with acquisitions otherwise permitted by Section 9.02.

                 "Leaseholds" of any Person means all the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

                 "Letter of Credit" shall have the meaning provided in Section 2.01(a).

                 "Letter of Credit Fee" shall have the meaning provided in
Section 3.01(b).

                 "Letter of Credit Outstandings" shall mean, at any time, the sum of, without duplication, (i) the aggregate Stated Amount of all outstanding Letters of Credit and (ii) the amount of, without duplication, all Unpaid Drawings in respect of all Letters of Credit.

                 "Letter of Credit Request" shall have the meaning provided in
Section 2.02(a).

                 "Leverage Ratio" shall mean, on the date of determination thereof, the ratio of (x) Consolidated Indebtedness on such date to (y) Consolidated EBITDA for the Test Period then most recently ended (taken as one accounting period).

                 "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

                 "Limited Guaranty" shall mean a limited, unsecured and unconditional guaranty provided by Parent, Holdings or the Borrower, as the case may be, of the obligations and liabilities of any Non-Controlled Entity under its Non-Controlled Entity Credit Facility, which guaranty shall be in form and substance satisfactory to the Administrative Agent.

                 "Loan" shall mean each A Term Loan, B Term Loan and each Revolving Loan.

                 "Main Station Licenses" shall have the meaning provided in
Section 7.23.

                 "Majority Banks" of any Tranche shall mean those Non-Defaulting Banks which would constitute the Required Banks under, and as defined in, this Agreement if all outstanding Obligations of the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated.

                 "Management Agreements" shall have the meaning provided in
Section 5A.04.

                 "Margin Reduction Period" shall mean each period which shall commence on a date on which the financial statements are delivered pursuant to
Section 9.01(b) or Section 9.01(c), as the case may be, and which shall end on the earlier of (i) the date of actual delivery of the next financial statements pursuant to Section 9.01(b) or Section 9.01(c), as the case may be, and (ii) the latest date on which the next financial statements are required to be delivered pursuant to Section 9.01(b) or Section 9.01(c), as the case may be; provided that the first Margin Reduction Period shall commence on the date of delivery of the financial statements in respect of the fiscal quarter of the Borrower ending on December 31, 1998.

                 "Margin Stock" shall have the meaning provided in Regulation
U.

                 "Market" shall mean (i) an unranked Metropolitan Statistical Area or (ii) a Metropolitan Statistical Area ranked 30th or higher by an industry ranking service such as BIA.

                 "Media Asset" shall mean any radio station, television station, billboard and other related assets that broadcasts or communicate ideas, information or entertainment and is located in a Market (it being understood and agreed, however, that notwithstanding anything to the contrary contained in the definition all assets owned by the Borrower and its Subsidiaries on the Initial Borrowing Date shall constitute "Media Assets").

                 "Media Asset Swap" shall have the meaning provided in Section 9.02(ix).

                 "Minimum Borrowing Amount" shall mean for each Tranche of Loans $1,000,000.

                 "Monitoring and Oversight Agreement" shall have the meaning provided in Section 9.06(iv).

                 "Mortgage" shall have the meaning provided in Section
5A.11(a).

                 "Mortgage Policies" shall have the meaning provided in Section 5A.11(b).

                 "Mortgaged Properties" shall have the meaning provided in
Section 5A.11(a).

                 "Net Interest Expense" shall mean, for any period, the total interest expense of any Person for such period (calculated without regard to any limitations on the payment thereof) plus, without duplication, that portion of Capitalized Lease Obligations of such Person representing the interest factor for such period in each case net of the total consolidated cash interest income of such Person for such period, but excluding the amortization of any deferred financing costs incurred in connection with this Agreement.

                 "Net Sale Proceeds" shall mean for any sale, lease, transfer or other disposition of assets, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received by Parent and/or any of its Subsidiaries from such sale, lease, transfer or other disposition, net of reasonable transaction costs (including, without limitation, any underwriting, brokerage or other customary selling commissions and reasonable legal, advisory and other fees and expenses, including title and recording expenses and reasonable expenses incurred for preparing such assets for sale, associated therewith) and payments of unassumed liabilities relating to the assets sold at the time of, or within 30 days after, the date of such sale, the amount of such gross cash proceeds required to be used to repay any Indebtedness (other than Indebtedness of the Banks pursuant to this Agreement) which is secured by the respective assets which were sold, and the estimated marginal increase in income taxes which will be payable by Parent's consolidated group with respect to the fiscal year in which the sale occurs as a result of such sale; but excluding any portion of any such gross cash proceeds which Parent determines in good faith should be reserved for post-closing adjustments (to the extent Parent delivers to the Banks a certificate signed by an Authorized Officer as to such determination), it being understood and agreed that on the day that all such post-closing adjustments have been determined (which shall not be later than six months following the date of the respective asset sale), the amount (if any) by which the reserved amount in respect of such sale or disposition exceeds the actual post-closing adjustments payable by Parent or any of its Subsidiaries shall constitute Net Sale Proceeds on such date.

                 "Non-Controlled Entity" shall mean any Person in which the Borrower or any Wholly-Owned Subsidiary of the Borrower shall own up to 33 1/3% of the economic interest and 0% of the voting interest and which shall be designated as a "Non-Controlled Entity" at time of the investment therein by the Borrower or such Wholly-Owned Subsidiary. Each such designation shall be evidenced by delivering to the Administrative Agent an officers' certificate of an

Authorized Officer of the Borrower certifying that the foregoing conditions have been complied with.

                 "Non-Controlled Entity Credit Facility" shall mean the credit agreement entered into by any Non- Controlled Entity for the purpose of raising proceeds to purchase assets from the Borrower or any Wholly-Owned Subsidiary of the Borrower, which shall be in form and substance satisfactory to the Administrative Agent.

                 "Non-Defaulting Bank" shall mean and include each Bank which is not a Defaulting Bank.

                 "Note" shall mean each A Term Note, each B Term and each Revolving Note.

                 "Notice of Borrowing" shall have the meaning provided in
Section 1.03(a).

                 "Notice of Conversion" shall have the meaning provided in
Section 1.06.

                 "Notice Office" shall mean the office of the Administrative Agent located at 130 Liberty Street, New York, New York 10006, Attention: Jim Reilly, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

                 "Obligations" shall mean all amounts owing to the Administrative Agent, the Collateral Agent or any Bank pursuant to the terms of this Agreement or any other Credit Document.

                 "Operating Cash Flow" shall mean, with respect to any Media Asset during any period, the sum of (x) EBITDA of such Media Asset for such period and (y) corporate overhead expense allocated to such Media Asset for such period adjusted, as applicable, for Cost Savings Measures; it being understood that the Operating Cash Flow of any Person shall mean the consolidated Cash Flow of all Media Assets owned by such Person.

                 "Other Agents" shall mean each of the Syndication Agent and each Documentation Agent.

                 "Parent" shall have the meaning provided in the first paragraph of this Agreement.

                 "Parent Common Stock" shall have the meaning provided in
Section 7.13(a).

                 "Parent Guarantors" shall mean and include each of Parent and Holdings.

                 "Parent Note" shall mean each promissory note, in the form of Exhibit M, evidencing the intercompany loans, other loans and advances made by Parent pursuant to Section 9.05(xix).

                 "Parents Guaranty" shall mean the guaranty of the Parent Guarantors pursuant to Section 14.

                 "Payment Office" shall mean the office of the Administrative Agent located at 130 Liberty Street, New York, New York 10006, Attention:
Anita Manglani or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

                 "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

                 "Pending Acquisitions" shall mean, collectively, (i) the acquisition by the Borrower or its Subsidiaries of radio stations WXPS-FM and WCPV-FM serving the Vergennes, Vermont market and Essex, New York market, respectively; (ii) the acquisition by the Borrower or its Subsidiaries of radio stations KCDQ-FM, KCHX-FM and KMRK-FM serving the Midland, Texas market, KMML-FM, KBUY-FM, KNSY-FM and KIXZ (AM) serving the Amarillo, Texas market, and KRRV- FM, KKST-FM, KZMZ-FM and KDBS (AM) serving the Alexandria, Louisiana market, all from Champion Broadcasting Corporation et al; (iii) the acquisition by the Borrower or its Subsidiaries of radio station KUAB-FM serving the Fairbanks Alaska market from the University of Alaska Fairbanks; (iv) the acquisition by the Borrower or its Subsidiaries of radio station KRNA-FM serving the Iowa City, Iowa market from KRNA, Inc.; (v) the acquisition by the Borrower or its Subsidiaries of the radio stations KKTX-FM and KKTX (AM) serving the Longview, Texas market from Noalmark Broadcasting Corporation; (vi) the acquisition by the Borrower or its Subsidiaries of the radio station WYCL-FM serving the Pensacola, Florida market from Paxon Communications Corporation; (vii) the acquisition by the Borrower or its Subsidiaries of the radio stations WSRI-FM, WZNN (AM), WERZ-FM and WMYF (AM) serving the Portsmouth-Dover-Rochester, New York market from American Radio Systems; and
(viii) the acquisition by the Borrower or its Subsidiaries of the radio station KMJJ-FM serving the Shreveport, Louisiana market from SunGoup, Inc. et al.

                 "Permitted Encumbrance" shall mean, with respect to any Mortgaged Property, such exceptions to title as are set forth in the title insurance policy or title commitment delivered with respect thereto, all of which exceptions must be acceptable to the Administrative Agent in its reasonable discretion.

                 "Permitted Issuance" shall mean (a) the issuance by Parent of options or other equity securities (including as a result of the exercise of any options with regard thereto) of Parent to outside directors, members of management or employees of Parent or any Subsidiary of Parent, (b) the issuance of securities as interest or dividends on pay-in-kind debt or preferred equity securities permitted hereunder and under the other Credit Documents and (c) the issuance to Parent or any Subsidiary of Parent (or any director, with respect to directors' qualifying shares) by any of its Subsidiaries of any of their respective capital stock (other than in the case of capital contributions made by Parent to Holdings with the proceeds received by Parent in respect of payments made on any Parent Note as required by Section 9.05(xix)), in each case with respect to this clause (c) to the extent such capital stock is pledged to the Collateral Agent pursuant to the applicable Pledge Agreement (provided that only 65% of the voting capital stock of a foreign Subsidiary of Parent is required to be so pledged).

                 "Permitted Liens" shall have the meaning provided in Section 9.01.

                 "Permitted Section 9.02(xiii) Acquisition" shall have the meaning provided in Section 9.02(xiii).

                 "Person" shall mean any individual, partnership, joint venture, limited liability company, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

                 "Plan" shall mean any multiemployer or single-employer plan, as defined in Section 4001 of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of), Parent or a Subsidiary of Parent or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which Parent, a Subsidiary of Parent or an ERISA Affiliate maintained, contributed or had an obligation to contribute to such plan.

                 "Pledge Agreement" shall mean have the meaning provided in
Section 5A.09.

                 "Pledge Agreement Collateral" shall mean all "Collateral" as defined in the Pledge Agreement.

                 "Pledged Securities" shall mean "Pledged Securities" as defined in the Pledge Agreement.

                 "Prime Lending Rate" shall mean the rate which BTCo announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. BTCo may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

                 "Prior Acquisition or Sale" shall mean the acquisition of any radio station or 100% of the capital stock of any Person that owns radio stations or the sale of any radio station or Subsidiary, in each case, which was consummated prior to the Effective Date.

                 "Pro Forma Basis" shall mean, in connection with any calculation of compliance with any financial covenant or financial term required to be determined on a Pro Forma Basis, the calculation thereof after giving effect on a pro forma basis to (v) any Prior Acquisition or Sale that occurred after the first day of the relevant Calculation Period as if same had occurred on the first day of such period, (x) the assumption, incurrence or issuance of any Indebtedness or capital stock (other than revolving Indebtedness, except to the extent same is incurred to refinance other outstanding Indebtedness or to finance Stock Swaps, Media Asset Swaps or

Permitted Section 9.02(xiii) Acquisitions) after the first day of the relevant Calculation Period as if such Indebtedness had been incurred or capital stock issued (and the proceeds thereof applied) on the first day of the relevant Calculation Period, (y) the permanent repayment of any Indebtedness (other than revolving Indebtedness (except to the extent accompanied by a permanent commitment reduction)) and Scheduled Repayment after the first day of the relevant Calculation Period as if such Indebtedness had been retired or redeemed on the first day of the relevant Calculation Period and (z) the Stock Swap, Media Asset Swap, Permitted Section 9.02(xiii) Acquisition or sale of any radio station or Subsidiary, if any, then being consummated as well as any other Stock Swap, Media Asset Swap, Permitted Section 9.02(xiii) Acquisition or sale of any radio station or Subsidiary consummated after the first day of the relevant Calculation Period and on or prior to the date of the respective Stock Swap, Media Asset Swap, Permitted Section 9.02(xiii) Acquisition or sale of any radio station or Subsidiary then being effected as if such Stock Swaps, Media Asset Swaps, Permitted Section 9.02(xiii) Acquisitions or sale of any radio station or Subsidiary had occurred on the first day of the relevant Calculation Period, with the following rules to apply in connection therewith:

                 (i) all Indebtedness and capital stock (x) (other than revolving Indebtedness, except to the extent same is incurred to refinance other outstanding Indebtedness, or to finance Permitted
         Section 9.02(xiii) Acquisitions, Stock Swaps or Media Asset Swaps) assumed, incurred or issued after the first day of the relevant Calculation Period (whether incurred to finance a Stock Swap, Media Asset Swap or Permitted Section 9.02(xiii) Acquisition, to refinance Indebtedness or otherwise) shall be deemed to have been incurred or issued (and the proceeds thereof applied) on the first day of the respective Calculation Period and remain outstanding through the date of determination and (y) (other than revolving Indebtedness (except to the extent accompanied by a permanent commitment reduction)) permanently retired or redeemed after the first day of the relevant Calculation Period shall be deemed to have been retired or redeemed on the first day of the respective Calculation Period and remain retired through the date of determination;

                 (ii) all Indebtedness assumed to be outstanding pursuant to preceding clause (i) shall be deemed to have borne interest at (x) the rate applicable thereto, in the case of fixed rate indebtedness or
         (y) the rates which would have been applicable thereto during the respective period when same was deemed outstanding, in the case of floating rate Indebtedness (although interest expense with respect to any Indebtedness for periods while same was actually outstanding during the respective period shall be calculated using the actual rates applicable thereto while same was actually outstanding); and

                 (iii) in making any determination of Consolidated EBITDA, pro forma effect shall be given to any Prior Acquisition or Sale, any Stock Swap, any Media Asset Swap, any Permitted Section 9.02(xiii) Acquisition or sale of any radio station or Subsidiary for the periods described above, taking into account, in the case of any Permitted
         Section 9.02(xiii) Acquisition, Prior Acquisition or Sale (only with respect to such acquisition, if any), Media Asset Swap or Stock Swap, any Cost Savings Measures which are directly attributable to such Permitted Section 9.02(xiii) Acquisition, Prior Acquisition or Sale (only with respect to such acquisition, if any) Media Asset Swap or Stock Swap, as if such Cost Savings Measures were realized on the first day of the respective period.

                 "Projections" shall have the meaning provided in Section
7.05(d).

                 "Qualified Capital Stock" shall mean any capital stock that is not Disqualified Capital Stock.

                 "Quarterly Payment Date" shall mean the last Business Day of each March, June, September and December occurring after the Initial Borrowing Date.

                 "Radio Stations" shall mean and include (i) all of the AM and FM radio stations owned and operated by Parent and its Subsidiaries as of the Initial Borrowing Date, after giving effect to all elements of the Transaction that are closing or being consummated as of or on the Initial Borrowing Date and (ii) any radio stations acquired after the Initial Borrowing Date.

                 "RCRA" shall mean the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C. Section 6901 et seq.

                 "Real Property" of any Person shall mean all the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

                 "Recovery Event" shall mean the receipt by Parent or any of its Subsidiaries of any (i) cash insurance proceeds payable (x) by reason of theft, loss, physical destruction or damage or any other similar event with respect to any property or assets of Parent or any of its Subsidiaries and (y) under any policy of insurance required to be maintained under Section 8.03 or
(ii) condemnation award payable by reason of eminent domain or deed in lieu thereof.

                 "Refinancing" shall mean the repayment in full of the Indebtedness to be Refinanced.

                 "Refinancing Documents" shall mean all agreements and documents related to the Refinancing.

                 "Region" shall mean each of the geographic areas designated as a Region by the Borrower as set forth on Schedule XIII and containing the Markets served by the Media Assets located therein.

                 "Register" shall have the meaning set forth in Section 13.17.

                 "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

                 "Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                 "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                 "Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                 "Reinvestment Assets" shall have the meaning provided in
Section 4.02(e).

                 "Release" means disposing, discharging, injecting, spilling, pumping, leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing, pouring and the like, into or upon any land or water or air, or otherwise entering into the environment.

                 "Replaced Bank" shall have the meaning provided in Section
1.13.

                 "Replacement Bank" shall have the meaning provided in Section 1.13.

                 "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan as to which the 30-day notice requirement has not been waived by the PBGC.

                 "Required Banks" shall mean Non-Defaulting Banks, the sum of whose outstanding Term Loans (or, if prior to the Termination thereof, Term Loan Commitments and then outstanding Term Loans of such Non-Defaulting Banks) and Revolving Loan Commitments (or after the termination thereof, outstanding Revolving Loans and Adjusted RL Percentage of Letter of Credit Outstandings) represent an amount greater than 50% of the sum of all outstanding Term Loans (or, if prior to termination thereof, Term Loan Commitments and all then outstanding Term Loans of all Non-Defaulting Banks) of Non-Defaulting Banks and the Adjusted Total Revolving Loan Commitment (or after the termination thereof, the sum of the then total outstanding Revolving Loans of Non-Defaulting Banks and the aggregate Adjusted RL Percentages of all Non-Defaulting Banks of Letter of Credit Outstandings at such time).

                 "Returns" shall have the meaning provided in Section 7.09.

                 "Revolving Loan" shall have the meaning provided in Section 1.01(c).

                 "Revolving Loan Commitment" shall mean for each Bank, the amount set forth opposite such Bank's name in Schedule I hereto directly below the column entitled "Revolving Loan Commitment", as same may be (x) reduced from time to time pursuant to Sections 3.02, 3.03, 4.02 and/or 10, (y) adjusted from time to time as a result of assignments to or from such Bank pursuant to
Section 1.13 or 13.04(b) or (z) increased pursuant to Section 9.04(xiv).





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                 "Revolving Loan Commitment Commission" shall have the meaning provided in Section 3.01(a)(i).

                 "Revolving Note" shall have the meaning provided in Section 1.05(a)(iii).

                 "RKZ Disposition" shall mean the disposition of the RKZ television station and related assets.

                 "RL Percentage" of any Bank at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Revolving Loan Commitment of such Bank at such time and the denominator of which is the Total Revolving Loan Commitment at such time, provided that if the RL Percentage of any Bank is to be determined after the Total Revolving Loan Commitment has been terminated, then the RL Percentages of the Banks shall be determined immediately prior (and without giving effect) to such termination.

                 "SBI" shall mean SBI Holding Corporation, a Delaware corporation.

                 "Scheduled Repayments" shall mean A Term Loan Scheduled Repayments and B Term Loan Scheduled Repayments.

                 "SEC" shall have the meaning provided in Section 8.01(h).

                 "Second A Term Loan Borrowing Date" shall mean a date occurring on or prior to the 120th day following the Initial Borrowing Date.

                 "Section 4.04(b)(ii) Certificate" shall have the meaning provided in Section 4.04(b).

                 "Secured Creditors" shall have the meaning assigned that term in the Security Documents.

                 "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                 "Security Agreement" shall have the meaning provided in
Section 5A.10.

                 "Security Agreement Collateral" shall mean all "Collateral" as defined in the Security Agreement (which shall in any event exclude any interests in the FCC Authorizations to the extent prohibited or ineffectual under applicable law).

                 "Security Document" shall mean and include the Pledge Agreement, the Security Agreement, each Mortgage and, after the execution and delivery thereof, each Additional Mortgage and each Additional Security Document required to be delivered pursuant to Section 8.13.





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                 "Senior Exchangeable Preferred Stock" shall mean Holdings' 12%
Senior Exchangeable Preferred Stock due 2009.

                 "Senior Exchangeable Preferred Stock Documents" shall mean each document delivered pursuant to the issuance of the Senior Exchange Preferred Stock or in connection therewith (including, but not limited to, the Holdings' Subordinated Exchange Debentures Indenture and all documents relating thereto), which shall be in form and substance satisfactory to the Administrative Agent, as in effect on the Initial Borrowing Date and as the same may be modified, supplemented or amended from time to time pursuant to the terms hereof and thereof.

                 "SFX Entertainment" shall mean SFX Entertainment, Inc., a Delaware corporation.

                 "Shareholders' Agreements" shall have the meaning provided in
Section 5A.04.

                 "Standby Letter of Credit" shall have the meaning provided in
Section 2.01(a).

                 "Star Systems Capital Expenditures" shall mean the Capital Expenditures made in connection with the establishment of the Borrower's Star Systems.

                 "Start Date" shall mean, with respect to any Margin Reduction Period, the first day of such Margin Reduction Period.

                 "Stated Amount" of each Letter of Credit shall, at any time, mean the maximum amount available to be drawn thereunder (in each case determined without regard to whether any conditions to drawing could then be met).

                 "Stock Swapped Media Asset" shall have the meaning provided in
Section 9.02(ix).

                 "Stock Swaps" shall have the meaning provided in Section 9.02(ix).

                 "Stock Target Media Asset" shall have the meaning provided in
Section 8.02(ix).

                 "Subordinated Notes" shall mean and include the Borrower's
9 1/4% Senior Subordinated Notes and, after the issuance thereof, the Holdings' Subordinated Exchange Debentures.

                 "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which

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such Person and/or one or more Subsidiaries of such Person has more than a 50%
equity interest at the time.

                 "Subsidiary Guarantor" shall mean any Subsidiary of Parent that is or becomes a party to the Subsidiary Guaranty for the purpose of guaranteeing the Obligations hereunder and any obligations under Interest Rate Protection Agreements.

                 "Subsidiary Guaranty" shall have the meaning provided in
Section 5A.08.

                 "Supermajority Banks" of any Tranche shall mean those Non-Defaulting Banks which would constitute the Required Banks under, and as defined in this Agreement if (x) all outstanding Obligations of the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated and (y) the percentage "50%" contained therein were charged to "66 2/3%".

                 "Swapped Media Asset" shall have the meaning provided in
Section 9.02(ix).

                 "Syndication Agent" shall mean NationsBank, N.A., in its capacity as Syndication Agent for the Banks hereunder.

                 "Target Media Asset" shall have the meaning provided in
Section 9.02(ix).

                 "Tax Sharing Agreement" shall have the meaning provided in
Section 5A.04.

                 "Taxes" shall have the meaning provided in Section 4.04(a).

                 "Term Loan" shall mean each A Term Loan, each B Term Loan and each Additional Term Loan.

                 "Term Loan Commitment" shall mean the A Term Loan Commitment, B Term Loan Commitment, Additional A Term Loan Commitment and/or the Additional B Term Loan Commitment of any Bank.

                 "Test Date" shall mean, with respect to any Start Date, the last day of the most recent fiscal quarter of the Borrower ended immediately prior to such Start Date.

                 "Test Period" shall mean the four consecutive fiscal quarters then last ended (taken as one accounting period).

                 "Total Additional A Term Loan Commitment" shall mean, at any time, the sum of the Additional A Term Loan Commitments of each of the Banks.

                 "Total Additional B Term Loan Commitment" shall mean, at any time, the sum of The Additional B Term Loan Commitments of each of the Banks.

                 "Total Additional Term Loan Commitment" shall mean, at any time, the sum of the Additional Term Loan Commitments of each Bank.

                 "Total Available Revolving Loan Commitment" shall mean, at any time, the Total Revolving Loan Commitment less the Blocked Commitment, if any, at such time.

                 "Total A Term Loan Commitment" shall mean, at any time, the sum of the A Term Loan Commitments of each of the Banks.

                 "Total B Term Loan Commitment" shall mean, at any time, the sum of the B Term Loan Commitments of each of the Banks.

                 "Total Commitment" shall mean, at any time, the sum of the Commitments of each of the Banks.

                 "Total Revolving Loan Commitment" shall mean, at any time, the sum of the Revolving Loan Commitments of each of the Banks.

                 "Total Supermajority Banks" shall mean Non-Defaulting Banks the sum of whose outstanding Term Loans (and, if prior to the Term Loan Availability Termination Date, Term Loan Commitments and then outstanding Term Loans of such Non-Defaulting Banks) and Revolving Loan Commitments (or after the termination thereof, outstanding Revolving Loans and Adjusted RL Percentage of Letter of Credit Outstandings) represent an amount greater than 66-2/3% of all outstanding Term Loans (and, if prior to Term Loan Availability Termination Date, Term Loan Commitments and all then outstanding Term Loans of all Non-Defaulting Banks) of Non-Defaulting Banks and the Adjusted Total Revolving Loan Commitment (or after the termination thereof, the sum of the then total outstanding Revolving Loans of Non-Defaulting Banks and the aggregate Adjusted RL Percentages of all Non-Defaulting Banks of Letter of Credit Outstandings at such time.)

                 "Total Term Loan Commitment" shall mean, at any time, the sum of the A Term Loan Commitments, B Term Loan Commitments and Additional Term Loan Guarantors of each of the Banks.

                 "Total Unutilized Revolving Loan Commitment" shall mean, at any time, the amount equal to the remainder of (x) the Total Revolving Loan Commitment then in effect less (y) the sum of the aggregate principal amount of Revolving Loans then outstanding plus the aggregate amount of Letter of Credit Outstandings at such time.

                 "Trade Letter of Credit" shall have the meaning provided in
Section 2.01(a).

                 "Tranche" shall mean the respective facility and commitments utilized in making Loans hereunder, with there being three separate Tranches, i.e., A Term Loans, B Term Loans and Revolving Loans.

                 "Transaction" shall mean, collectively, (i) the consummation of the IPO, (ii) the consummation of the Capstar Disposition, (iii) the consummation of the SFX-Capstar Acquisition, (iv) the incurrence of the Chancellor Loan, (v) the consummation of the Acquisition, (vi) the entering into of the Credit Documents and the incurrence of Loans on the Initial Borrowing Date, (viii) the consummation of the Refinancing, (ix) the consummation of the CCI Redemptions and (x) the payment of fees and expenses in connection with the foregoing.

                 "Transaction Documents" shall mean and include (i) the Credit Documents, (ii) Acquisition Documents, (iii) the Chancellor Loan Documents,
(iv) the Capstar Disposition Documents, (v) the CCI-Capstar Acquisition Documents, (vi) the documentation relating to the CCI Redemptions, (viii) the IPO Documents and (ix) the Refinancing Documents.

                 "Type" shall mean the type of Loan determined with regard to the interest option applicable thereto, i.e., whether a Base Rate Loan or a Eurodollar Loan.

                 "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

                 "Unfunded Current Liability" of any Plan means the amount, if any, by which the actuarial present value of the accumulated benefits under the Plan as of the close of its most recent plan year, determined in accordance with Statement of Financial Accounting Standards No. 35, based upon the actuarial assumptions used by the Plan's actuary in the most recent annual valuation of the Plan, exceeds the fair market value of the assets allocable thereto, determined in accordance with Section 412 of the Code.

                 "United States" and "U.S." shall each mean the United States of America.

                 "Unpaid Drawing" shall have the meaning provided in Section 2.04(a).

                 "Unutilized Revolving Loan Commitment" with respect to any Bank, at any time, shall mean such Bank's Revolving Loan Commitment at such time less the sum of (i) the aggregate outstanding principal amount of Revolving Loans made by such Bank plus (ii) such Bank's Adjusted RL Percentage of all Letter of Credit Outstandings at such time.

                 "Voting Stock" shall mean, as to any Person, any class or classes of capital stock of such Person pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the Board of Directors of such Person, or any class or classes of capital stock convertible into such stock at the option of the holders thereof.

                 "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock (other than director's qualifying shares) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time. Any





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reference to a Wholly-Owned Subsidiary, unless expressly to a Wholly-Owned
Subsidiary of another Person, shall mean a Wholly- Owned Subsidiary of the Borrower.

                 SECTION 12.  The Administrative Agent.

                 12.01 Appointment. The Banks hereby designate BTCo as Administrative Agent (for purposes of this Section 12, the term "Administrative Agent" shall include BTCo in its capacity as Collateral Agent pursuant to the Security Documents) to act as specified herein and in the other Credit Documents. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Administrative Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Administrative Agent may perform any of its duties hereunder by or through its respective officers, directors, agents, employees or affiliates. The Syndication Agent and Documentation Agents shall have no duties or liabilities in such capacities hereunder.

                 12.02 Nature of Duties. The Administrative Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement and the other Credit Documents. Neither the Administrative Agent nor any of its respective officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Administrative Agent shall be mechanical and administrative in nature; the Administrative Agent shall not have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Bank or the holder of any Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.

                 12.03 Lack of Reliance on the Agent. Independently and without reliance upon the Administrative Agent, each Bank and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of Parent and its Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of Parent and its Subsidiaries and, except as expressly provided in this Agreement, the Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Bank or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. The Administrative Agent shall not be responsible to any Bank or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of Parent and its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of Parent and its Subsidiaries or the existence or possible existence of any Default or Event of Default.

                 12.04 Certain Rights of the Administrative Agent. If the Administrative Agent shall request instructions from the Required Banks with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Required Banks; and the Administrative Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, neither any Bank nor the holder of any Note shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Banks.

                 12.05 Reliance. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Administrative Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by the Administrative Agent.

                 12.06 Indemnification. To the extent the Administrative Agent is not reimbursed and indemnified by the Borrower, the Banks will reimburse and indemnify the Agent, in proportion to their respective "percentages" as used in determining the Required Banks, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its respective duties hereunder or under any other Credit Document, in any way relating to or arising out of this Agreement or any other Credit Document; provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct.

                 12.07 The Administrative Agent in Its Individual Capacity. With respect to its obligation to make Loans under this Agreement, the Administrative Agent shall have the rights and powers specified herein for a "Bank" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Banks," "Required Banks," "Majority Banks," SuperMajority Banks," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent may accept deposits from, lend money to, and generally

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engage in any kind of banking, trust or other business with any Credit Party or any Affiliate of any Credit Party as if it were not performing the duties specified herein, and may accept fees and other consideration from the Borrower or any other Credit Party for services in connection with this Agreement and otherwise without having to account for the same to the Banks.

                 12.08 Holders. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

                 12.09 Resignation by the Administrative Agent. (a) The Administrative Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 15 Business Days' prior written notice to the Borrower and the Banks. Such resignation shall take effect upon the appointment of a successor Administrative Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

                 (b) Upon any such notice of resignation, the Banks shall appoint a successor Administrative Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrower.

                 (c) If a successor Administrative Agent shall not have been so appointed within such 15 Business Day period, the Administrative Agent, with the consent of the Borrower, shall then appoint a successor Administrative Agent who shall serve as Administrative Agent hereunder or thereunder until such time, if any, as the Banks appoint a successor Administrative Agent as provided above.

                 (d) If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) above by the 20th Business Day after the date such notice of resignation was given by the Administrative Agent, the Administrative Agent's resignation shall become effective and the Required Banks shall thereafter perform all the duties of the Administrative Agent hereunder and/or under any other Credit Document until such time, if any, as the Banks appoint a successor Administrative Agent as provided above.

                 SECTION 13.  Miscellaneous.

                 13.01 Payment of Expenses, etc. The Borrower shall: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of- pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and disbursements of White & Case LLP and local counsel) in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto

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or thereto, of the Administrative Agent in connection with its syndication efforts with respect to this Agreement and of the Administrative Agent and each of the Banks in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent and for each of the Banks); (ii) pay and hold each of the Banks harmless from and against any and all present and future stamp, excise and other similar taxes with respect to the foregoing matters and save each of the Banks harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes; and (iii) indemnify the Administrative Agent, the Collateral Agent and each Bank, and each of their respective officers, trustees, directors, employees, representatives, agents, trustees and affiliates from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' and consultants' fees and disbursements) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not the Administrative Agent or any Bank or any of their affiliates is a party thereto) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of any Letter of Credit or the proceeds of any Loans hereunder or the consummation of any transactions contemplated herein or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents, or (b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property owned or at any time operated by Parent or any of its Subsidiaries, the generation, storage, transportation, handling or disposal of Hazardous Materials at any location, whether or not owned or operated by Parent or any of its Subsidiaries, the non-compliance of any Real Property with foreign, federal, state and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any Real Property, or any Environmental Claim asserted against Parent, any of its Subsidiaries or any Real Property owned or at any time operated by Parent or any of its Subsidiaries, including, in each case, without limitation, the reasonable fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but excluding any losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified). To the extent that the undertaking to indemnify, pay or hold harmless the Administrative Agent or any Bank set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

                 13.02 Right of Setoff; Collateral Matters. (a) In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to Parent or any of its Subsidiaries or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of Parent or any of its Subsidiaries against and on account of the Obligations and liabilities of Parent or any of its Subsidiaries to such Bank under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Bank pursuant to Section 13.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Bank shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

                 (b) NOTWITHSTANDING THE FOREGOING SUBSECTION (a), AT ANY TIME THAT THE LOANS OR ANY OTHER OBLIGATION SHALL BE SECURED BY REAL PROPERTY LOCATED IN CALIFORNIA, NO BANK SHALL EXERCISE A RIGHT OF SETOFF, BANKER'S LIEN OR COUNTERCLAIM OR TAKE ANY COURT OR ADMINISTRATIVE ACTION OR INSTITUTE ANY PROCEEDING TO ENFORCE ANY PROVISION OF THIS AGREEMENT OR ANY NOTE THAT IS NOT TAKEN BY THE REQUIRED BANKS OR APPROVED IN WRITING BY THE REQUIRED BANKS IF SUCH SETOFF OR ACTION OR PROCEEDING WOULD OR MIGHT (PURSUANT TO SECTIONS 580a, 580b, 580d AND 726 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR SECTION 2924 OF THE CALIFORNIA CIVIL CODE, IF APPLICABLE, OR OTHERWISE) AFFECT OR IMPAIR THE VALIDITY, PRIORITY, OR ENFORCEABILITY OF THE LIENS GRANTED TO THE COLLATERAL AGENT PURSUANT TO THE SECURITY DOCUMENTS OR THE ENFORCEABILITY OF THE NOTES AND OTHER OBLIGATIONS HEREUNDER, AND ANY ATTEMPTED EXERCISE BY ANY BANK OF ANY SUCH RIGHT WITHOUT OBTAINING SUCH CONSENT OF THE REQUIRED BANKS SHALL BE NULL AND VOID. THIS SUBSECTION (b) SHALL BE SOLELY FOR THE BENEFIT OF EACH OF THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT AND THE BANKS HEREUNDER AND SHALL NOT CREATE ANY RIGHTS FOR THE BENEFIT OF ANY CREDIT PARTY OR ANY OTHER PERSON.

                 13.03 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to any Credit Party, at the address specified opposite its signature below or in the other relevant Credit Documents; if to any Bank, at its address specified opposite its name set forth on Schedule II hereto; and if to the Administrative Agent, at its Notice Office; or, as to any Credit Party or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each Bank, at such other address as shall be designated by such Bank in a written notice to the Borrower and the Administrative Agent. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by





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telex or telecopier, except that notices and communications to the
Administrative Agent and the Borrower shall not be effective until received by the Administrative Agent or the Borrower, as the case may be.

                 13.04 Benefit of Agreement. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, no Credit Party may assign or transfer any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of the Banks and, provided further, that, although any Bank may transfer, assign or grant participations in its rights hereunder, such Bank shall remain a "Bank" for all purposes hereunder (and may not transfer or assign all or any portion of its Commitment hereunder except as provided in Section 13.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Bank" hereunder and, provided further, that no Bank shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the relevant Maturity Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan and an increase in the available portion of any Commitment of any Bank shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement or
(iii) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Credit Documents) supporting the Loans hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Bank had not sold such participation.

                 (b) Notwithstanding the foregoing, any Bank (or any Bank together with one or more other Banks) may (x) assign all or a portion of its Revolving Loan Commitment (and related outstanding Obligations hereunder), and/or its outstanding Term Loans of one more Tranches (or, if prior to the termination of the Commitment with respect to the relevant Tranche, the relevant Term Loan Commitment and/or outstanding Term Loan with respect to such Tranche) to (i) its parent company and/or any affiliate of such Bank which is at least 50% owned by such Bank or its parent company or to one or more Banks or (ii) in the case of any Bank that is a fund that invests in bank loans, any other fund that invests in bank loans and is managed by





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the same investment advisor of such Bank or by an Affiliate of such investment advisor or (y) assign all, or if less than all, a portion equal to at least $5,000,000 in the aggregate for the assigning Bank or assigning Banks, of such Revolving Loan Commitments and outstanding principal amount Term Loans (or, if prior to termination of the Commitment with respect to the relevant Tranche, the relevant Term Loan Commitment and/or outstanding Term Loans with respect to such Tranche) hereunder to one or more Eligible Transferees (treating any fund that invests in bank loans and any other fund that invests in bank loans and is managed by the same investment advisor of such fund or by an Affiliate of such investment advisor as a single Eligible Transferee), each of which assignees shall become a party to this Agreement as a Bank by execution of an Assignment and Assumption Agreement, provided that, (i) at such time Schedule I shall be deemed modified to reflect the Commitment (and/or outstanding Term Loans) of such new Bank and of the existing Banks, (ii) upon surrender of the old Notes, new Notes will be issued, at the Borrower's expense, to such new Bank and to the assigning Bank, such new Notes to be in conformity with the requirements of
Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised Commitments (and/or outstanding Term Loans), (iii) the consent of the Administrative Agent and, so long as no Default or Event of Default then exists, of the Borrower shall be required in connection with any such assignment pursuant to clause (y) of this Section 13.04(b) (which consents shall not be unreasonably withheld) and (iv) the Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Bank, the payment of a non-refundable assignment fee of $3,500 and, provided further, that such transfer or assignment will not be effective until recorded by the Administrative Agent on the Register pursuant to Section 13.17 hereof. To the extent of any assignment pursuant to this Section 13.04(b), the assigning Bank shall be relieved of its obligations hereunder with respect to its assigned Commitments. At the time of each assignment pursuant to this
Section 13.04(b) to a Person which is not already a Bank hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Bank shall provide to the Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable a Section 4.04(b)(ii) Certificate) described in Section 4.04(b). To the extent that an assignment of all or any portion of a Bank's Commitment and related outstanding Obligations pursuant to
Section 1.13 or this Section 13.04(b) would, at the time of such assignment, result in increased costs under Section 1.10, 1.11, 2.05 or 4.04 from those being charged by the respective assigning Bank prior to such assignment, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).

                 (c) Nothing in this Agreement shall prevent or prohibit any Bank from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Bank from such Federal Reserve Bank and, with the consent of the Administrative Agent, any Bank which is a fund may pledge all or any portion of its Loans and Notes hereunder to its trustee in support of its obligations to its trustee. No pledge pursuant to this clause
(c) shall release the transferor Bank from any of its obligations hereunder.





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                 13.05  No Waiver; Remedies Cumulative.  No failure or delay on the part of the Administrative Agent or any Bank or any holder of any Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower or any other Credit
Party and the Administrative Agent or any Bank or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Administrative Agent or any Bank or the holder of any Note would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or any Bank or the holder of any Note to any other or further action in any circumstances without notice or demand.

                 13.06 Payments Pro Rata. (a) Except as otherwise provided in this Agreement, the Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations hereunder, it shall distribute such payment to the Banks (other than any Bank that has consented in writing to waive its pro rata share of any such payment) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

                 (b) Each of the Banks agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans, Unpaid Drawings, Commitment Commission or Letter of Credit Fees, of a sum which with respect to the related sum or sums received by other Banks is in a greater proportion than the total of such Obligation then owed and due to such Bank bears to the total of such Obligation then owed and due to all of the Banks immediately prior to such receipt, then such Bank receiving such excess payment shall purchase for cash without recourse or warranty from the other Banks an interest in the Obligations of the respective Credit Party to such Banks in such amount as shall result in a proportional participation by all the Banks in such amount; provided that if all or any portion of such excess amount is thereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

                 (c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding Sections 13.06(a) and (b) shall be subject to the express provisions of this Agreement which require, or permit, differing payments to be made to Non-Defaulting Banks as opposed to Defaulting Banks.

                 13.07 Calculations; Computations. (a) The financial statements to be furnished to the Banks pursuant hereto shall be made and prepared in accordance with generally accepted





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accounting principles in the United States consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Banks); provided that, notwithstanding anything to the contrary contained in this Agreement, all computations determining compliance with Sections 9.08 and 9.09 and the definitions of Applicable Commitment Commission Percentage and Applicable Margin shall include the consolidated Indebtedness (other than Indebtedness for borrowed money evidenced by a Parent Note), consolidated net cash interest expense and consolidated EBITDA, as the case may be, of each Non-Controlled Entity; provided further, that, except as otherwise specifically provided herein, (i) all computations of Excess Cash Flow and all computations determining compliance with Sections 9.07 through 9.09, inclusive, and the definitions of Applicable Commitment Commission Percentage and Applicable Margin shall utilize accounting principles and policies in conformity with those used to prepare the historical financial statements delivered to the Banks pursuant to Section 7.05(a) and (ii) all computations determining compliance with Sections 9.08 and 9.09 and the definitions of Applicable Commitment Commission Percentage and Applicable Margin shall be determined on a Pro Forma Basis (with the foregoing generally accepted accounting principles, subject to the preceding proviso, herein called "GAAP").

                 (b) All computations of interest on Eurodollar Loans, Commitment Commission and Fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, Commitment Commission or Fees are payable and all computations of interest on Base Rate Loans shall be made on the basis of a year of 365 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

                 13.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS OTHERWISE PROVIDED IN CERTAIN OF THE MORTGAGES, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF PARENT, HOLDINGS AND THE BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF PARENT, HOLDINGS AND THE BORROWER HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION SYSTEM, WITH OFFICES AT 1633 BROADWAY, NEW YORK, NEW YORK 10019 AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF





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ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND
TRANSACTION DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, EACH OF PARENT, HOLDINGS AND THE BORROWER AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE ADMINISTRATIVE AGENT UNDER THIS AGREEMENT. EACH OF PARENT, HOLDINGS AND THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY CREDIT PARTY AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT UNDER THIS AGREEMENT, ANY BANK OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST PARENT, HOLDINGS OR THE BORROWER IN ANY OTHER JURISDICTION.

                 (b) EACH OF PARENT, HOLDINGS AND THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                 (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                 13.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

                 13.10 Effectiveness. This Agreement shall become effective on the date (the "Effective Date") on which (i) each of the Borrower, each Agent and each Bank shall have





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signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile device) the same to the Administrative Agent at its Notice Office and (ii) the conditions precedent contained in Section 5A are met to the satisfaction of the Administrative Agent and the Required Banks (determined immediately after the occurrence of the Effective Date). Unless the Administrative Agent has received actual notice from any Bank that the conditions contained in Section 5A have not been met to its satisfaction, upon the satisfaction of the condition described in clause
(i) of the immediately preceding sentence and upon the Administrative Agent's good faith determination that the conditions described in clause (ii) of the immediately preceding sentence have been met, then the Effective Date shall have been deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the Effective Date shall not release the Borrower from any liability for failure to satisfy one or more of the applicable conditions contained in Section 5A). The Administrative Agent will give the Borrower and each Bank prompt written notice of the occurrence of the Effective Date.


                 13.11 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                 13.12 Amendment or Waiver; etc., (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Banks, provided that no such change, waiver, discharge or termination shall, without the consent of each Bank (other than a Defaulting
Bank) (with Obligations being directly affected), (i) extend the final scheduled maturity of any Loan or Note or extend the stated maturity of any Letter of Credit beyond the A/RL Maturity Date, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates), or reduce the principal amount thereof (except to the extent repaid in cash), (ii) release all or substantially all of the Collateral (except as expressly provided in the Credit Documents) under all the Security Documents, (iii) amend, modify or waive any provision of this Section 13.12, (iv) reduce the percentage specified in the definition of Required Banks (it being understood that, with the consent of the Required Banks, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Banks on substantially the same basis as the extensions of Term Loans and Revolving Loan Commitments are included on the Effective Date or (v) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement or any other Credit Document; provided further, that no such change, waiver, discharge or termination shall (t) increase the Commitment of any Bank over the amount thereof then in effect without the consent of such Bank (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitment shall not constitute an increase of the Commitment of any Bank, and that an increase in the available portion of any Commitment of any Bank shall not constitute an increase in the Commitment of such Bank), (u) without the





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
consent of each Issuing Bank, amend, modify or waive any provision of Section 2 or alter its rights or obligations with respect to Letters of Credit, (v) without the consent of the Administrative Agent, amend, modify or waive any provision of Section 12 as same applies to such Administrative Agent or any other provision as same relates to the rights or obligations of such Agent, (w) without the consent of the Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent, (x) without the consent of the Majority Banks of each Tranche which is being allocated a lesser prepayment, repayment or commitment reduction as a result of the actions described below (or without the consent of the Majority Banks of such Tranche in the case of an amendment to the definition of Majority Banks), amend the definition of Majority Banks or alter the required application of any prepayments or repayments (or commitment reduction), as between the various Tranches, pursuant to Section 4.01 or 4.02 (excluding Section 4.02(b)) although the Required Banks may waive, in whole or in part, any such prepayment, repayment or commitment reduction, so long as the application, as amongst the various Tranches, of any such prepayment, repayment or commitment reduction which is required to be made is not altered, (y) without the consent of the Supermajority Banks of the respective Tranche, amend, modify or change the definition of Supermajority Banks of the respective Tranche or extend or reduce any Scheduled Repayment applicable to such Tranche and (z) without the consent of the Total Supermajority Banks, amend, modify or waive Section 9.04(xiv) or reduce the percentage specified in the definition of Total Supermajority Banks (it being understood that, with the consent of the Total Supermajority Banks, additional extensions of credit pursuant to this Agreement may be included in the determination of the Total Supermajority Banks on substantially the same basis as the extensions of Term Loans and Revolving Loan Commitments are included on the Effective Date. Notwithstanding anything to the contrary contained herein, the Administrative Agent may enter into documentation (including any changes to this Agreement or the other Credit Documents) necessary to effect the increase in the Total Revolving Loan Commitment pursuant to Section 9.04(xiv) or the Total Additional A Term Loan Commitment or the Total Additional B Term Loan Commitment, as applicable, pursuant to Section 1.14.

                 (b) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by clauses (i) through (v), inclusive, of the first proviso to
Section 13.12(a), the consent of the Required Banks is obtained but the consent of one or more of such other Banks whose consent is required is not obtained, then the Borrower shall have the right, so long as all non-consenting Banks are treated as described in clauses (A) or (B) below, to either (A) replace each such non-consenting Bank or Banks (or, at the option of the Borrower, if the respective Bank's consent is required with respect to less than all Tranches of Loans (or related Commitments), to replace only the respective Tranche or Tranches of Commitments and/or Loans of the respective non-consenting Bank which gave rise to the need to obtain such Bank's individual consent) with one or more Replacement Banks pursuant to Section 1.13 so long as at the time of such replacement, each such Replacement Bank consents to the proposed change, waiver, discharge or termination or (B) terminate such non-consenting Bank's Commitment and repay its Loans, in accordance with Sections 3.02(b) and/or 4.01(b), provided, that unless the Commitments terminated, and Loans repaid, pursuant to preceding clause (B) are immediately replaced in full at such time through the addition of new Banks or the increase of the Commitments and/or Loans of existing Banks (who in each case must specifically consent thereto), then, in the case of any action pursuant to preceding clause (B), the Required Banks (determined before giving effect to the proposed action) shall specifically consent thereto, provided further, that in any event the Borrower shall not have the right to replace a Bank, terminate its Commitment or repay its Loans solely as a result of the exercise of such Bank's rights (and the withholding of any required consent by such Bank) pursuant to the second proviso to Section 13.12(a).

                 13.13 Survival. All indemnities set forth herein including, without limitation, in Sections 1.10, 1.11, 2.05, 4.04, 12.06 and 13.01 shall, subject to Section 13.15 (to the extent applicable), survive the execution, delivery and termination of this Agreement and the Notes and the making and repayment of the Loans for a period of nine months thereafter.

                 13.14 Domicile of Loans. Each Bank may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Bank. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 13.14 would, at the time of such transfer, result in increased costs under Section 1.10, 1.11, 2.05 or 4.04 from those being charged by the respective Bank prior to such transfer, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes giving rise to such increased costs after the date of the respective transfer).

                 13.15 Limitation on Additional Amounts, etc. Notwithstanding anything to the contrary contained in Section 1.10, 1.11, 2.05 or 4.04 of this Agreement, unless a Bank gives notice to the Borrower that it is obligated to pay an amount under the respective Section within six months after the date the Bank incurs the respective increased costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital, then such Bank shall only be entitled to be compensated for such amount by the Borrower pursuant to said Section 1.10, 1.11, 2.05 or 4.04, as the case may be, to the extent the costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital are incurred or suffered on or after the date which occurs six months prior to such Bank giving notice to the Borrower that it is obligated to pay the respective amounts pursuant to said Section 1.10, 1.11, 2.05 or 4.04, as the case may be; provided that if the circumstances giving rise to such claims have a retroactive effect, then such six month period shall be extended to include the period of such retroactive effect. This Section 13.15 shall have no applicability to any Section of this Agreement other than said Sections 1.10, 1.11, 2.05 and 4.04.

                 13.16 Confidentiality. (a) Subject to the provisions of clause (b) of this Section 13.16, each Bank agrees that it will use its best efforts not to disclose without the prior consent of Parent, Holdings or the Borrower (other than to its employees, officers, directors, auditors, advisors or counsel or to another Bank if the Bank or such Bank's holding or parent company in its sole discretion determines that any such party should have access to such information, provided such Persons shall be subject to the provisions of this Section 13.16 to the same extent as such Bank) any information with respect to Parent or any of its Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Credit Document and which is designated by either Parent, Holdings or the Borrower to the Banks in writing as confidential, provided that any Bank may disclose any such information (a) as has become generally available to the public, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Bank or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors or to the National Association of Insurance Commissioners, (c) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Bank, (e) to the Administrative Agent or the Collateral Agent and (f) to any prospective or actual transferee or participant in connection with any contemplated transfer or participation of any of the Notes or Commitments or any interest therein by such Bank, provided that such prospective transferee agrees to abide by the provisions of this Section 13.16.

                 (b) Each of Parent, Holdings and the Borrower hereby acknowledges and agrees that each Bank may share with any of its affiliates any information related to Parent or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of Parent and its Subsidiaries, provided such Persons shall be subject to the provisions of this Section 13.16 to the same extent as such Bank).

                 13.17 Register. The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for purposes of this Section 13.17, to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Banks, the Loans made by each of the Banks and each repayment in respect of the principal amount of the Loans of each Bank. Failure to make any such recordation, or any error in such recordation shall not affect the Borrower's obligations in respect of such Loans. With respect to any Bank, the transfer of the Commitments of such Bank and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitments and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 13.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Bank shall surrender the Note evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Bank and/or the new Bank. The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may

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be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 13.17.

                 13.18 Designated Senior Indebtedness. Each Credit Party hereby designates its obligations under this Agreement and the other Credit Documents as "Designated Senior Indebtedness" for purposes of, and as defined in the Borrower's 9 1/4% Senior Subordinated Note Indenture and the Holdings' Subordinated Exchange Debentures Indenture.

                 13.19 Effect of Additional Loans on Eurodollar Loans. In connection with the incurrence of Additional Term Loans pursuant to Section
1.14 and the increase in the Revolving Loan Commitment pursuant to Section 9.04(xiv), the Banks hereby agree that, nothwithstanding anything to the contrary contained in this Agreement, the Borrower and the Administrative Agent may take all such actions as may be necessary to ensure that all Banks with outstanding Loans of the Tranche that is to be increased participate in each Borrowing of outstanding Loans of such Tranche (after giving effect to the incurrence of Loans pursuant to Section 1.14 or Section 9.04(xiv), as the case may be) on a pro rata basis (including by having loans incurred pursuant to
Section 1.14 or Section 9.04(xiv), as the case may be, spread out over the then outstanding Borrowings of Loans of such Tranche on a pro rata basis even though as a result thereof such new Loans may effectively have a shorter Interest Period than the existing Loans), and it is hereby agreed that (x) to the extent any existing Borrowings of Loans that are maintained as Eurodollar Loans are broken as a result thereof, any breakage costs of the type described in Section
1.11 of incurred by such Banks in connection therewith shall be for the account of the Borrower or (y) to the extent the Loans that are incurred pursuant to
Section 1.14 or Section 9.04(xiv), as the case may be, are spread out over the then outstanding Borrowings of Loans of the relevant Tranche, the Banks that have made such additional Loans shall be entitled to receive an effective interest rate on such additional Loans as is equal to the Eurodollar Rate as in effect two Business Days prior to the incurrence of such additional Loans plus the then Applicable Margin.

                 SECTION 14.  Parents Guaranty.

                 14.01 The Guaranty. In order to induce the Banks to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by each Parent Guarantor from the proceeds of the Loans and the issuance of the Letters of Credit and to induce the Banks or any of their respective Affiliates to enter into Interest Rate Protection Agreements, each Parent Guarantor hereby agrees with the Banks as follows:
each Parent Guarantor hereby, jointly and severally, unconditionally and irrevocably guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all of the Guaranteed Obligations of the Borrower to the Secured Creditors. If any or all of the Guaranteed Obligations of the Borrower to the Secured Creditors becomes due and payable hereunder, each Parent Guarantor unconditionally, jointly and severally, promises to pay such indebtedness to the Secured Creditors, or order, on demand, together with any and all reasonable expenses which may be incurred by the Administrative Agent or the Secured Creditors in collecting any of the Guaranteed Obligations. All payments made by each Parent Guarantor under this Guaranty shall be made on the same basis as payments by the Borrower under Sections 4.03 and 4.04.

                 14.02 Bankruptcy. Additionally, each Parent Guarantor, jointly and severally, unconditionally and irrevocably guarantees the payment of any and all of the Guaranteed Obligations of the Borrower to the Secured Creditors whether or not then due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in Section 10.05, and unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Secured Creditors, or order, on demand, in lawful money of the United States.

                 14.03 Nature of Liability. (a) The liability of each Parent Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations of the Borrower whether executed by such Parent Guarantor, any other guarantor or by any other party, and the liability of each Parent Guarantor hereunder shall not be affected or impaired by (i) any direction as to application of payment by the Borrower or by any other party, or (ii) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations of the Borrower, or (iii) any payment on or in reduction of any such other guaranty or undertaking, or (iv) any dissolution, termination or increase, decrease or change in personnel by the Borrower, or (v) any payment made to the Administrative Agent or the Secured Creditors on the Guaranteed Obligations which the Administrative Agent or such Secured Creditors repay to the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Parent Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

                 (b) If claim is ever made upon the Administrative Agent or any Secured Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower), then and in such event each Parent Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Parent Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of the Borrower, and each Parent Guarantor shall be and remain jointly and severally liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

                 14.04 Independent Obligation. The obligations of each Parent Guarantor hereunder are independent of the obligations of any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Parent Guarantor whether or not action is brought against any other guarantor or the Borrower and whether or not any other guarantor or the Borrower be joined in any such action or actions. Each Parent Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to such Parent Guarantor. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon.

                 14.05 Authorization. Each Parent Guarantor authorizes the Administrative Agent and the Secured Creditors without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

                 (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                 (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

                 (c) exercise or refrain from exercising any rights against the Borrower or others or otherwise act or refrain from acting;

                 (d) release or substitute any one or more endorsers, guarantors, the Borrower or other obligors;

                 (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to its creditors other than the Banks;

                 (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Secured Creditors regardless of what liability or liabilities of the Borrower remain unpaid;

                 (g) consent to or waive any breach of, or any act, omission or default under, this Agreement or any of the instruments or agreements referred to herein, or otherwise amend, modify or supplement this Agreement or any of such other instruments or agreements; and/or

                 (h) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of any Parent Guarantor from its liabilities under this Guaranty.

                 14.06 Reliance. It is not necessary for the Administrative Agent or the Secured Creditors to inquire into the capacity or powers of Parent or its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

                 14.07 Subordination. Any of the indebtedness of the Borrower now or hereafter owing to any Parent Guarantor is hereby subordinated to the Guaranteed Obligations of the Borrower owing to the Administrative Agent and the Secured Creditors; and if the Administrative Agent so requests at a time when an Event of Default exists, all such indebtedness of the Borrower to such Parent Guarantor shall be collected, enforced and received by such Parent Guarantor for the benefit of the Secured Creditors and be paid over to the Administrative Agent on behalf of the Secured Creditors on account of the Guaranteed Obligations of the Borrower to the Secured Creditors, but without affecting or impairing in any manner the liability of such Parent Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Parent Guarantor of any note or negotiable instrument evidencing any of the indebtedness of the Borrower to such Parent Guarantor, such Parent Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. The provisions of this Section 14.07 (and any claims of each Parent Guarantor as described above) are subject to the provisions of Section 14.08(c) and (d).

                 14.08 Waiver. (a) Each Parent Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require the Administrative Agent or the Secured Creditors to (i) proceed against the Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other guarantor or any other party or (iii) pursue any other remedy in the Administrative Agent's or the Secured Creditors' power whatsoever. Each Parent Guarantor waives any defense based on or arising out of any defense of the Borrower, any other guarantor or any other party, other than payment in full of the Guaranteed Obligations, based on or arising out of the disability of the Borrower, any other guarantor or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Guaranteed Obligations. The Administrative Agent and the Secured Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or the Secured Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law, including, but not limited to, the Communications Act), or exercise any other right or remedy the Administrative Agent and the Secured Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Parent Guarantor hereunder except to the extent the Guaranteed Obligations have been paid. Each Parent Guarantor waives any defense arising out of any such election by the

Administrative Agent and the Secured Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Parent Guarantor against any Borrower or any other party or any security.

                 (b) Each Parent Guarantor waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Guaranteed Obligations. Each Parent Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Parent Guarantor assumes and incurs hereunder, and agrees that the Administrative Agent and the Secured Creditors shall have no duty to advise any Parent Guarantor of information known to them regarding such circumstances or risks.

                 (c) Each Parent Guarantor understands that to the extent the Guaranteed Obligations are secured by Real Property, each Parent Guarantor shall be liable for the full amount of the liability hereunder notwithstanding foreclosure on any such Real Property by trustee sale or any other reason impairing such Parent Guarantor's or any secured creditors' right to proceed against the Borrower. Each Parent Guarantor hereby waives, to the fullest extent permitted by applicable laws, all rights and benefits under Sections 580a, 580b, 580d and 726 of the California Code of Civil Procedure. In addition, each Parent Guarantor hereby waives, to the fullest extent permitted by applicable laws, without limiting the generality of the foregoing or any other provision hereof, all rights and benefits which might otherwise be available to such Parent Guarantor under California Civil Code Sections 2787 through 2855 inclusive, 2899 and 3433.

                 (d) Each Parent Guarantor understands, is aware and hereby acknowledges that if the Banks elect to foreclose on any of the Mortgaged Property security nonjudicially, any right of subrogation of such Parent Guarantor against the Borrower may be impaired or extinguished and that as a result of such impairment or extinguishment of subrogation rights, such Parent Guarantor may have a defense to a deficiency judgment arising out of the operation of Section 580d of the California Code of Civil Procedure and related principles of estoppel. Each Parent Guarantor waives all rights and defenses arising out of an election of remedies by the Banks, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

                 14.09 Nature of Liability. It is the desire and intent of each Parent Guarantor and the Secured Creditors that this Guaranty shall be enforced against such Parent Guarantor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If, however, and to the extent that, the obligations of any Parent Guarantor under this Guaranty shall be adjudicated to be invalid or unenforceable for any reason

(including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of the Guaranteed Obligations of such Parent Guarantor shall be deemed to be reduced and such Parent Guarantor shall pay the maximum amount of the Guaranteed Obligations which would be permissible under applicable law.

                 IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

Address:

 600 Congress Avenue                        CAPSTAR BROADCASTING CORPORATION
 Suite 1400                                 By
                                              --------------------------------
 Austin, Texas  78701                         Name:
 Attn:  Paul D. Stone                         Title:
        William S. Banowsky
 Telephone:  (512) 404-6840
 Telecopy:   (512) 404-6850

 with a copy to:


 Hicks, Muse, Tate & Furst
              Incorporated

 200 Crescent Court, Suite 1600
 Dallas, Texas  75201
 Attn:  Lawrence D. Stuart, Jr.
 Telephone:       (214) 740-7300
 Telecopy:        (214) 740-7313




 600 Congress Avenue                        CAPSTAR BROADCASTING PARTNERS, INC.
 Suite 1400                                 By
                                              --------------------------------
 Austin, Texas  78701                         Name:
 Attn:  Paul D. Stone                         Title:
        William S. Banowsky
 Telephone:  (512) 404- 6840
 Telecopy:   (512) 404-6850



 with a copy to:


 600 Congress Avenue                        CAPSTAR RADIO BROADCASTING PARTNERS,
 Suite 1400                                   INC.
 Austin, Texas  78701                       By
                                              --------------------------------
 Attn:  Paul D. Stone                         Name:
        William S. Banowsky                   Title:
 Telephone:  (512) 404-6840
 Telecopy:   (512) 404-6850

                                        BANKERS TRUST COMPANY,
                                        Individually and as Administrative Agent

                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                        SALOMON BROTHERS HOLDING COMPANY INC,
                                        Individually and as Documentation Agent

                                        By
                                          ------------------------------------
                                          Name:
                                          Title:

                                         GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                         Individually and as Documentation Agent

                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         NATIONSBANK, N.A.,
                                         Individually

                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         NATIONSBANC MONTGOMERY SECURITIES LLC,
                                          as Syndication Agent

                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         BANKBOSTON, N.A.

                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         CYPRESSTREE SENIOR FLOATING RATE FUND



                                              By: CypressTree Investment
                                                  Management Company, Inc., as
                                                  Portfolio Manager

                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         CYPRESSTREE INVESTMENT FUND, LLC



                                              By: CypressTree Investment
                                                  Management Company, Inc. its
                                                  Managing Member

                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         CYPRESSTREE INVESTMENT MANAGEMENT
                                           COMPANY, INC.



                                           As:    Attorney-in-Fact and on behalf
                                                  of First Allmerica Financial
                                                  Life Insurance Company as
                                                  Portfolio Manager

                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                           (Allmerica Separate Account)

                                         KZH-CYPRESSTREE-1 CORPORATION


                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         KZH-IV CORPORATION

                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         KZH-ING-2 CORPORATION

                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         MASSACHUSETTS MUTUAL LIFE INSURANCE
                                         COMPANY

                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         FREMONT FINANCIAL CORPORATION


                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         THE TRAVELERS INSURANCE COMPANY

                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         SANKATY HIGH YIELD ASSET PARTNERS, L.P.


                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                            BAYERISCHE VEREINSBANK, AG
                                              NEW YORK BRANCH


                                         By
                                           -----------------------------------
                                           Name:
                                           Title:


                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                        COMPAGNIE FINANCIERE DE CIC ET DE
                                          L'UNION EUROPEENNE

                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         CREDIT LYONNAIS NEW YORK BRANCH

                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         DRESDNER BANK AG NEW YORK & GRAND
                                           CAYMAN BRANCHES

                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         GENERAL ELECTRIC CAPITAL CORPORATION

                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         IMPERIAL BANK

                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         THE MITSUBISHI TRUST AND BANKING
                                           CORPORATION, Individually

                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         NATIONAL CITY BANK

                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         COOPERATIEVE CENTRALE
                                           RAIFFEISEN-BOERENLEENBANK B.A.,
                                           "RABOBANK NEDERLAND", NEW YORK BRANCH

                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         ROYAL BANK OF CANADA

                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         SOUTHERN PACIFIC BANK

                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         SUMMIT BANK

                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         UNION BANK OF CALIFORNIA, N.A.

                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         NATIONAL WESTMINSTER BANK PLC

                                            By: NatWest Capital Markets Limited,
                                                  its agent

                                            By: Greenwich Capital Markets, Inc.,
                                                  its agent



                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         FLOATING RATE PORTFOLIO



                                            By:  Chancellor LGT Senior Secured
                                                  Management, Inc., as
                                                  Attorney-in-fact

                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         PRIME INCOME TRUST

                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         ING HIGH INCOME PRINCIPAL PRESERVATION
                                           FUND HOLDINGS, LDC



                                              By: ING Capital Advisors, Inc., as
                                                  Investment Advisor



                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         KZH-SOLEIL-2 CORPORATION

                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                        OAK HILL SECURITIES FUND, L.P.

                                           By: Oak Hill Securities GenPar, L.P.,
                                                 its General Partner

                                           By: Oak Hill Securities MGP, Inc.,
                                                 its General Partner

                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         OCTAGON LOAN TRUST

                                           By: Octagon Credit Investors as
                                                 manager

                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         PILGRIM AMERICA PRIME RATE TRUST



                                           By: PILGRIM AMERICA INVESTMENTS,
                                               INC., as its Investment Manager

                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         THE SAKURA BANK LTD.


                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                         RIGGS BANK, N.A.


                                         By
                                           -----------------------------------
                                           Name:
                                           Title:

                                                                      SCHEDULE I

                                                 Revolving                A Term Loan                B Term Loan
                 Bank                            Loan Commitment         Commitment                  Commitment
                 ----                            ---------------         ----------                  ----------
                 Bankers Trust Company           $57,236,842.11           $51,513,157.89                      -

                 Goldman Sachs Credit Partners   $57,236,842.11           $51,513,157.89                      -
                 L.P.

                 NationsBank, N.A.               $57,236,842.11           $51,513,157.89                      -

                 Salomon Brothers Holding        $57,236,842.11           $51,513,157.89                      -
                 Company, Inc.

                 BankBoston, N.A.                $26,315,789.47           $23,684,210.53             $10,000,000.00

                 Bayerische Vereinsbank, AG      $26,315,789.47           $23,684,210.53
                 New York Branch

                 Union Bank of California,       $26,315,789.47           $23,684,210.53                      -
                 N.A.

                 General Electric Capital        $18,421,052.63           $16,578,947.37                      -
                 Corporation

                 The Mitsubishi Trust and        $18,421,052.63           $16,578,947.37                      -
                 Banking Corporation

                 Dresdner Bank AG New York &     $18,421,052.63           $16,578,947.37                      -
                 Grand Cayman Branches

                 Royal Bank of Canada            $18,421,052.63           $16,578,947.37                      -

                 Credit Lyonnais New York        $18,421,052.63           $16,578,947.37                      -
                 Branch

                 Compagnie Financiere de Cic     $18,421,052.63           $16,578,947.37             -
                 et de L'Union Europeenne

                 Southern Pacific Bank           $13,157,894.74           $11,842,105.26             -

                 Summit Bank                     $13,157,894.74           $11,842,105.26             -

                 Cooperatieve Centrale           $13,157,894.74           $11,842,105.26             -
                 Raiffeisen-Boerenleenbank
                 B.A., "Rabobank Nederland",
                 New York Branch

                                                                      Schedule I
                                                                          Page 2

                                                 Revolving                A Term Loan                B Term Loan
                 Bank                            Loan Commitment         Commitment                  Commitment
                 ----                            ---------------         ----------                  ----------
                 Fremont Financial Corporation   $7,894,736.84            $7,105,263.16              -

                 National City Bank              $7,894,736.84            $7,105,263.16              -

                 The Sakura Bank Ltd.            $7,894,736.84            $7,105,263.16              -

                 Riggs Bank, N.A.                $7,894,736.84            $7,105,263.16              -

                 Imperial Bank                   $5,263,157.89            $4,736,842.11              -

                 The Industrial Bank of Japan,   $5,263,157.89            $4,736,842.11              -

                 Limited

                 Chancellor LGT Asset                     -                       -                  $25,000,000.00

                 Management

                 Cypress Tree Investments                 -                       -                  $20,000,000.00

                 Prime Income Trust                       -                       -                  $20,000,000.00

                 Senior Debt Portfolio by                 -                       -                  $20,000,000.00
                 Boston Management and
                 Research

                 First Dominion Capital                   -                       -                  $20,000,000.00

                 ING Capital Advisors, Inc.               -                       -                  $20,000,000.00

                 Pilgrim America Group, Inc.              -                       -                  $20,000,000.00

                 Protective Asset Management              -                       -                  $20,000,000.00

                 Sankaty High Yield Asset                 -                       -                  $20,000,000.00

                 Partners, L.P.

                 Stanfield Capital Partners               -                       -                  $20,000,000.00

                                                                      Schedule I
                                                                          Page 3

                                                 Revolving                A Term Loan                 B Term Loan
                 Bank                            Loan Commitment         Commitment                    Commitment
                 ----                            ---------------         ----------                    ----------
                 Trust Company of the West                -                       -                  $ 20,000,000.00

                 Appaloosa                                -                       -                  $ 15,000,000.00

                 Harch Capital Management                 -                       -                  $ 15,000,000.00

                 Massachusetts Mutual Life                -                       -                  $ 15,000,000.00

                 Insurance Company

                 Octagon Loan Trust                       -                       -                  $ 15,000,000.00

                 Pacific Investment Management            -                       -                  $ 15,000,000.00
                 Company High Yield Fund

                 The Travelers Insurance                  -                       -                  $ 15,000,000.00
                 Company

                 National Westminster Bank PLC            -                       -                  $ 10,000,000.00
                 ("NatWest")

                 Angelo, Gordon & Company                 -                       -                  $ 10,000,000.00

                 Imperial Capital                         -                       -                  $ 10,000,000.00

                 Oak Hill Partners                        -                       -                  $ 10,000,000.00

                 Sterling Asset Management                -                       -                  $ 10,000,000.00

                 KZH-Soleil-2 Corporation                 -                       -                  $ 10,000,000.00

                 Mountain Capital Advisors                 -                       -                 $  5,000,000.00
                                                  ===============          ===============           ===============

                 Total:                           $500,000,000.00          $450,000,000.00           $400,000,000.00
                 ------                           ---------------          ---------------           ---------------

                                                                      SCHEDULE I



                                  COMMITMENTS

                                            Revolving             A Term Loan               B Term Loan
     Bank                                Loan Commitment           Commitment               Commitment
     ----                                ---------------          -----------               -----------
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
                                                                     SCHEDULE II

                                 BANK ADDRESSES

                 Bank                                          Address
                 ----                                          -------
Bankers Trust Company                                    130 Liberty Street
                                                         New York, NY   10006
                                                         Attn:  Jim Reilly
                                                         Tel: (212) 250-9545
                                                         Fax: (212) 250-7218


Bayerische Vereinsbank, AG                               150 East 42nd Street
New York Branch                                          19th Floor
                                                         New York, NY  10017-4679
                                                         Attn:  Ebner V. Eschenbach
                                                         Tel.:  (212) 672-5778
                                                         Fax.:  (212) 672-5516


Compagnie Financiere de CIC et de L'Union Europeenne     520 Madison Avenue
                                                         37th Floor
                                                         New York, New York
                                                         Attn:  Marcus Edward
                                                         Tel.:  (212) 715-4427
                                                         Fax.:  (212) 715-4535


Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.,    300 South Wacker Drive
"Rabobank Nederland", New York Branch                    Suite 3500
                                                         Chicago, IL  60606
                                                         Attn:  Douglas W. Zylstra


Dresdner Bank AG New York &                              75 Wall Street
    Grand Cayman Branches                                New York, New York  10005
                                                         Attn:  Robert Grella
                                                         Tel.:  (212) 429-2252
                                                         Fax.:  (212) 459-2129


Goldman Sachs Credit Partners L.P.                       85 Broad Street
                                                         New York, NY  10004
                                                         Attn:  Steve B. King
                                                                     -or-
                                                                Lola K. Small
                                                         Tel:   (212)  902-1000
                                                         Fax:   (212)  346-2793 (King)
                                                                (212)  357-4597 (Small)

                                                                     Schedule II
                                                                          Page 2



Imperial Bank                                            9920 S. La Cienega Boulevard
                                                         Inglewood, CA  90301
                                                         Attn:  Mark W. Campbell
                                                         Tel.:  (310) 417-5886
                                                         Fax.:  (310) 417-5997


Massachusetts Mutual Life                                1295 State Street
    Insurance Company                                    Springfield, MA  01111
                                                         Attn:  John Wheeler
                                                         Tel.:  (413) 744-6228
                                                         Fax.:  (413) 744-2022


The Mitsubishi Trust and                                 520 Madison Avenue
    Banking Corporation                                  26th Floor
                                                         New York, New York  10022
                                                         Attn:  Dan Chang
                                                         Tel.:  (212) 891-8218
                                                         Fax.:  (212) 644-6825


Morgan Stanley Senior Funding, Inc.                      1585 Broadway
                                                         10th Floor
                                                         New York, NY  10036
                                                         Attn:  James Morgan
                                                         Tel.:  (212) 761-4866
                                                         Fax.:  (212) 761-0592


National City Bank                                       1900 E. Ninth Street
                                                         Cleveland, Ohio   44144
                                                         Attn:  Andrew J. Walshaw
                                                         Tel.:  (216) 575-2193
                                                         Fax.:  (216) 222-0003


National Westminster Bank PLC                            c/o Greenwich Capital Markets, Inc.
                                                         600 Steamboat Road
                                                         Greenwich, CT  06830
                                                         Attn:  Rick Jacoby
                                                         Tel.:  (203) 618-2510
                                                         Fax.:  (203) 618-2520

                                                                     Schedule II
                                                                          Page 3

NationsBank, N.A.                                        901 Main Street
                                                         64th Floor
                                                         Dallas, TX  75202
                                                         Attn:  Jennifer Zyclney
                                                         Tel: (214) 508-2752
                                                         Fax: (214) 508-9390


Octagon Loan Trust                                       380 Madison Avenue
                                                         12th Floor
                                                         New York, NY 10017
                                                         Attn:  Andrew D. Gordon
                                                         Tel.:  (212) 622-3064
                                                         Fax.:  (212) 622-3797


Prime Income Trust                                       c/o Morgan Stanley Dean Witter Advisors
                                                         72nd Floor
                                                         Two World Trade Center
                                                         New York, NY  10048
                                                         Tel.:  (212) 392-5845
                                                         Fax.:  (212) 392-5345


The Sakura Bank                                          277 Park Avenue
                                                         New York, NY  10172
                                                         Attn:  Mickey Chadma
                                                         Tel.:  (212) 756-6875
                                                         Fax.:  (212) 888-7651


Salomon Brothers Holding Company Inc.                    Seven World Trade Center
                                                         New York, New York  10048
                                                         Attn:  Caesar Wyszomirski
                                                         Tel.:  (212) 783-7000
                                                         Fax.:  (212) 816-6000


Sankaty High Yield Partners, L.P.                        Two Copley Place
                                                         Boston, MA  02116
                                                         Attn:  Diane J. Exter
                                                         Tel.:  (617) 572-3216
                                                         Fax.:  (617) 572-3274


Stanfield Capital Partners                               175 Water Street
                                                         New York, NY  10038
                                                         Attn:  Susan McKoyce
                                                         Tel.:  (212) 602-3656
                                                         Fax.:  (212) 602-3669

                                                                     Schedule II
                                                                          Page 4

Southern Pacific Bank                                    12300 Wilshire Boulevard
                                                         Los Angeles, CA  90025
                                                         Attn:  Cheryl A. Wasilowski
                                                         Tel.:  (310) 442-3923
                                                         Fax.:  (310) 207-4067

Summit Bank                                              301 Carnegie Center
                                                         CN 5316
                                                         Princeton, NJ  08543-5316
                                                         Attn:  Catherine O'Brien
                                                         Tel.:  (609) 987-3615
                                                         Fax.:  (609) 734-9125

The Travelers Insurance Company                          One Tower Square
                                                         Hartford, CT  06183-2030
                                                         Attn:  Allen R. Cantrell
                                                         Tel.:  (860) 954-2346
                                                         Fax.:  (860) 954-5243

Union Bank of California, N.A.                           445 South Figueroa Street, 615-075
                                                         Los Angeles, CA  90071
                                                         Attn:  Michael McShane
                                                         Tel.:  (213) 236-5045
                                                         Fax.:  (213) 236-5747